                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2013

Item 1. Report to Shareholders

ANNUAL REPORT D E C E M B E R 3 1 , 2 0 1 3

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Long/Short Equity Fund

Class A: LSNAX / Class I: LSNIX / Class Y: LSNYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

Unconstrained Emerging Markets Bond Fund

Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2013.

VAN ECK FUNDS

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.

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CM COMMODITY INDEX FUND

(unaudited)

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) declined 7.87% (Class A shares, excluding sales charge) for the 12-months ended December 31, 2013. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI)1.

In 2013 overall, developed economies stabilized and rallied, led by recovering U.S. growth, particularly in the last half of the year. Europe also showed signs of recovery over this period. Commodities, too, stabilized and improved slightly in the second half on the strength of the energy sector. However, throughout the year as a whole, concerns about both emerging markets growth and the outlook for growth continued to contain commodity prices.

The CMCI returned -6.57% for the year.2 The Fund and the CMCI outperformed the Dow Jones-UBS Commodity Index3 (DJ-UBS), which declined 9.52%, but underperformed the energy-heavy S&P® GSCI Index4 (SPGSCI), which fell 1.22%. The Fund and the CMCI outperformed the DJ-UBS primarily because each outperformed with respect to roll yield5 in four of five sectors, with the most significant outperformance in the energy sector. More specifically, the CMCI’s 2.52% roll yield advantage over DJ-UBS was the main driver of the CMCI’s outperformance. However, since energy was the best performing sector during the period, the SPGSCI’s heavy 70% weighting in energy was the primary factor driving SPGSCI’s outperformance over the CMCI.

January 1—December 31, 2013 Index Sector Performance
	CMCI	DJ-UBS	SPGSCI
Energy	6.90%	5.20%	5.14%
Industrial Metals	-11.60%	-13.63%	-12.87%
Precious Metals	-30.18%	-30.80%	-29.75%
Agriculture	-13.92%	-14.28%	-18.00%
Livestock	-0.46%	-3.54%	-3.61%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

During the 12-month period, we continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMCI. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the Index’s commodity exposures and weights.

The CMCI is diversified across 28 commodity components and five sectors-energy, precious metals, industrial metals, agriculture and livestock. The Index may include futures contracts with maturities from approximately three months to three years. Target weights and maturities are set semi-annually, and the CMCI is rebalanced back to target weights monthly to reduce the risk of overconcentration in any one commodity.

We continue to believe that a constant maturity approach should be the benchmark for commodities.

■	This approach, which invests across various time periods of the commodity futures curve, seeks to reduce the adverse effects of negative roll yield that can erode the performance of commodity investments over time.

■	Unlike traditional indices, the CMCI is diversified along the entire liquid futures curve and uses a continuous roll mechanism that is the foundation of its constant maturity approach.

Overview

■	In the energy sector, the CMCI outperformed both the DJ-UBS and the SPGSCI. In the CMCI, energy returned 6.90%. The energy sectors in the DJ-UBS and SPGSCI returned 5.20% and 5.14%, respectively.

■	Similarly, in industrial metals, the CMCI outperformed both the DJ-UBS and the SPGSCI. In the CMCI, industrial metals returned -11.60%. The industrial metals sectors in the DJ-UBS and SPGSCI returned -13.63% and -12.87%, respectively.

■	The constant maturity approach proved itself again during the 12-month period, as the roll yield was 1.51% for the CMCI. This bettered the -1.01% roll yield of DJ-UBS by 252 basis points and the 0.96% roll yield of the SPGSCI by 55 basis points.

—	The CMCI outperformed both the DJ-UBS and the SPGSCI with respect to roll yield in four of five sectors during the year.

—	The CMCI’s constant maturity approach mitigated successfully the potentially deleterious effects of negative roll yield during the year.
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CM COMMODITY INDEX FUND

(unaudited)

Fund Review—Performance Drivers

Fund performance for the 12-month period was derived primarily from swap contracts on the UBS Bloomberg Constant Maturity Commodity Total Return Index. Contracts outstanding as of December 31, 2013 are presented on the Fund’s Schedule of Investments.

Of the five sectors represented in the CMCI, the energy sector was the best performer in 2013, up 6.90%. RBOB gasoline was the best performer within the sector, returning 9.35% during the year.

The livestock sector was down for the year, returning -0.46%, with live cattle being the worst performer within the sector, declining 4.05% for the 12 months ended December 31, 2013.

The agriculture sector fell 13.92% during the year. Coffee was the worst performer, dropping 30.48%.

The industrial metals sector posted a return of -11.60%. Within the sector, nickel was the worst performer finishing the 12-month period with a -19.79% total return.

The precious metals sector was the worst performing sector during the 12-month period, down 30.18%. Silver was the weakest performer within the sector, declining 36.42%.

Overview Sector Performance

Source: UBS AG, Bloomberg. Performance of UBS Bloomberg CMCI Indices (all Total Return). Monthly closing prices December 31, 2012—December 31, 2013. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Fund Review—Roll Yield

The CMCI outperformed both the DJ-UBS and SPGSCI with respect to roll yield in four of five sectors, with the most significant outperformance in the livestock sector.

The largest driver of negative roll yield for the DJ-UBS was the energy sector with a roll yield of -4.62%. For the SPGSCI it was the livestock sector, with a roll yield of -5.39%. These compare to roll yields of 3.45% and -1.01% for energy and livestock, respectively, for the CMCI. The largest driver of negative roll yield for the CMCI was the industrial metals sector, where the roll yield was -2.71%.

The best performing sector for roll yield for the DJ-UBS and SPGSCI was agriculture, with roll yields of 5.97% and 5.18%, respectively. Similarly, the best performing sector for roll yield for the CMCI was also agriculture, though this was the only sector where the CMCI lagged the DJ-UBS and SPGSCI, as the CMCI had a roll yield in this sector of 3.76%.

From 12/31/2012	To 12/31/2013	Composite	Energy	Industrial Metals	Precious Metals	Agriculture	Livestock
ROLL YIELD	CMCI	1.51%	3.45%	-2.71%	-0.64%	3.76%	-1.01%
ROLL YIELD	DJ-UBS	-1.01%	-4.62%	-4.55%	-0.78%	5.97%	-4.54%
ROLL YIELD	SPGSCI	0.96%	1.00%	-3.99%	-0.69%	5.18%	-5.39%

Source: Van Eck Global, Bloomberg. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

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Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk, and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk, and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

Van Eck offers an email update related to the commodity markets. The Commodity Monthly Newsletter outlines macro economic events impacting commodity investments. To subscribe to this update, please contact us at 800.826.2333 or visit vaneck.com to register and subscribe.

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Michael F. Mazier

Portfolio Manager

January 11, 2014

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 28 commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]	The Fund is passively managed and may not hold each CMCI component in the same weighting as the CMCI and is subject to certain expenses that CMCI is not. The Fund thus may not exactly replicate the performance of CMCI.

[3]	Dow Jones-UBS Commodity Index (DJ-UBS) is composed of futures contracts on 23 physical commodities covering eight sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock, soft commodities, and agriculture.

[4]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration. SPGSCI buys and sells short-term futures contracts.

[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] – 1.
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CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON
December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMCI
One Year	(13.13)%	(7.87)%	(6.57)%
Life (since 12/31/10)	(6.87)%	(5.01)%	(3.66)%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/13	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMCI
One Year	n/a	(7.57)%	(6.57)%
Life (since 12/31/10)	n/a	(4.68)%	(3.66)%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

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Average Annual Total Return 12/31/13	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMCI
One Year	n/a	(7.58)%	(6.57)%
Life (since 12/31/10)	n/a	(4.72)%	(3.66)%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 0.95% / Net Expense Ratio 0.95%

[2]	I shares: no sales or redemption charges
Gross Expense Ratio 0.95% / Net Expense Ratio 0.65%

[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.07% / Net Expense Ratio 0.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules based, composite benchmark index representing a basket of commodities futures contracts with 28 components, diversified across 24 underlying commodities from the following sectors: energy, precious metals, industrial metals, agriculture and livestock.

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CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CM Commodity Index Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$1,018.70	0.95%	$4.83
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class I	Actual	$1,000.00	$1,021.20	0.65%	$3.31
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Class Y	Actual	$1,000.00	$1,021.30	0.70%	$3.57
	Hypothetical**	$1,000.00	$1,021.68	0.70%	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
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EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) advanced 11.31% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2013. The Fund substantially outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which declined -2.27%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also notably outstripped the MSCI EM Small Cap Index2, which returned 1.35%, for the same period.

Most of the Fund’s substantial outperformance was, in short, attributable to our core philosophy and process. Our process constructs a diversified portfolio of exceptional companies with structural growth characteristics that can be bought at a reasonable price. We believe that it captures the secular development that represents the future of emerging markets; whereas emerging markets’ benchmarks and ETFs often include too many poorly managed companies and weak business models that are more typical of the emerging markets of the past.

Applying our core principle of bottom-up stock selection with its focus on “structural growth at a reasonable price” (SGARP), our stock selection during the 12-month period was effective across the board, but particularly in China, Russia, Taiwan, and South Korea, and across the consumer discretionary, industrial and technology sectors—where we found the most structural growth. At a country level, the Fund is currently overweight China, India, and the Frontier Markets, and underweight Brazil, Mexico, and the Southeast Asian markets. At a sector level, the Fund is currently overweight consumer discretionary and healthcare, and underweight utilities and telecommunications.

Overview

■	Outside of many of our Fund holdings, broad emerging markets overall had a very poor year and notably failed to participate in the re-rating enjoyed by many of the developed markets. The simple explanation is threefold. First, the likely effects of reduced monetary accommodation in the U.S. began to be priced into the emerging markets. This put pressure on the externally dependent countries—India, Indonesia, South Africa, Turkey and Brazil. Second, the decreasing commodity intensity of the Chinese economy provided a headwind to the commodity-intensive economies, Brazil, Russia, and South Africa, and, indeed, to most emerging markets indices, which are heavily weighted in commodity companies. Third and finally, diminishing growth differentials, the dissipation of lingering concerns about peripheral Europe, and a very aggressive monetary policy in Japan, meant that developed markets remained favored destinations for equity flows throughout 2013. Many of these issues will continue into 2014, but we must emphasize again that our process tends to filter out cyclicality in favor of structural growth which, as it did in 2013, should persist in many areas of the emerging market complex regardless of these three negative pressures. Some examples of these growth trends would be the internet, private healthcare and education.
■	China, yet again, confounded the worst fears of the skeptics, with growth showing a mild acceleration in the second half of the year. We have learned over the years that controversy in China tends to result in opportunity, and this year was no exception. The Fund’s largest country attribution in 2013 was to investments in companies in China.
■	At yearend, expectations for global growth appeared somewhat brighter, but for the time being these seem confined to the developed world. This has certainly been reflected in the strong U.S. equity market. We remain vigilant for the effects of changes in global liquidity conditions and continue to select what we believe to be high quality companies in structural growth industries that have positive cash flows, strong balance sheets and can continue to grow, even when access to capital becomes more challenging.

Fund Review

Individual contributors to the Fund’s performance were well diversified across sectors. However, in country terms, stock selection was strongest in China, Russia, Taiwan, and South Korea, and among our various positions in frontier markets. By sector, consumer discretionary, industrials, and technology topped the Fund’s positive attribution for the year. Being substantially underweight during the year in the materials and energy sectors further boosted the Fund’s relative results. We wrote last year of our significant concerns about what we felt were the expensive valuations of consumer staples stocks. Those concerns were well founded, and the Fund’s very low exposure in this space was also helpful in 2013.

Among the stronger individual contributors to the Fund’s results was South Korea-based consumer electronics giant Samsung Electronics (4.5% of Fund’s net assets†). While this was, once again, the Fund’s largest position at yearend, the Fund’s holding in the company was at a level reduced from that at the middle of the year as expectations for 2014 were tempered somewhat. During the course of the year, the Fund’s holdings in Samsung were wholly switched into the preferred shares. This class continues to trade at a very significant discount to the ordinary. Although there is a negative, in that the preferred shares do not have the same voting rights as the ordinary shares, the dividend is higher, and there is at least some chance that Samsung’s increasing cash pile may be used buy back the preferred shares. Another much smaller

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EMERGING MARKETS FUND

(unaudited)

company that contributed significantly to the Fund’s performance was Galaxy Entertainment Group (1.1% of Fund’s net assets†), which is an exceptionally well-managed casino operator exposed to the structural growth theme of “Macau Gambling”. Its stock price more than doubled during the annual period.

The biggest individual detractors from the Fund’s relative results were Emlak Konut (0.7% of Fund’s net assets†), a well-managed real estate company in Turkey, which sold off because of the various issues Turkey is currently facing, and BR Properties (0.5% of Fund’s net assets†), an office real estate rental company in Brazil, which also disappointed, but which continues to offer very enticing multiples, and should perform well when the economy levels out.

The Fund’s country weights are a direct reflection of bottom-up stock picking combined with risk control. That said, from a country perspective, an underweighted exposure to Brazil, Mexico, and the Southeast Asian countries helped the Fund’s results for the year. For example, Indonesia performed poorly during the 12-month period, partly because global liquidity and overheating forced its central bank to pursue policies to prevent inflation, which, in turn, hurt growth. One question that we have been asked following the summer’s “taper tantrums” is what our combined exposure is to countries that fared worst during that period. We are currently underweight in South Africa, Indonesia, and Brazil. In both Turkey and India we have a substantial number of holdings that we anticipate will actually benefit from local currency weakness.

Frontier markets were notable outperformers relative to the benchmark in 2013. We have always included frontier countries in our investment universe, and we currently have positions in Nigeria, Georgia, Kazakhstan, and Saudi Arabia (which we consider frontier). In particular, our UAE healthcare names, NMC Healthcare (0.4% of Fund’s net assets†) and Al Noor Hospitals (0.3% of Fund’s net assets†) did well.

One country where we continue to be selectively optimistic is China. We are encouraged by the political will to make significant and necessary reforms and tackle corruption. Properly executed, such reforms should give China the chance to extend its strong growth momentum, but, more importantly, it should encourage what we consider to be better quality economic growth, that is, growth more focused on domestic demand. The Fund has benefitted substantially from stock selection in China in the last three years. Our active style allows us to target specifically the most appealing aspects of the Chinese growth story and avoid the unattractive, legacy companies that dominate the indices.

Outlook

We approach 2014 with cautious optimism. In our view, the global economy should continue to grow and heal. Monetary conditions are likely to remain accommodative, and valuations are increasingly attractive in relative terms historically. It is clear that emerging markets are deeply unfashionable and this, together with low expectations, establishes the conditions precedent for better performance. We believe that, while it would be naïve to expect the earnings growth that the consensus currently expects for emerging markets in 2014, there will be a better outcome this year. We also believe that the environment remains one that will benefit our particular strategy.

The Fund will continue to be an actively run strategy driven by stock selection. We will continue to construct a robust, diversified portfolio that represents the long-term structural growth opportunities, and we will continue to resist the siren call of indices for “weightings” in inefficient companies that reduce tracking error, but which we believe would be a poor use of our shareholders’ capital. The Fund has the ability to invest in large-cap and mega-cap stocks where there is a well-priced story of structural growth. But it also has the luxury of being able to avoid many of the larger-capitalization names that tend to be in cyclical industries and/or may be subject to increased government involvement. In addition, we have both the experience and expertise to buy smaller-cap stocks which we believe to have great investment dynamics. Throughout 2014, we intend to continue to be relentless in our pursuit of attractive investments that deliver the embedded growth characteristics that are specific to emerging market countries.

Despite our concerns about certain persistent global issues (to which we have already referred), we believe we have constructed a portfolio of exceptional companies which we are confident can deliver strong growth in 2014, and beyond.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs, and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

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We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Angus Shillington
Portfolio Manager	Analyst

January 18, 2014

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small-cap size segment.
9

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2013 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 4.5%)

Samsung manufactures a wide range of consumer electronics, information technology and mobile communication products. Its semiconductor business manufactures a wide range of memory chips and system large scale integrated circuits.

Ezion Holdings Ltd.
(Singapore, 2.4%)

Ezion Holdings offers offshore marine logistics and support services, including liftboats and jack-up rigs.

Magnit OJSC
(Russia, 2.3%)

Magnit is a principally a food retailer and operates a chain of hypermarkets, conveniences stores and other formats.

Mediatek, Inc.
(Taiwan, 1.9%)

MediaTek is a fabless semiconductor company for wireless communications and digital multimedia solutions. The company provides SOC system solutions for wireless communications, high-definition TV, optical storage, DVD, and Blu-ray products.

Glenmark Pharmaceuticals Ltd.
(India, 1.8%)

Glenmark Pharmaceuticals is a company involved in the discovery of new pharmaceutical products for a wide range of therapeutic segments, as well as the manufacture of generic products with the equivalence to branded formulations.

Tencent Holdings Ltd.
(Hong Kong, 1.8%)

Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Beijing Capital International Airport Co. Ltd.
(Hong Kong, 1.6%)

Beijing Capital International Airport operates both aeronautical and non-aeronautical business in the Beijing airport. The company provides aircraft movement and passenger service facilities, safety and security services, fire-fighting services, and ground handling services. In addition, Beijing Capital operates and leases duty free and other retail shops in Beijing Capital Airport properties.

Estacio Participacoes S.A.
(Brazil, 1.6%)

Estacio Participacoes provides post-secondary education services. The company’s network is comprised of university centers, colleges, and distance learning units offering various traditional and technological undergraduate and post-graduate programs.

Glencore Xstrata Plc
(Switzerland, 1.5%)

Glencore Xstrata is a diversified natural resources company. The company operates in three groups: Metals and Minerals, Energy Products, and Agricultural Products. Glencore Xstrata offers its products and services around the world.

Great Wall Motor Company Limited
(Hong Kong, 1.5%)

Great Wall Motor Company, through its subsidiaries, manufactures and sells pick-up trucks and sport-utility vehicles (SUVs) and cars in China under branded names. The company also researches and develops, and manufactures principal automotive parts and components for use in the assembly of pick-up trucks and SUVs.

*Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com

10

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM
One Year	4.91%	11.31%	(2.27)%
Five Year	23.18%	24.66%	15.15%
Ten Year	10.24%	10.90%	11.52%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/13	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM
One Year	9.27%	10.27%	(2.27)%
Five Year	23.74%	23.74%	15.15%
Ten Year	10.12%	10.12%	11.52%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Ten Years: Class C)

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

11

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Average Annual Total Return 12/31/13	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM
One Year	n/a	11.69%	(2.27)%
Five Years	n/a	25.27%	15.15%
Life (since 12/31/07)	n/a	(0.09)%	(0.89)%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/13	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM
One Year	n/a	11.36%	(2.27)%
Life (since 4/30/10)	n/a	7.38%	2.38%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.63% / Net Expense Ratio 1.63%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 1.77% / Net Expense Ratio 1.18%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.63% / Net Expense Ratio 2.50%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.50% / Net Expense Ratio 1.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, covers 2,700 securities in 21 markets that are currently classified as emerging market countries.

12

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$1,104.60	1.70%	$9.02
	Hypothetical**	$1,000.00	$1,016.64	1.70%	$8.64
Class C	Actual	$1,000.00	$1,099.10	2.56%	$13.54
	Hypothetical**	$1,000.00	$1,012.30	2.56%	$12.98
Class I	Actual	$1,000.00	$1,106.90	1.15%	$6.11
	Hypothetical**	$1,000.00	$1,019.41	1.15%	$5.85
Class Y	Actual	$1,000.00	$1,105.10	1.57%	$8.33
	Hypothetical**	$1,000.00	$1,017.29	1.57%	$7.98

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
13

GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) gained 10.74% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2013. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 rose 16.49% for the same period. Two key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position in gold as well as in diversified metals and mining.

The Fund remained underweight relative to the benchmark in the energy sector overall at the end of the annual period, but maintained one of its highest historical energy allocations. Within energy, the Fund was overweight the oil and gas equipment and services, oil and gas drilling, and oil and gas exploration and production sub-sectors. The Fund was also overweight the diversified metals and mining and agricultural products sub-sectors.

The Fund was underweight integrated oil and gas companies throughout the annual period. While the Fund’s average weighting was slightly underweight oil and gas refining and marketing for the annual period, the Fund was overweight as of December 31, 2013. It should be noted that the Fund continues to employ a diversified natural resource strategy, and as such, has been historically underweight energy relative to the S&P® North American Natural Resources Sector Index, the Fund’s benchmark index. For example, the benchmark was approximately 84% energy as of December 31, whereas the Fund was approximately 77% energy—only slightly below the 12-month period’s high. As a point of reference, the S&P® Global Natural Resources Index2, which was approximately 37% energy as of December 31, gained only 0.96% for the 12-month period. This divergence in 2013 performances among indexes highlights the effect that energy allocation had on performance during 2013.

Overview

The most significant factor influencing the markets in which the Fund invested over the past 12 months was a deceleration in growth in the emerging markets that led to an underperformance of metals and mining shares and commodities relative to energy shares and commodities.

Precious metals including gold, with the exception of palladium and base metals, suffered declines during the year. Copper and nickel, for example, experienced drops in price of 7.2% and 18.5%, respectively. Corn and grains also declined over the 12-month period. On the other hand, West Texas Intermediate (WTI) crude prices increased 7.2% to end the year at $98.42 per barrel and North American natural gas was up significantly, albeit from a very low base.

Fund Review

The three strongest positive-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil and gas exploration and production, precious metals and minerals, and agricultural products. Within the oil and gas sub-sector mentioned above, an overweight allocation and, even more, stock selection both contributed to performance. The precious metals and minerals sub-sector consists mostly of silver mining stocks which had significant negative performance over the annual period, and to which the Fund had no exposure over that time frame which led to positive relative performance contribution. Conversely, the Fund had exposure to the agricultural products sub-sector, via its Archer-Daniels-Midland position (0.7% of Fund’s net assets†), which performed positively, and to which the benchmark index had no exposure during the 12-month period.

The three weakest-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were gold, diversified metals and mining, and steel.

The Fund’s strongest contributors included mainly energy-related companies. Shares of the two strongest contributors, Pioneer Natural Resources (3.5% of Fund’s net assets†) and Cimarex Energy (3.7% of Fund’s net assets†), both oil and gas exploration and production companies, gained on strong drilling results and resource additions in the Permian Basin of West Texas. Shares of oilfield services giant Halliburton (3.8% of Fund’s net assets†) rose on strong revenue growth from North American unconventional drilling activities and continued expansion in international exploration and development operations.

The Fund’s weakest contributors were gold companies. The shares of the three weakest of these, Newmont Mining, New Gold, and Eldorado Gold (1.1%, 0.9% and 0.9% of Fund’s net assets, respectively†), all dropped as weakness was seen in the gold mining sector broadly, driven by falling gold prices.

Significant purchases by the Fund were made in the oil and gas refining and marketing sub-sector, which saw the addition of shares in Phillips 66, Marathon Petroleum and Delek (2.6%, 2.4% and 1.1% of Fund’s net assets, respectively†). The Fund’s largest sales during the period were diversified metals and mining companies Rio Tinto, BHP Billiton and Freeport-

14

McMoRan Copper & Gold (all eliminated by the Fund at period end). The Fund’s overall exposure to diversified metals and mining was reduced because of slowing emerging market growth and weakness in base metal and bulk commodity prices.

During the 12-month period, the Fund’s positions in both the diversified metals and mining and gold sub-sectors declined. While the Fund’s allocation to the energy sector trended higher, within the sector itself, the oil and gas refining and marketing sub-sector saw the most significant increase in allocation, with both the oil and gas exploration and production and oil and gas equipment and services sub-sectors also seeing increases.

Outlook

Globally, we are currently seeing positive signs of possible inflections in GDP growth, particularly in developed markets. And while, in the emerging markets, we are seeing growth slowing, that growth is still meaningful. The combination of these two leads us to believe that increasing demand for commodities exists. The further combination of this demand with the never-ending treadmill of trying to provide cost effective, and cost competitive, supply, leads us to conclude that the outlook for commodities has improved. In addition to this fundamental supply and demand scenario, valuations, too, remain compelling across the board. We do not believe there is one global hard asset sector that can, currently, be considered really expensive.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk, and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron Co-Portfolio Manager	Shawn Reynolds Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUP) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
15

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2013 (unaudited)

Glencore Xstrata Plc
(Switzerland, 5.1%)

Glencore Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead, and silver. The group conducts operations in Australia, South Africa and Argentina.

Schlumberger Ltd.
(U.S., 3.9%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management, and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.
(U.S., 3.8%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Consol Energy, Inc.
(U.S., 3.8%)

Consol Energy is a diversified fuel producer in the Eastern U.S. The company owns and operates mining complexes in several states that contain coal reserves. Consol also explores, develops, and produces natural gas, including methane and shale beds.

Cimarex Energy Co.
(U.S., 3.7%)

Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas, and Oklahoma.

Concho Resources, Inc.
(U.S., 3.6%)

Concho Resources acquires, develops and explores for oil and natural gas properties in the Permian Basin area of Southeast New Mexico and West Texas.

Pioneer Natural Resources Co.
(U.S., 3.5%)

Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Marathon Oil Corp.
(U.S., 3.3%)

Marathon Oil is an independent international energy company engaged in exploration and production, oil sands mining, and integrated gas. The company’s operations are focused in North America, Africa, and Europe.

First Quantum Minerals Ltd.
(Canada, 3.2%)

First Quantum Minerals explores for, mines, and produces copper cathode, copper in concentrate, and gold. The company also produces sulfuric acid.

Anadarko Petroleum Corp.
(U.S., 3.0%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil, and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

* Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

16

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500
One Year	4.37%	10.74%	16.49%	32.39%
Five Year	11.79%	13.13%	13.45%	17.94%
Ten Year	11.95%	12.62%	11.18%	7.41%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/13	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR	S&P 500
One Year	8.85%	9.85%	16.49%	32.39%
Five Year	12.24%	12.24%	13.45%	17.94%
Ten Year	11.80%	11.80%	11.18%	7.41%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Ten Years: Class C)

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

17

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Average Annual Total Return 12/31/13	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500
One Year	n/a	11.17%	16.49%	32.39%
Five Year	n/a	13.59%	13.45%	17.94%
Life (since 5/1/06)	n/a	5.52%	5.05%	6.85%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/13	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500
One Year	n/a	11.01%	16.49%	32.39%
Life (since 4/30/10)	n/a	3.84%	7.18%	15.27%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.45% / Net Expense Ratio 1.38%	[3]	I Shares: no sales or redemption charges Gross Expense Ratio 1.03% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.23% / Net Expense Ratio 2.20%	[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.19% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

18

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Hard Assets Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$1,163.10	1.38%	$7.52
	Hypothetical**	$1,000.00	$1,018.25	1.38%	$7.02
Class C	Actual	$1,000.00	$1,158.20	2.20%	$11.97
	Hypothetical**	$1,000.00	$1,014.12	2.20%	$11.17
Class I	Actual	$1,000.00	$1,165.20	1.00%	$5.46
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$1,164.40	1.13%	$6.16
	Hypothetical**	$1,000.00	$1,019.51	1.13%	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
19

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) declined 48.91% (Class A shares, excluding sales charge) for the year ended December 31, 2013. To compare, the NYSE Arca Gold Miners1 (GDMNTR) Index fell 53.65% for the same period. The Fund’s outperformance relative to the benchmark was due to effective stock selection and the Fund’s exposure to gold bullion and cash throughout the year.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. The Fund carried a generous allocation to gold bullion and/or cash throughout most of the year, both of which outperformed gold stocks. Early in the year we anticipated gold price weakness, and by the end of April the Fund’s cash and gold bullion position represented 8.1% and 4.8% of assets, respectively. During May, and again, during August and October, the Fund increased exposure to gold stocks as we prepared for an eventual return to a rising gold price. As of the end of December 2013, the Fund’s cash position represented 1.1% of assets, and the gold bullion position had been reduced to 0.0%.

Most of the stocks in the portfolio posted losses during the period. Tahoe Resources (-9.11%) and Franco-Nevada (-27.43%) outperformed. The outperformance by Tahoe Resources (4.4% of Fund’s net assets†) was driven by the successful start of production at its Escobal silver mine in Guatemala during the year, without major delays or capex2 increases. Franco-Nevada (4.8% of Fund’s net assets†) benefits from the protection against operating and capital cost increases that its royalty business model provides.

Newcrest Mining (-69.60%; 2.0% of Fund’s net assets†) underperformed, as the market continued to price in uncertainty around the company’s operating outlook and announced board and CEO changes. We believe recent changes should allow the company to deliver improved performance. Fresnillo (-57.07%; 2.3% of Fund’s net assets†), the largest producer of primary silver in the world, also underperformed, likely due to the company reducing its 2013 gold production guidance, but also due to silver underperforming gold during the year. However, the company is on track to meet its silver production guidance, and, in our opinion, remains one of the highest quality companies in the sector.

At the end of the period, the Fund was almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal, once the gold market reestablishes a positive trend.

Gold Sector Overview

■	During 2013, gold traded out of the positive long-term trend that had been in place since the financial crisis, failing to respond to its usual drivers.
■	The markets became focused on the idea that the global economy was normalizing. Gold collapsed on the belief the Federal Reserve Bank (the “Fed”) can successfully remove years of extraordinary stimulus and restore “normal” growth. There no longer seemed to be much worry over sovereign debt, fiscal deficits, or extreme monetary policies, and thus, no need for a safe haven like gold.
■	Persistent redemptions in gold bullion exchange-traded products (gold ETPs) commenced in February. Also, by early April, a record in short positions had accumulated in the COMEX[3] futures market.
■	Gold suffered an astonishing collapse of over $200 in just two days, closing at $1,348 per ounce on April 15.
■	An impressive amount of physical demand allowed gold to cut its losses, touching $1,488 per ounce on May 3.
■	In June, the Fed suggested that it would end its $85 billion per month asset purchase program by mid-2014, placing renewed pressure on gold, which traded as low as $1,180 per ounce following the Fed comments.
■	A weaker dollar and strong physical demand from the Middle East and Asia, particularly China, helped push prices higher once again, and gold traded as high as $1,434 per ounce on August 28.
■	After leveling off in August and September, net redemptions resumed in gold ETPs during the fourth quarter. With this renewed selling pressure, and finally the Fed announcement of a pare-back in bond purchases on December 18, gold continued to be range-bound between $1,200 per ounce and $1,400 per ounce.
■	On December 31, 2013 gold closed at $1,205.65 per ounce, down $469.70 or 28.0% for the year.
20

With gold under intense pressure, it should be no surprise that gold stocks were even weaker during the period. During 2013, the GDMNTR fell 53.65%, and small-cap gold mining stocks fell 60.93%, as measured by the Market Vectors Junior Gold Miners Index4 (MVGDXJTR). Despite the weakness in share prices, we were generally pleased by the sector’s 2013 operating results. Most companies are on track to meet their 2013 operating and cost guidance, and many implemented cost saving initiatives and other efforts designed to improve profitability and financial stability in the current price environment, with results that are, so far, encouraging.

Outlook

Despite current sentiment in the markets, we believe tail risk has not gone away. With half-dozen countries in civil turmoil in the Middle East, how long until a country with global economic significance gets dragged into conflict? Easy monetary policies may be creating new financial bubbles in equities or other assets. Meanwhile, it is probably prudent to start thinking about inflation, since it has fallen off most investors’ radars. In a press conference following the December FOMC (Federal Open Market Committee) announcement, Fed chairman Ben Bernanke commented on inflation: “We are going to do what’s necessary to get to target over the next couple of years”. This could result in Fed policies that again remain too easy for too long, putting the Fed’s 2% inflation target at risk. We believe the case for gold and gold shares as portfolio insurance against tail risk remains as strong as ever.

While we were anticipating gold weakness early in 2013, we never expected the correction to morph into an historic collapse of gold and gold shares. Our outlook for this year is based on two themes: 1) the bear market has been so severe and there have been so many gunning for lower gold prices and dumping gold stocks that 2014 should be a year of rebounding or mean reversion for the gold sector and 2) the economy seems to genuinely be getting back on track. As bank lending normalizes, consumers prosper and spend, and the labor market tightens, markets may experience the unintended consequences of the radical monetary policies of the past five years. While it may take a year or two for this to fully develop as GDP growth returns to historic norms, we would expect to see destabilizing levels of asset inflation, consumer price inflation, or other dislocations in the global economy create new risks that are supportive of gold and gold shares.

Having spent the past several years disappointing the market with poor results, gold companies know they are under pressure to deliver improved performance. New management teams have abandoned the volume and growth strategies of their predecessors, replacing them with strategies targeting quality and profitability. Growth is no longer a priority; instead the new focus is on controlling costs, meeting expectations, and generating attractive returns to shareholders. While the gold price is in the dumps, companies are proactively addressing the issues that face the industry. They are taking steps to reduce costs by cutting discretionary spending such as exploration, administrative, and new project capital. Long-term mine plans are being made to access higher quality/higher return ounces. But more importantly, many of the initiatives being implemented by the gold companies are structural changes in the way they operate, which are expected to result in long-term, sustainable cost savings. In addition, managing expectations, meeting guidance, and exercising good capital discipline have become top priorities for gold companies. We expect this new focus by the gold companies on optimizing profitability and returns will lead to improved performance, helping them regain their status in the markets as an effective investment for leveraged exposure to gold. We believe this could translate to outperformance of gold equities relative to gold in a gold bull market.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary, and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs, and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

21

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan	Imaru Casanova
Portfolio Manager	Senior Analyst	Senior Analyst

January 10, 2014

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The NYSE Arca Gold Miners Index (GDMNTR) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Capital expenditures (capex) are expenditures creating future benefits. A capital expenditure is incurred when a business spends money either to buy fixed assets or to add to the value of an existing fixed asset with a useful life extending beyond the taxable year.

[3]	COMEX (Commodity Exchange, Inc.) is a division of the New York Mercantile Exchange (NYMEX), a commodity futures exchange based in Chicago, IL.

[4]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.
22

TOP TEN EQUITY HOLDINGS*

December 31, 2013 (unaudited)

Randgold Resources Ltd.
(United Kingdom, 8.2%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Mali, Cote d’Ivoire, Democratic Republic of Congo, and Senegal.

New Gold, Inc.
(Canada, 7.8%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Canada, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Eldorado Gold Corporation
(Canada, 7.2%)

Eldorado is a growing mid-tier gold producer with mines and projects in Turkey, China, Greece, Romania and Brazil. The company is positioned to become a major gold company, with production expected to grow to about 1.5 million ounces of gold annually within the next five years.

Goldcorp, Inc.
(Canada, 6.9%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Osisko Mining Corporation
(Canada, 6.8%)

Osisko Mining is a mid-tier gold producer. It operates the Canadian Malartic gold mine in Quebec, Canada, and most recently became the owner of the Upper Beaver project in Ontario, Canada through the acquisition of Queenston Mining.

Silver Wheaton Corp.
(Canada, 5.4%)

Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece, and Portugal.

Yamana Gold Inc.
(Canada, 4.8%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, and Mexico.

Franco-Nevada Corp.
(Canada, 4.8%)

Franco-Nevada is a resource royalty and investment company. The company owns a diversified portfolio of precious and base metal royalties, oil and natural gas royalties, and other interests, including assets in production, under development or in the exploration phase mostly located in geopolitically secure countries.

Royal Gold, Inc.
(U.S., 4.5%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties and/or finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

Tahoe Resources Inc.
(U.S., 4.4%)

Tahoe Resources is on its way to becoming one of the world’s largest primary silver producers, having declared commercial production at its Escobal silver mine in Guatemala in January 2014.

*Percentage of net assets.

Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com

23

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDMNTR	S&P 500
One Year	(51.86)%	(48.91)%	(53.65)%	32.39%
Five Year	(3.32)%	(2.17)%	(7.79)%	17.94%
Ten Year	3.33%	3.95%	n/a	7.41%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/13	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDMNTR	S&P 500
One Year	(49.80)%	(49.29)%	(53.65)%	32.39%
Five Year	(2.92)%	(2.92)%	(7.79)%	17.94%
Ten Year	3.22%	3.22%	n/a	7.41%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Ten Years: Class C)

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

24

Average Annual Total Return 12/31/13	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDMNTR	S&P 500
One Year	n/a	(48.67)%	(53.65)%	32.39%
Five Year	n/a	(1.84)%	(7.79)%	17.94%
Life (since 10/2/06)	n/a	1.52%	(5.82)%	6.91%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/13	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDMNTR	S&P 500
One Year	n/a	(48.76)%	(53.65)%	32.39%
Life (since 4/30/10)	n/a	(17.96)%	(20.03)%	15.27%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.46% / Net Expense Ratio 1.45%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 1.08% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.30% / Net Expense Ratio 2.20%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.34% / Net Expense Ratio 1.20%

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

25

INTERNATIONAL INVESTORS GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Investors Gold Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$935.60	1.45%	$7.07
	Hypothetical**	$1,000.00	$1,017.90	1.45%	$7.37
Class C	Actual	$1,000.00	$932.00	2.20%	$10.71
	Hypothetical**	$1,000.00	$1,014.12	2.20%	$11.17
Class I	Actual	$1,000.00	$937.20	1.00%	$4.88
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$937.10	1.20%	$5.86
	Hypothetical**	$1,000.00	$1,019.16	1.20%	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
26

LONG/SHORT EQUITY FUND

(unaudited)

Dear Shareholder:

The Long/Short Equity Fund (the “Fund”), launched on December 12, 2013, rose 2.59% (Class A shares, excluding sales charge) from its launch date until December 31, 2013. The Fund benefited from strong performance in its holdings of equity ETFs with exposure to industrial companies, consumer discretionary stocks, and mid-cap equities generally. Our systematic investment process seeks consistent returns with lower volatility than most other registered investor companies that employ a long/short equity strategy.

The Fund uses statistical analysis to construct a portfolio of long and short positions in exchange-traded products (ETPs) that, in aggregate, aim to track the performance of a primary universe of U.S. focused long/short equity hedge funds. The analysis has four steps. First it computes an average return and standard deviation for the primary universe of funds that takes into account the diversification of those funds from each other. Then it uses a patented methodology (U.S. Patent # 7,707,092) to filter out of the primary universe funds whose returns and standard deviations differ significantly from the average return and standard deviation of that universe. Excluding those outliers from the primary universe yields a secondary universe that is a subset of the primary universe of funds. In the third step, it computes an average return for the secondary universe. We believe this process is important because the correct categorization of hedge funds and removal of outliers via thoughtful quantitative analysis can yield consistent total returns and lower volatility as compared to most other long/short equity funds.

Finally, to identify the portfolio of ETPs it needs to hold, it regresses a two-year time series of the average returns of the secondary universe against ETP returns for the same period. The regression analysis identifies the ETPs and their allocations in the portfolio for the next calendar month. The portfolio managers repeat this process monthly and rebalance the portfolio at the close of business on the final equity trading date each month. The chart below shows the allocations of the Fund on December 31.

Long/Short Fund Asset Allocation:1 December 31, 2013

Source: Van Eck Research

At the end of the reporting period, the portfolio had a significant allocation to cash and U.S. Treasury bills. This reflected the hedged approach of the hedge funds whose behavior determines the allocations of the Fund. Typically, long/short equity hedge funds hold many long and short positions simultaneously that produce a certain cash balance in the funds. Some hedge fund managers use this cash as margin for leverage while others simply hold it in cash and money market securities. Currently, the Fund is not designed to use any leverage, so its allocations always total exactly 100%, including allocations to cash and money market securities. In addition, it restricts its money market investments to U.S. Treasury securities maturing within a year. These investment guidelines produce efficient allocations of assets under management that reflect the average gross and net exposures of long/short equity hedge funds. Typically these allocations include long positions, short positions and cash, but circumstances may occur in the future that produce portfolios that have only long, short or cash positions.

Investments made during a month are allocated with the weights established at the end of the previous month, adjusted for changes caused by changing market prices between the previous month end and the investment date.

While the Fund’s investment strategy is based on the performance of hedge funds, it does not intend to be just a liquid alternative to such funds. The analysis that produces the Fund’s allocations acts specifically to reduce its volatility to less than that of the hedge funds it analyzes.

27

LONG/SHORT EQUITY FUND

(unaudited)

Historically hedge funds have exhibited lower volatility than long-only equity index funds as shown by a comparison of the HFRI Equity Hedge Index2 and SPY, the SPDR S&P 500 ETF. In the ten year period ended December 2013, the HFRI index had an annualized standard deviation of 7.9% in comparison to the 14.6% of the S&P 500 Index ETF. By targeting a level of volatility below that of the average long/short equity hedge fund, the Fund seeks to produce returns based on the performance of equity markets with volatility typical of hedge investments on those markets.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk.

We look forward to your participation in the Long/Short Equity Fund and helping you meet your investment needs in the future.

Investment Team Members:

Marc S. Freed	Benjamin M. McMillan
Portfolio Manager	Co-Portfolio Manager

January 15, 2014

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

1	Based on the Fund’s benchmark (Market Vectors® North America Long/Short Equity Hedge Fund Beta Index), U.S. Small-Cap Equities represented by iShares Russell 2000 ETF (IWM); Long-term U.S. Treasuries represented by iShares 20+ Year Treasury Bond ETF; Industrial Equities represented by Industrial Select Sector SPDR Fund (XLI); Consumer Discretionary Equities represented by Consumer Discretionary Select Sector SPDR Fund (XLY).
Market Vectors® North America Long/Short Equity Hedge Fund Beta Index seeks to capture the systematic returns (beta) of North American focused long/short equity hedge funds. The index employs a patented rating and ranking system that filters out funds with low beta as compared to their hedge fund peer group. The index is constructed using transparent, liquid ETFs to produce hedge fund-style returns.
2	The HRFI Equity Hedge Index, also known as long/short equity, combines core long holdings of equities with short sales of stock or stock index options. Equity hedge portfolios may be anywhere from net long to net short depending on market conditions.
28

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Total Return 12/31/13	Class A-LSNAX After Maximum Sales Charge[1]	Class A-LSNAX Before Sales Charge	MVLSNATR
Life (since 12/12/13)	(3.29)%	2.59%	2.65%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Total Return 12/31/13	Class I-LSNIX After Maximum Sales Charge[2]	Class I-LSNIX Before Sales Charge	MVLSNATR
Life (since 12/12/13)	n/a	2.59%	2.65%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

Inception date for the Long/Short Equity Fund was 12/12/13.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

29

LONG/SHORT EQUITY FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Total Return 12/31/13	Class Y-LSNYX After Maximum Sales Charge[3]	Class Y-LSNYX Before Sales Charge	MVLSNATR
Life (since 12/12/13)	n/a	2.59%	2.65%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 59.49% / Net Expense Ratio 1.29%

[2]	I shares: no sales or redemption charges Gross Expense Ratio 53.09% / Net Expense Ratio 0.99%	[3]	Y shares: no sales or redemption charges Gross Expense Ratio 54.60% / Net Expense Ratio 1.04%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors Long/Short Equity North America Hedge Fund Beta TR Index (MVLSNATR Index) seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic market. The index employs a patented rating and ranking system that filters out funds with low beta as compared to its hedge fund peer group, which seeks to enhance the index’s risk-adjusted returns. The index is constructed using transparent, liquid ETFs to seek to produce hedge fund-style returns. There can be no assurance that index returns will be correlated with risk factor characteristics on an underlying hedge fund or strategy level. In addition, there can be no assurance that the risk factor proxies will emulate desired return characteristics. There are market risks involved in investing in hedge funds and risks associated with investing in liquid, tradable securities (i.e., risk factor proxies) used in attempting to replicate hedge fund results. There is no guarantee of any particular result.

30

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Long/Short Equity Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$1,025.90	1.29%	$6.59
	Hypothetical**	$1,000.00	$1,002.03	1.29%	$6.51
Class I	Actual	$1,000.00	$1,025.90	0.99%	$5.06
	Hypothetical**	$1,000.00	$1,002.20	0.99%	$5.00
Class Y	Actual	$1,000.00	$1,025.90	1.04%	$5.31
	Hypothetical**	$1,000.00	$1,002.17	1.04%	$5.25

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
31

MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) advanced 5.46% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2013. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index1, which rose 6.72%, but outperformed the Morningstar Multialternative category of funds, which returned 4.16%.

For the year ended December 31, 2013, all of the Fund’s core strategies, together with its tactical allocation, provided positive returns. Relative to its benchmark index, the Fund outperformed in the global macro and long/short equity investment strategies. However, it experienced underperformance in both the event driven and yield focused strategies.

Overview

■	The calendar year 2013 proved to be an exceptional year for the returns of domestic equities. The S&P 500® Index[2] returned 32.39%, which was the best year since 1997.

■	A significant factor leading equity prices higher was the U.S. Federal Reserve’s Asset Purchase Program, used in conjunction with other monetary policies, designed to support asset prices and employment. The chart below illustrates the massive expansion of the Federal Reserve’s balance sheet through the purchase of Treasury bonds and Agency Mortgage-Backed Securities in relation to the S&P 500 Index.

Source: Bloomberg and U.S. Federal Reserve

■	The yield of the U.S. Government 10-year Treasury note reached a calendar-year low of 1.63% in May and finished the year at 3.03%. While yields continue to remain extraordinarily low on an absolute basis relative to historical averages, the magnitude of the change in interest rates over the year as a whole shed light on the duration risk of fixed income and other interest rate sensitive investments.

Fund Review

The Fund’s best performing core investment strategy, on an absolute basis, during the 12-month period was its long/short equity strategy‡. The largest contributor to performance within the strategy, and for the Fund, was the sub-advisor Millrace Asset Group, Inc. (“Millrace”) (10.0% of Fund net assets†). Millrace benefited from long positions in the technology services, health technology, and electronic technology sectors. The largest detractor from performance within the Fund’s allocation to long/short equity strategies was the TFS Market Neutral Fund (“TFS”). TFS, along with many fundamentally driven investment disciplines with low net market exposure, struggled to generate performance as the equity markets rallied. TFS implements a quantitative approach that focuses on balance sheet strength, corporate insider trade replication and market imbalances. On September 24, 2013, the Fund moved to liquidate its allocation to TFS, based on its preference for its other long/short equity strategies.

32

The largest contributor to performance within the global macro‡ allocation during the year was the AQR Managed Futures Fund (“AQR”) (10.9% of Fund net assets†). AQR benefited for much of the 12-month period from short positions in the Japanese yen, and gold futures contracts, and long equity positions. The largest detractor from performance both within the global macro allocation, and at the Fund level, was its allocation to the Aquila Risk Parity Fund (“Aquila”). The Aquila strategy is broadly diversified across equities, currencies, commodities and fixed income. However, in May and June, with the rapid decline in the fixed income markets, historical asset class correlation characteristics were not maintained, and Aquila experienced a rapid loss of capital. The Investment Committee began removing the allocation to Aquila on March 22, 2013 and completed the sale on June 25, 2013. The removal of Aquila was based on the Fund’s internal risk management process and the desire to maintain minimal interest rate exposure at that point in the cycle.

The Fund’s two event-driven‡ sub-advisors, Tiburon Capital Management, LLC (“Tiburon”) (12.4% of Fund net assets†), and Coe Capital Management, LLC (“Coe”) (9.4% of Fund net assets†) were both solid performers during the year. Tiburon’s contribution to returns were well diversified across its investments, with a few positive standouts coming from long equity positions in media companies and various fixed income investments. Tiburon’s largest detractors were a long position in a precious metal company and broad market hedges. Coe’s largest contributors were long security selections within the electronic technology and consumer durables sectors. Coe’s largest detractors were sector-specific and broad market hedges.

The Fund’s largest contributor to performance within the fixed income‡ allocation was Horizon Asset Management, LLC (“Horizon”) (11.1% of Fund net assets†). Horizon benefited from long stock selection within the media and real estate development industries, a long position in the Canadian dollar, and various fixed income securities. The largest detractor within the yield focused allocation was SW Asset Management, LLC (“SW”) (11.0% of Fund net assets†). SW’s largest detractors were within long and short South American corporate credit instruments across various sectors.

The Fund’s tactical‡ allocation benefitted from hedged emerging market positions, short put contracts on the S&P 500 Index, and a short position in the Japanese yen. The largest detractors from performance were hedged gold equity positions.

Outlook

We believe that the Fund remains well diversified across alternative strategies and is positioned to benefit from the further normalization of interest rates across the yield curve. We have achieved this positioning by limiting exposure to traditional fixed income and investing in strategies that seek to exploit idiosyncratic market opportunities across asset classes.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs.

33

MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

January 14, 2014

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

‡	Strategy Definitions

A long/short equity strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Fixed income strategies buy and short different debt securities.

Directional and tactical trading attempts to exploit broad market trends in equities, interest rates or commodity prices.

34

FUND ALLOCATION BY STRATEGY*

(unaudited)

SECTOR WEIGHTING NET EXPOSURE**

(unaudited)

As of December 31, 2013. Portfolio subject to change.

*	Percentage of net assets.
**	Net exposure was calculated by adding long and short positions.
35

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON

(unaudited)

Average Annual Total Return 12/31/13	Class A-VMAAX After Maximum Sales Charge[1]	Class A-VMAAX Before Sales Charge	HFRXGL	S&P 500
One Year	(0.57)%	5.46%	6.72%	32.39%
Life (since 6/5/09)	0.94%	2.25%	2.92%	18.40%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/13	Class C-VMSCX After Maximum Sales Charge[2]	Class C-VMSCX Before Sales Charge	HFRXGL	S&P 500
One Year	3.71%	4.71%	6.72%	32.39%
Life (since 4/30/12)	1.74%	1.74%	4.12%	20.87%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class C)

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I), 4/30/10 (Class Y) and 4/30/12 (Class C).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

36

Average Annual Total Return 12/31/13	Class I-VMAIX After Maximum Sales Charge[3]	Class I-VMAIX Before Sales Charge	HFRXGL	S&P 500
One Year	n/a	5.94%	6.72%	32.39%
Life (since 6/5/09)	n/a	2.60%	2.92%	18.40%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/13	Class Y-VMAYX After Maximum Sales Charge[4]	Class Y-VMAYX Before Sales Charge	HFRXGL	S&P 500
One Year	n/a	5.95%	6.72%	32.39%
Life (since 4/30/10)	n/a	2.47%	0.91%	15.27%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 3.07% / Net Expense Ratio 2.79%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 2.97% / Net Expense Ratio 2.40%

[2]	C shares: 1.00% redemption charge, first year Gross Expense Ratio 15.67% / Net Expense Ratio 3.61%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 3.11% / Net Expense Ratio 2.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

37

MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Multi-Manager Alternatives Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$1,075.90	2.90%	$15.17
	Hypothetical**	$1,000.00	$1,010.59	2.90%	$14.70
Class C	Actual	$1,000.00	$1,072.00	3.77%	$19.69
	Hypothetical**	$1,000.00	$1,006.20	3.77%	$19.06
Class I	Actual	$1,000.00	$1,077.00	2.51%	$13.14
	Hypothetical**	$1,000.00	$1,012.55	2.51%	$12.73
Class Y	Actual	$1,000.00	$1,078.30	2.38%	$12.47
	Hypothetical**	$1,000.00	$1,013.21	2.38%	$12.08

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
38

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) declined 4.70% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2013. Its underperformance occurred primarily in the second and third quarters, as a result of a synchronized fall in emerging markets bonds and currencies broadly. Positive trends in emerging markets up to that time – steadily declining global interest rates and a weakening dollar – were reversed by the Federal Reserve’s (the “Fed”) hints at a tapering of bond purchases. The Fund outperformed its two benchmark indices, the J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index1 (representing local currency2) and the J.P. Morgan Emerging Markets Bond Global Diversified (EMBI) Index3 (representing hard currency4), which fell 8.98% and 5.25%, respectively, for the same period.

The Fund did perform competitively in the first and fourth quarters. In the first quarter, the Fund gained 2.89%, while the GBI-EM (representing local currency) lost 0.13% and the EMBI (representing hard currency) fell 2.26% for the same period. In the fourth quarter, the Fund gained 1.93%, while the GBI-EM lost 1.54% and the EMBI gained 1.53% for the same period. The Fund’s mandate is flexible in nature, and was among the first strategies to blend hard and local currencies.

Overview

Emerging markets debt funds attracted approximately $10 billion in new assets in 2013, down from a figure of around $80 billion a year for recent years. At the same time, starting in May 2013, the asset class suffered its largest weekly outflows since the Lehman crisis in 2008, as there was a rotation out of emerging markets debt – mainly on the part of retail investors – and equities, in favor of developed market equities. Concerns around an end to easy monetary policy in the U.S. were a major headwind to emerging markets debt – both hard and local currency. We would not be surprised at higher U.S. yields, and similar resulting pressure on emerging market debt, as the U.S. continues to move toward a higher interest rate environment. Moreover, a number of well-known emerging market countries could face downgrades, weak economic outcomes, and political turmoil, further straining flows to emerging markets as a whole.

However, we would regard whatever upcoming turmoil may occur as a setback, not a crisis. In fact, a number of countries have already responded to the turmoil by hiking interest rates significantly. It is telling that this is the primary logical response to their challenge, compared to earlier crises when deeper and tougher policy responses were necessitated (for example, defaults and banking system resets). We also envisage continued secular inflows into the asset class, particularly by strategic investors looking for higher yields and fundamentals that do not include the high debt levels that characterize developed markets. Other central banks are noteworthy contributors to this demand for emerging markets debt. We would also like to point out that a lot of the recent challenges to emerging markets debt performance emanated from the developed world, particularly the U.S. financial crisis of 2008/2009 and the European sovereign crisis of 2011-2013. Arguably, the macro imbalances in some key emerging markets – Brazil, South Africa, and Turkey – also affected the perception of the asset class by investors and moved asset prices.

Fund Review

At the portfolio level, underperformance during the annual period was driven by comparatively overweight positions in securities that had a high beta to asset class outflows, including Venezuela hard currency bonds, Philippines local currency bonds, and Indonesia local currency bonds. In this context, beta is the sensitivity of an asset’s return to the emerging markets fixed income market’s benchmark returns. The Fund’s biggest winners during the annual period were positions in South Africa, Sri Lanka, Costa Rica, Russia, Turkey, Hungary, Peru, South Korea, and Israel, where the Fund’s exposure was in local currency debt. Positions in Argentina and Mexico, where the Fund’s exposure was in hard currency debt, and in the European periphery debt (Portugal and Greece), also boosted Fund results.

As noted above, the Fund’s major detractor from performance was exposure to Venezuelan sovereign debt, where significant positioning by foreign investors, combined with the country’s high beta status, left it particularly vulnerable to outflows. The Fund’s positions in the Philippines, Indonesia, Uruguay, Chile, Poland, Brazil, Romania, Thailand, Nigeria, and Malaysia, where the Fund’s exposure was in local currency debt, and its positions in Zambia, Belarus, and Ukraine, where the Fund’s exposure was in hard currency debt, also detracted from performance.

Our current portfolio reflects our view that the exit from the quantitative easing programs in the advanced economies – and especially in the U.S. – will be gradual and cautious, leaving room for idiosyncrasy and policy diversification in the emerging markets. Emerging markets debt has higher real yields and higher credit spreads than developed markets debt, with, in our opinion, superior fundamentals. We aim to earn outsized carry while we position to capture longer-term upside that should, over time, be generated by country fundamentals.

39

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

The countries where we see the best opportunities can generally be characterized as having strong balance sheets, high real interest rates, and stabilized technicals. All of them have been in our portfolio to a medium or large degree over time. In particular, we like exposure to higher-yielding local debt (longer-tenor real yields in excess of 3%) in selected European countries (Hungary, Romania, and Portugal). These economies should benefit from growth recovery/stabilization in the Eurozone, while exhibiting low inflation pressures. We also see upside in local debt in Israel (against the backdrop of extremely low foreign ownership, the improving fiscal balance, and significant pre-financing of the 2014 issuance plan), and South Korea (with strong fiscal and current account balances, low government debt, and low inflation pressures).

We believe that Brazilian local debt still looks attractive, offering competitive yields (relative to inflation of around 6%), a currency that has been among the weakest in the emerging markets, what we consider to be continued bearish positioning in the currency, an overall negative investor bias on Brazil, and the overly aggressive monetary policy stance currently priced in by the markets. We remain constructive on Mexico, where a reform program and leverage to U.S. growth give it upside potential, albeit we are somewhat concerned about positioning there. In hard currency debt, we have a bias toward accumulating lowly correlated high-value bonds (both corporate and sovereign credits – including Argentina, Hungary, Mexico, Vietnam, Guatemala, Brazil, and Indonesia). As we transition to whatever new yield environment materializes, these bonds will likely act as defensive investments that can perform well during periods of risk aversion, especially if the U.S. dollar is rallying.

We should emphasize that “good fundamentals” aren’t simply a nice theoretical argument supporting the asset class. There are very practical implications of “good fundamentals” – both interest rates and currencies in the countries with the largest “twin deficits” (the fiscal and current account deficits combined) sold off the most during the recent risk-off episodes. Another way of describing high savings/strong balance sheet is that many of these governments have no acute need for money – they can afford to cancel auctions or to announce (limited) buybacks of their debt (as Brazil and Mexico have done lately). Good fundamentals, therefore, matter for practical reasons.

During the 12-month period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged its Mexican peso risk and its Brazilian real risk using these forwards, for short periods of time. The Fund also hedged the euro risk encumbered in other currency positions. The Fund also used foreign exchange forwards to go long the Peruvian new sol and Russian ruble briefly (not as hedges). The Fund did not use any other type of derivatives during the period. Derivatives detracted from the Fund’s performance, accounting for nearly 23% of the Fund’s losses during the year. Despite the losses, derivatives serve as a useful tool to reduce the Fund’s foreign exchange risk.

Outlook

We see a combination of headwinds and tailwinds for emerging markets debt in the coming months, primarily due to the risk of higher U.S. interest rates and a stronger U.S. dollar, resulting from the Fed’s tapering of bond purchases.

Starting with the headwinds: we will simply say that higher U.S. rates pressured emerging markets debt last time around, and, thus, it is reasonable to expect a repetition, assuming interest rates rise. We also believe that front-end rates (the 2-year) are especially important to watch, as they are a closer reflection of actual interest rate policy, whereas the 10-year sector reflects many more factors. The U.S. curve is near record steepness from 2-years to 10-years, and our interpretation of this current situation is that it means greater upside for short-term rates than downside. It was the rise in short-term rates that triggered the general risk-off in May/June when the Fed initiated its taper talk.

In addition, a large number of countries that, to many, constitute “emerging markets” – Brazil, Turkey, India, South Africa, and Russia – may face problems, limiting flows into the asset class. This may eventually create opportunities as the asset class is incorrectly treated as a monolith, rather than as a collection of idiosyncratic markets. But that is a point to make after it has happened, not now. Brazil looks set for downgrades from rating agencies, and an upcoming Supreme Court decision on depositor claims against banks from an earlier deposit seizure could catalyze concerns. Turkey’s interest rates and reserves are too low, and the country’s Prime Minister seems to push conflicts to the brink rather than resolve them. In our opinion, India’s fiscal deficit is too large and intractable, despite the success of one-off measures to reduce the current account deficit. Russia’s and South Africa’s interest rates appear too low to us, and, in our opinion, South Africa’s reserves are too low. Our response remains to not own these assets when they seem vulnerable rather than trashing “emerging markets”. But the market often treats the asset class as a monolith.

Finally, there’s a risk of declining commodity prices in the event of a strong U.S. dollar and a China that is rebalancing its economy toward domestic demand. China has been a marginal price setter for many commodities, and emerging markets debt generally has more commodity exporters than importers.

40

The tailwinds, on the other hand, are pretty significant. Most important, low debts and deficits are meaningful. During the “taper tantrum” of last year, for example, many emerging markets countries were able to cancel debt auctions as the market demanded higher yields, simply because there was no acute need for financing.

Related to this, the market severely punished countries with large current account deficits, which a number of countries addressed directly. Brazil and Indonesia have hiked interest rates significantly, and allowed their currencies to weaken, rather than wasting reserves defending a level for their currency. This is orthodox policy and directly addresses the market’s worry over current account deficits, regardless of whether these deficits were a serious cause for worry or not.

Finally, emerging markets bonds continue to pay higher real interest rates than developed markets bonds, despite the superior fundamentals of emerging markets’ economies. Through our ongoing research, we believe that emerging markets bonds seem to offer superior risk/return to developed markets bonds.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk, and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Eric Fine Portfolio Manager	Carlos Noguerira Assistant Portfolio Manager	David Austerweil Assistant Portfolio Manager

January 22, 2014

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[2]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[3]	The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.
41

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Class A-EMBAX After Maximum Sales Charge[1]	Class A-EMBAX Before Sales Charge	GBI-EM
One Year	(10.16)%	(4.70)%	(8.98)%
Life (since 7/9/12)	(0.15)%	3.91%	(0.17)%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/13	Class C-EMBCX After Maximum Sales Charge[2]	Class C-EMBCX Before Sales Charge	GBI-EM
One Year	(6.26)%	(5.37)%	(8.98)%
Life (since 7/9/12)	3.13%	3.13%	(0.17)%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class C)

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

42

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Class I-EMBUX After Maximum Sales Charge[3]	Class I-EMBUX Before Sales Charge	GBI-EM
One Year	n/a	(4.38)%	(8.98)%
Life (since 7/9/12)	n/a	4.15%	(0.17)%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/13	Class Y-EMBYX After Maximum Sales Charge[4]	Class Y-EMBYX Before Sales Charge	GBI-EM
One Year	n/a	(4.49)%	(8.98)%
Life (since 7/9/12)	n/a	4.07%	(0.17)%
The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.42% / Net Expense Ratio 1.25%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 1.02% / Net Expense Ratio 0.95%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.59% / Net Expense Ratio 1.95%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.48% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

43

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unconstrained Emerging Markets Bond Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Class A	Actual	$1,000.00	$1,041.50	1.25%	$6.43
	Hypothetical**	$1,000.00	$1,018.90	1.25%	$6.36
Class C	Actual	$1,000.00	$1,038.20	1.95%	$10.02
	Hypothetical**	$1,000.00	$1,015.38	1.95%	$9.91
Class I	Actual	$1,000.00	$1,043.80	0.95%	$4.89
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class Y	Actual	$1,000.00	$1,042.60	1.00%	$5.15
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
44

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS (a)

December 31, 2013

Principal Amount		Value
SHORT-TERM INVESTMENTS: 98.0%

United States Treasury Obligations: 93.7%
	United States Treasury Bills
$20,000,000	0.05%, 02/27/14 (b)	$19,998,416
15,000,000	0.05%, 04/03/14	14,997,495
10,000,000	0.06%, 01/16/14	9,999,771
7,000,000	0.06%, 03/06/14 (b)	6,999,293
16,000,000	0.06%, 05/01/14	15,997,424
6,000,000	0.06%, 01/09/14 (b)	5,999,924
20,000,000	0.06%, 02/20/14 (b)	19,998,333
11,500,000	0.06%, 04/10/14 (b)	11,498,666
14,000,000	0.07%, 02/06/14 (b)	13,999,090
10,000,000	0.07%, 01/30/14	9,999,436
13,000,000	0.07%, 04/17/14	12,998,726
15,000,000	0.07%, 04/24/14 (b)	14,997,195
16,000,000	0.09%, 06/12/14 (b)	15,996,240
13,000,000	0.09%, 06/05/14	12,996,802
25,000,000	0.09%, 05/15/14 (b)	24,995,150
16,000,000	0.09%, 05/22/14 (b)	15,996,272
12,000,000	0.10%, 05/29/14	11,997,060
		239,465,293

Number of Shares
Money Market Fund: 4.3%
10,923,470	AIM Treasury Portfolio - Institutional Class	10,923,470

Total Short-term Investments (Cost: $250,374,448)		250,388,763
Other assets less liabilities: 2.0%		5,061,948
NET ASSETS: 100.0%		$255,450,711

Total Return Swap Contracts – As of December 31, 2013, the Fund had outstanding swap contract with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate paid by the Fund	Termination Date	% of Net Assets	Unrealized Appreciation
UBS AG	UBS Bloomberg Constant Maturity Commodity Index Total Return	$253,300,000	0.55%	01/08/14	0.1%	$311,959

(a)	Represents Consolidated Schedule of Investments.
(b)	All or a portion of these securities are segregated for swap collateral.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Government	95.6%	$239,465,293
Money Market Fund	4.4	10,923,470
	100.0%	$250,388,763

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Short-Term Investments:
United States Treasury Obligations	$—	$239,465,293	$—	$239,465,293
Money Market Fund	10,923,470	—	—	10,923,470
Total	$10,923,470	$239,465,293	$—	$250,388,763
Other Financial Instruments:
Swap Contract	$—	$311,959	$—	$311,959

See Notes to Financial Statements

45

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 83.9%

Austria: 1.1%
66,000	Erste Group Bank A.G. #	$2,300,787

Brazil: 5.7%
143,000	BB Seguridade Participacoes S.A.	1,485,006
247,000	BR Malls Participacoes S.A. #	1,781,501
123,000	BR Properties S.A. #	971,416
64,000	Brazil Hospitality Group S.A. * #	373,309
377,000	Estacio Participacoes S.A.	3,261,448
32,500	Guararapes Confeccoes S.A. #	1,441,639
171,000	Localiza Rent a Car S.A.	2,412,156
		11,726,475

China / Hong Kong: 26.2%
248,000	AIA Group Ltd. #	1,248,305
9,400	Baidu, Inc. (ADR) *	1,672,072
2,857,000	Baoxin Auto Group Ltd. #	2,790,278
4,163,392	Beijing Capital International Airport Co. Ltd. #	3,278,978
3,193,000	Boer Power Holdings Ltd. #	2,938,917
1,505,600	Brilliance China Automotive Holdings Ltd. #	2,455,370
3,352,000	China Hongqiao Group Ltd. #	2,312,335
2,112,000	China Medical System Holdings Ltd. #	2,261,573
1,862,000	China Singyes Solar Technologies Holdings Ltd. #	1,879,398
7,123,000	Franshion Properties China Ltd. #	2,469,467
254,000	Galaxy Entertainment Group Ltd. * #	2,286,827
6,947,000	Genting Hong Kong Ltd. (USD) * #	2,991,330
561,000	Great Wall Motor Co. Ltd. #	3,100,905
1,812,000	Greatview Aseptic Packaging Co. Ltd. #	1,071,152
1,481,000	Kunlun Energy Co. Ltd. #	2,617,888
19,777,026	REXLot Holdings Ltd. #	2,682,190
1,615,000	Sunac China Holdings Ltd. #	960,252
735,000	Techtronic Industries Co. #	2,098,273
56,200	Tencent Holdings Ltd. #	3,593,976
2,769,000	Termbray Petro-King Oilfield Services Ltd. * #	1,469,012
9,357,000	Tiangong International Co. Ltd. #	2,711,743
2,958,000	Xinyi Glass Holdings Ltd. #	2,620,485
652,000	Zhuzhou CSR Times Electric Co. Ltd. #	2,360,103
		53,870,829

India: 12.2%
107,200	Apollo Hospitals Enterprise Ltd. #	1,640,698
644,357	DEN Networks Ltd. * #	1,731,449
419,700	Glenmark Pharmaceuticals Ltd. #	3,621,593
79,000	HCL Technologies Ltd. #	1,618,226
124,400	Jammu & Kashmir Bank Ltd. #	2,901,153
61,250	Larsen & Toubro Ltd. #	1,062,704
1,210,000	Mundra Port & Special Economic Zone Ltd. #	3,044,883
133,900	Persistent Systems Ltd.	2,127,940
325,500	Phoenix Mills Ltd.	1,199,806
28,000	Strides Arcolab Ltd. #	162,766
93,800	Tech Mahindra Ltd. #	2,790,865
516,000	Yes Bank Ltd. #	3,098,460
		25,000,543

Number of Shares		Value

Indonesia: 0.3%
4,830,000	Express Transindo Utama Tbk PT * #	$579,492

Israel: 0.0%
68,000	Queenco Leisure International Ltd. (GDR) * # § Reg S	32,507

Malaysia: 1.0%
1,328,000	Sapurakencana Petroleum Bhd * #	1,989,383

Mexico: 0.9%
1,185,000	Credito Real S.A.B. de C.V.	1,820,633

Netherlands: 0.7%
102,400	Nostrum Oil & Gas LP (GDR) Reg S	1,331,200
10,000	Nostrum Oil & Gas LP (GDR) Reg S	130,000
		1,461,200

Nigeria: 2.0%
16,200,000	Guaranty Trust Bank Plc #	2,760,263
190,343	Nestle Nigeria Plc	1,428,411
		4,188,674

Panama: 0.9%
11,700	Copa Holdings S.A. (Class A) (USD)	1,873,287

Peru: 1.2%
18,000	Credicorp Ltd. (USD)	2,389,140

Philippines: 0.6%
16,720,000	Megaworld Corp. #	1,225,525

Portugal: 1.4%
149,000	Jeronimo Martins, SGPS S.A. #	2,913,505

Russia: 4.5%
22,000	Eurasia Drilling Co. Ltd. (GDR) Reg S	990,000
16,690	Magnit OJSC #	4,697,291
120,000	Sberbank of Russia (ADR)	1,508,400
741,000	Sberbank RF (USD) #	1,982,734
		9,178,425

Singapore: 2.4%
2,762,600	Ezion Holdings Ltd. #	4,874,740

South Africa: 1.2%
97,600	Aspen Pharmacare Holdings Ltd. #	2,503,160

South Korea: 6.2%
40,700	Cheil Worldwide, Inc. * #	1,062,440
97,900	GSretail Co. Ltd. #	2,599,528
8,190	Hyundai Mobis Co. Ltd. #	2,280,127
11,775	Hyundai Motor Co. #	2,643,095
3,380	LG Household & Health Care Ltd. #	1,757,549
47,250	Samsung Techwin Co. Ltd. #	2,439,589
		12,782,328

Switzerland: 1.5%
597,000	Glencore Xstrata Plc (GBP) * #	3,105,925

Taiwan: 5.8%
786,300	Chailease Holding Co. Ltd. #	2,076,452
186,000	Cleanaway Co. Ltd. #	1,214,936
140,000	GeoVision, Inc. #	883,540
255,800	MediaTek, Inc. #	3,812,668
180,000	Sinmag Equipment Corp. #	952,658
183,800	Wowprime Corp. #	3,055,763
		11,996,017

See Notes to Financial Statements

46

Number of Shares		Value

Thailand: 1.8%
29,000	Kasikornbank PCL #	$138,621
426,000	Kasikornbank PCL (NVDR) (THB) #	2,036,294
3,317,000	Thai Beverage PCL (SGD) #	1,422,752
		3,597,667

Turkey: 0.7%
210,000	TAV Havalimanlari Holding A.S. #	1,511,945

United Arab Emirates: 0.7%
40,000	Al Noor Hospitals Group Plc (GBP) *	594,486
117,000	NMC Health Plc (GBP)	848,802
		1,443,288

United Kingdom: 3.9%
1,000,000	Afren Plc * #	2,804,954
26,983	Bank of Georgia Holdings Plc #	1,070,522
812,346	Hirco Plc * # §	154,639
113,800	Ophir Energy Plc * #	618,002
1,723,651	Raven Russia Ltd. * #	2,268,165
653,981	Volga Gas Plc *	1,074,838
		7,991,120

United States: 0.9%
636,000	Samsonite International S.A. (HKD) #	1,931,589

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD)	112,500

Total Common Stocks (Cost: $148,136,122)		172,400,684

PREFERRED STOCK: 4.5%

South Korea: 4.5% (Cost: $7,531,378)
9,705	Samsung Electronics Co. Ltd. #	9,333,379

Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 1.3%

Mexico: 0.6%
657,000	TF Administradora Industrial, S. de R.L. de C.V. #	$1,182,514

Turkey: 0.7%
1,460,000	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. #	1,421,666

Total Real Estate Investment Trusts (Cost: $3,720,082)		2,604,180

WARRANTS: 2.4%

Luxembourg: 2.4%
76,600	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 12/01/14) * # (a)	2,267,115
230,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	2,698,383

Total Warrants (Cost: $4,564,522)		4,965,498

MONEY MARKET FUND: 6.2% (Cost: $12,725,729)
12,725,729	AIM Treasury Portfolio – Institutional Class	12,725,729

Total Investments: 98.3% (Cost: $176,677,833)		202,029,470
Other assets less liabilities: 1.7%		3,426,713
NET ASSETS: 100.0%		$205,456,183

ADR	— American Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
NVDR	— Non-Voting Depositary Receipt
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

(a)	Issue price $21.53. The security is linked to the performance of Herfy Food Services Co.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $163,043,616 which represents 79.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $187,146 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

47

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

As of December 31, 2013, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver		In Exchange For		Settlement Dates	Unrealized Depreciation
State Street Bank And Trust Company	USD	174,988	EUR	127,703	1/2/2014	$693
State Street Bank And Trust Company	USD	175,479	ZAR	1,815,112	1/2/2014	(2,446)
Net unrealized depreciation on forward foreign currency contracts						$(1,753)

EUR	— Euro
USD	— United States Dollar
ZAR	— South African Rand

Restricted securities held by the Fund as of December 31, 2013 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Queenco Leisure International Ltd. (GDR)	07/03/2007	68,000	$1,297,605	$32,507	0.0%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	4.0%	$8,130,003
Communications	4.0	8,059,937
Consumer Discretionary	1.1	2,267,115
Consumer, Cyclical	14.9	30,170,877
Consumer, Non-cyclical	21.0	42,433,165
Energy	6.5	13,025,277
Financial	20.1	40,564,221
Financials	1.3	2,698,383
Industrial	11.0	22,271,685
Technology	9.8	19,683,078
Money Market Fund	6.3	12,725,729
	100.0%	$202,029,470

See Notes to Financial Statements

48

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$2,300,787	$—	$2,300,787
Brazil	7,158,610	4,567,865	—	11,726,475
China / Hong Kong	1,672,072	52,198,757	—	53,870,829
India	3,327,746	21,672,797	—	25,000,543
Indonesia	—	579,492	—	579,492
Israel	—	—	32,507	32,507
Malaysia	—	1,989,383	—	1,989,383
Mexico	1,820,633	—	—	1,820,633
Netherlands	1,461,200	—	—	1,461,200
Nigeria	1,428,411	2,760,263	—	4,188,674
Panama	1,873,287	—	—	1,873,287
Peru	2,389,140	—	—	2,389,140
Philippines	—	1,225,525	—	1,225,525
Portugal	—	2,913,505	—	2,913,505
Russia	2,498,400	6,680,025	—	9,178,425
Singapore	—	4,874,740	—	4,874,740
South Africa	—	2,503,160	—	2,503,160
South Korea	—	12,782,328	—	12,782,328
Switzerland	—	3,105,925	—	3,105,925
Taiwan	—	11,996,017	—	11,996,017
Thailand	—	3,597,667	—	3,597,667
Turkey	—	1,511,945	—	1,511,945
United Arab Emirates	1,443,288	—	—	1,443,288
United Kingdom	1,074,838	6,761,643	154,639	7,991,120
United States	—	1,931,589	—	1,931,589
Zimbabwe	112,500	—	—	112,500
Preferred Stock	—	9,333,379	—	9,333,379
Real Estate Investment Trusts	—	2,604,180	—	2,604,180
Warrants	—	4,965,498	—	4,965,498
Money Market Fund	12,725,729	—	—	12,725,729
Total	$38,985,854	$162,856,470	$187,146	$202,029,470
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$(1,753)	$—	$(1,753)

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $3,654,842 and transfers from Level 2 to Level 1 were $2,241,791. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedule of Investments.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

	Common Stocks
	Israel	United Kingdom
Balance as of December 31, 2012	$—	$—
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(7,780)	(406,198)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	40,287	560,837
Balance as of December 31, 2013	$32,507	$154,639

Transfers from Level 1 and Level 2 to Level 3 resulted primarily from limited and suspended trading.

See Notes to Financial Statements

49

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 94.5%

Bermuda: 0.3%
744,400	Nabors Industries Ltd. (USD)	$12,647,356
6,400	SeaDrill Ltd. (USD)	262,912
		12,910,268

Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	76,492

Canada: 7.8%
624,900	Agrium, Inc. (USD)	57,165,852
6,227,800	Eldorado Gold Corp. (USD)	35,436,182
7,255,900	First Quantum Minerals Ltd.	130,739,398
2,020,700	Goldcorp, Inc. (USD)	43,788,569
4,283,224	Kinross Gold Corp. (USD)	18,760,521
6,838,000	New Gold, Inc. (USD) *	35,831,120
		321,721,642

Kuwait: 0.3%
359,225	Kuwait Energy Co. K.S.C.C. * # § ø	987,561
3,233,023	Kuwait Energy Plc * # § ø	9,165,469
		10,153,030

Monaco: 0.5%
1,590,100	Scorpio Tankers, Inc. (USD)	18,747,279

Norway: 0.9%
921,800	SeaDrill Ltd. #	37,779,464

Switzerland: 6.4%
40,749,725	Glencore Xstrata Plc (GBP) * #	212,002,650
1,419,600	Noble Corp Plc (USD)	53,192,412
		265,195,062

United Kingdom: 5.1%
29,387,914	Afren Plc * #	82,431,745
435,000	African Minerals Ltd. * # ø	1,432,950
2,388,800	African Minerals Ltd. * #	7,869,037
1,327,300	Genel Energy Plc * #	23,633,999
8,038,120	Ophir Energy Plc * #	43,651,788
845,726	Randgold Resources Ltd. (ADR)	53,120,050
		212,139,569

United States: 73.2%
953,417	Alpha Natural Resources, Inc. *	6,807,397
1,583,900	Anadarko Petroleum Corp.	125,634,948
660,500	Archer-Daniels-Midland Co.	28,665,700
1,433,600	Atwood Oceanics, Inc. *	76,539,904
2,050,800	Cameron International Corp. *	122,084,124
1,470,600	Cimarex Energy Co.	154,280,646
1,135,800	Cloud Peak Energy, Inc. *	20,444,400
1,367,150	Concho Resources, Inc. *	147,652,200
4,073,100	Consol Energy, Inc.	154,940,724
473,200	Cummins, Inc.	66,707,004
1,358,800	Delek US Holdings, Inc.	46,756,308
616,500	Diamond Offshore Drilling, Inc.	35,091,180
902,751	Diamondback Energy, Inc. *	47,719,418
Number of Shares		Value

United States: (continued)
761,900	Dril-Quip, Inc. *	$83,755,667
661,200	EOG Resources, Inc.	110,975,808
243,900	Green Plains Renewable Energy, Inc.	4,729,221
370,500	Gulfport Energy Corp. *	23,397,075
5,208,000	Halcon Resources Corp. *	20,102,880
3,086,000	Halliburton Co.	156,614,500
2,106,700	HollyFrontier Corp.	104,681,923
505,400	Jacobs Engineering Group, Inc. *	31,835,146
3,880,600	Louisiana-Pacific Corp. *	71,829,906
3,852,700	Marathon Oil Corp.	136,000,310
1,103,700	Marathon Petroleum Corp.	101,242,401
1,529,300	National Oilwell Varco, Inc.	121,625,229
1,971,775	Newfield Exploration Co. *	48,564,818
2,034,700	Newmont Mining Corp.	46,859,141
1,186,100	Occidental Petroleum Corp.	112,798,110
1,411,200	Phillips 66	108,845,856
782,800	Pioneer Natural Resources Co.	144,089,996
1,804,500	Schlumberger Ltd.	162,603,495
1,453,100	SM Energy Co.	120,767,141
1,836,900	Steel Dynamics, Inc.	35,893,026
2,405,300	Superior Energy Services, Inc. *	64,005,033
1,798,400	Tesoro Corp.	105,206,400
1,482,500	United States Steel Corp.	43,733,750
541,789	Whiting Petroleum Corp. *	33,520,485
		3,027,001,270
Total Common Stocks (Cost: $3,191,906,173)		3,905,724,076

WARRANTS: 0.0%

Canada: 0.0%
182,677	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	2,580

United States: 0.0%
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	7,470

Total Warrants (Cost: $243,323)		10,050

EXCHANGE TRADED FUND: 0.8% (Cost: $35,937,133)
299,200	SPDR Gold Trust *	34,758,064

MONEY MARKET FUND: 4.9% (Cost: $200,307,274)
200,307,274	AIM Treasury Portfolio - Institutional Class	200,307,274

Total Investments: 100.2% (Cost: $3,428,393,903)		4,140,799,464
Liabilities in excess of other assets: (0.2)%		(6,860,149)
NET ASSETS: 100.0%		$4,133,939,315

See Notes to Financial Statements

50

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

USD — United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $419,038,625 which represents 10.1% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $10,236,992 which represents 0.2% of net assets.
Ø	Restricted Security - the aggregate value of restricted securities is $11,585,980, or 0.3% of net assets.

Restricted securities held by the Fund as of December 31, 2013 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$1,432,950	0.1%
Kuwait Energy Co. K.S.C.C.	08/06/2008	359,225	1,086,267	987,561	0.0
Kuwait Energy Plc	12/19/2011	3,233,023	9,776,405	9,165,469	0.2
			$13,696,350	$11,585,980	0.3%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	17.3%	$714,763,209
Consumer, Non-cyclical	0.7	28,665,700
Energy	71.6	2,965,314,265
Industrial	4.6	189,119,335
Industrial Metals	0.2	7,869,037
Precious Metals	0.0	2,580
Exchange Traded Fund	0.8	34,758,064
Money Market Fund	4.8	200,307,274
	100.0%	$4,140,799,464

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$12,910,268	$—	$—	$12,910,268
Brazil	—	—	76,492	76,492
Canada	321,721,642	—	—	321,721,642
Kuwait	—	—	10,153,030	10,153,030
Monaco	18,747,279	—	—	18,747,279
Norway	—	37,779,464	—	37,779,464
Switzerland	53,192,412	212,002,650	—	265,195,062
United Kingdom	53,120,050	159,019,519	—	212,139,569
United States	3,027,001,270	—	—	3,027,001,270
Warrants
Canada	2,580	—	—	2,580
United States	—	7,470	—	7,470
Exchange Traded Fund	34,758,064	—	—	34,758,064
Money Market Fund	200,307,274	—	—	200,307,274
Total	$3,721,760,839	$408,809,103	$10,229,522	$4,140,799,464

See Notes to Financial Statements

51

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2012	$129,007	$10,799,460
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(52,515)	(646,430)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2013	$76,492	$10,153,030

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013:

					Impact to
					Valuation
	Value as of				from an
	December 31,		Unobservable Input	Unobservable	Increase
	2013	Valuation Technique	Description (1)	Input	in Input (2)
Common Stocks
Brazil	$76,492	Discounted cash flow	Discount for lack of market	25%	Decrease

Kuwait	10,153,030	Market comparable companies	Production multiple	45.0x	Increase
			Reserve multiple	11.0x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

52

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS (a)

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 98.9%

Australia: 4.4%
9,736,424	Evolution Mining Ltd. #	$5,391,926
11,601,118	Gryphon Minerals Ltd. * #	1,773,720
1,717,725	Newcrest Mining Ltd. #	12,062,361
7,900,000	Papillon Resources Ltd. * #	6,960,193
		26,188,200

Canada: 71.8%
800,000	Alamos Gold, Inc.	9,692,634
963,544	Alamos Gold, Inc. (USD) ø	11,687,789
1,760,000	Amarillo Gold Corp. *	165,686
1,781,875	Argonaut Gold, Inc. *	8,924,053
2,160,000	Argonaut Gold, Inc. ø	10,817,792
3,356,000	Asanko Gold, Inc. *	5,402,457
5,499,753	AuRico Gold, Inc. (USD)	20,129,096
5,649,000	B2Gold Corp. *	11,593,147
2,278,000	B2Gold Corp. (USD) *	4,601,560
948,000	Bear Creek Mining Corp. (USD) ø	1,279,800
667,000	Bear Creek Mining Corp. (USD) *	900,450
4,300,000	Belo Sun Mining Corp. *	1,356,084
2,599,000	Continental Gold Ltd. *	8,269,824
1,839,000	Eastmain Resources, Inc. (USD) ø	445,038
1,191,000	Eastmain Resources, Inc. (USD) *	288,222
3,292,461	Eldorado Gold Corp.	18,690,082
4,260,000	Eldorado Gold Corp. (USD)	24,239,400
1,383,000	Fortuna Silver Mines, Inc. *	3,970,958
702,000	Franco-Nevada Corp. (USD)	28,599,480
3,000,000	Gold Canyon Resources, Inc. (USD) *	642,000
328,386	Goldcorp, Inc.	7,122,630
1,581,897	Goldcorp, Inc. (USD)	34,279,708
1,030,000	Guyana Goldfields, Inc. *	1,590,209
1,055,000	Guyana Goldfields, Inc. (USD) *	1,653,818
2,777,000	Kinross Gold Corp. (USD)	12,163,260
1,593,852	New Gold, Inc. *	8,342,498
1,026,170	New Gold, Inc. (USD) ø	5,377,131
6,282,630	New Gold, Inc. (USD) *	32,920,981
4,632,875	Orezone Gold Corp. *	2,355,145
1,093,333	Osisko Mining Corp. ø	4,847,822
8,140,823	Osisko Mining Corp. *	36,096,284
764,500	Premier Gold Mines Ltd. *	1,079,548
668,000	Pretium Resources, Inc. *	3,446,119
1,879,000	Primero Mining Corp. (USD) *	8,342,760
5,600,000	Romarco Minerals, Inc. *	1,976,936
4,300,000	Roxgold, Inc. *	1,801,365
3,118,000	Rubicon Minerals Corp. *	2,876,573
3,728,000	Sabina Gold & Silver Corp. *	2,561,958
2,042,000	Semafo, Inc.	5,363,314
Number of Shares		Value

Canada: (continued)
18,611	Silver Wheaton Corp.	$375,812
1,597,375	Silver Wheaton Corp. (USD)	32,251,001
365,000	Silvercorp Metals, Inc.	838,409
3,002,000	Silvercorp Metals, Inc. (USD)	6,874,580
4,800,000	Sulliden Gold Corp. Ltd. *	3,253,471
3,631,000	Timmins Gold Corp. *	3,862,584
9,491,000	Torex Gold Resources, Inc. *	8,398,720
3,360,578	Yamana Gold, Inc. (USD)	28,968,182
		430,716,370

Mexico: 2.3%
1,100,000	Fresnillo Plc (GBP) #	13,677,321

United Kingdom: 8.7%
4,242,500	Lydian International Ltd. (CAD) *	2,915,533
783,000	Randgold Resources Ltd. (ADR)	49,180,230
		52,095,763

United States: 11.7%
3,380,000	Klondex Mines Ltd. (CAD) *	5,122,900
4,300,000	Midway Gold Corp. *	3,483,000
360,000	Newmont Mining Corp.	8,290,800
588,100	Royal Gold, Inc.	27,093,767
1,500,000	Tahoe Resources, Inc. (CAD) ø	24,951,753
96,300	Tahoe Resources, Inc. (CAD) *	1,601,903
		70,544,123

Total Common Stocks (Cost: $671,826,895)		593,221,777

WARRANTS: 0.0%

Canada: 0.0%
354,041	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	4,999
103,000	Pan American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) * # §	2,909

Total Warrants (Cost: $525,098)		7,908

MONEY MARKET FUND: 0.0% (Cost: $47,967)
47,967	AIM Treasury Portfolio - Institutional Class	47,967

Total Investments: 98.9% (Cost: $672,399,960)		593,277,652
Other assets less liabilities: 1.1%		6,803,920
NET ASSETS: 100.0%		$600,081,572

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

USD — United States Dollar

(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $39,868,430 which represents 6.6% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $2,909 which represents 0.0% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $59,407,125, or 9.9% of net assets.

See Notes to Financial Statements

53

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS (a)

(continued)

Restricted securities held by the Fund as of December 31, 2013 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Alamos Gold, Inc.	01/14/2013	963,544	$2,917,457	$11,687,789	1.9%
Argonaut Gold, Inc.	11/13/2009	2,160,000	10,383,442	10,817,792	1.8
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	1,279,800	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	445,038	0.1
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	5,377,131	0.9
Osisko Mining Corp.	09/14/2009	1,093,333	2,959,754	4,847,822	0.8
Tahoe Resources, Inc.	05/28/2010	1,500,000	9,103,783	24,951,753	4.2
			$32,031,999	$59,407,125	9.9%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Diversified Minerals	0.8%	$4,650,293
Gold Mining	82.5	489,148,413
Precious Metals	6.6	39,259,739
Silver Mining	10.1	60,171,240
Money Market Fund	0.0	47,967
	100.0%	$593,277,652

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$26,188,200	$—	$26,188,200
Canada	430,716,370	—	—	430,716,370
Mexico	—	13,677,321	—	13,677,321
United Kingdom	52,095,763	—	—	52,095,763
United States	70,544,123	—	—	70,544,123
Warrants
Canada	4,999	2,909	—	7,908
Money Market Fund	47,967	—	—	47,967
Total	$553,409,222	$39,868,430	$—	$593,277,652

See Notes to Financial Statements

54

LONG/SHORT EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

EXCHANGE TRADED FUNDS: 50.5%
2,674	Consumer Discretionary Select Sector SPDR Fund	$178,703
3,928	Industrial Select Sector SPDR Fund	205,277
1,251	iShares Russell 2000 ETF	144,253

Total Exchange Traded Funds (Cost: $505,053) (a)		528,233

Principal Amount
SHORT-TERM INVESTMENTS: 47.1%

Government Obligations: 38.3%
	United States Treasury Bills
$200,000	0.06%,03/13/14	199,978
200,000	0.07%,06/19/14	199,932
		399,910
Number of Shares		Value

Money Market Fund: 8.8%
91,692	AIM Treasury Portfolio - Institutional Class	$91,692

Total Short-term Investments (Cost: $491,602)		491,602

Total Investments: 97.6% (Cost: $996,655)		1,019,835
Other assets less liabilities: 2.4%		25,581
NET ASSETS: 100.0%		$1,045,416
SECURITIES SOLD SHORT: (5.3)%
EXCHANGE TRADED FUND: (5.3)% (Proceeds: $(55,765))
(543)	iShares Barclays 20+ Year Treasury Bond Fund	(55,310)

Total Securities Sold Short (Proceeds: $(55,765))		$(55,310)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of the securities segregated, including cash on deposit with broker, is $586,463.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Government	39.2%	$399,910
Exchange Traded Funds	51.8	528,233
Money Market Fund	9.0	91,692
	100.0%	$1,019,835

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$528,233	$–	$–	$528,233
Short-term Investments	91,692	399,910	–	491,602
Total	$619,925	$399,910	$–	$1,019,835

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Fund	$(55,310)	$–	$–	$(55,310)

See Notes to Financial Statements

55

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 45.3%

Basic Materials: 4.6%
24,425	Argonaut Gold, Inc. (CAD) *	$122,326
1,234	Ashland, Inc.	119,747
48,550	Continental Gold Ltd. (CAD) *	154,482
21,520	Eldorado Gold Corp.	122,449
21,560	Eldorado Gold Corp. (CAD)	122,388
42,050	Fortuna Silver Mines, Inc. (CAD) *	120,737
5,730	Goldcorp, Inc.	124,169
7,953	MAG Silver Corp. *	41,037
1,320	Monsanto Co.	153,846
25,110	New Gold, Inc. *	131,576
31,970	Osisko Mining Corp. (CAD) *	141,754
145,500	Papillon Resources Ltd. (AUD) * #	128,191
1,800	Randgold Resources Ltd. (ADR)	113,058
7,340	Tahoe Resources, Inc. *	122,138
		1,717,898

Communications: 9.3%
1,100	Baidu, Inc. (ADR) *	195,668
4,090	Brightcove, Inc. *	57,833
2,594	CalAmp Corp. *	72,554
4,177	CBS Corp.	266,242
1,030	Discovery Communications, Inc. *	86,376
1,277	DISH Network Corp. *	73,964
2,083	eBay, Inc. *	114,336
1,411	EchoStar Corp. *	70,155
2,221	eGain Communications Corp. *	22,743
1,573	Equinix, Inc. *	279,128
2,966	Finisar Corp. *	70,947
3,961	FTD Cos, Inc. *	129,049
11,374	Globalstar, Inc. *	19,905
178	Google, Inc. *	199,486
4,812	ICG Group, Inc. *	89,648
369	InterActiveCorp	25,347
5,878	Lee Enterprises, Inc. *	20,397
5,054	Liberty Interactive Corp. *	148,335
968	Liberty Media Corp. *	141,764
10,775	Lionbridge Technologies, Inc. *	64,219
5,910	NeoPhotonics Corp. *	41,725
8,566	News Corp. *	154,359
2,151	Perficient, Inc. *	50,376
139	Priceline.com, Inc. *	161,574
15,330	RF Micro Devices, Inc. *	79,103
14,461	ShoreTel, Inc. *	134,198
830	Sinclair Broadcast Group, Inc.	29,656
746	SPS Commerce, Inc. *	48,714
2,123	Starz - Liberty Capital *	62,077
795	Telephone & Data Systems, Inc.	20,495
1,244	The Walt Disney Co.	95,042
316	Tribune Co. *	24,458
521	United States Cellular Corp.	21,788
1,627	Verizon Communications, Inc.	79,951
1,025	Viacom, Inc.	89,523
4,366	Vivendi S.A. (EUR)	115,164
1,651	Vodafone Group Plc (ADR)	64,901
13,195	Westell Technologies, Inc. *	53,440
		3,474,640

Consumer, Cyclical: 4.6%
582	Arrow Electronics, Inc. *	31,574
3,032	Brookfield Residential Properties, Inc. *	73,344
Number of Shares		Value

Consumer, Cyclical: (continued)
333	Burger King Worldwide, Inc.	$7,612
641	Conn’s, Inc. *	50,504
1,640	Dollar Tree, Inc. *	92,529
21,000	Galaxy Entertainment Group Ltd. (HKD) * #	189,068
1,645	General Motors Co. *	67,231
7,340	GSretail Co. Ltd. (KRW) #	194,898
908	Hyundai Motor Co. (KRW) #	203,816
282	Icahn Enterprises LP	30,854
1,040	Las Vegas Sands Corp.	82,025
1,437	Norwegian Cruise Line Holdings Ltd. *	50,970
344	Ralph Lauren Corp.	60,740
1,278	Royal Caribbean Cruises Ltd.	60,603
1,792	Sears Holdings Corp. *	87,880
1,146	Skechers USA, Inc. *	37,967
1,219	Starbucks Corp.	95,557
1,256	Tempur-Pedic International, Inc. *	67,774
7,994	The Wendy’s Co.	69,708
2,580	Winnebago Industries, Inc. *	70,821
375	Wynn Resorts Ltd.	72,829
		1,698,304

Consumer, Non-cyclical: 5.7%
6,612	Accuray, Inc. *	57,591
490	Alliance Data Systems Corp. *	128,835
1,341	Arthrocare Corp. *	53,962
191	Ascent Capital Group, Inc. *	16,342
1,531	Beam, Inc.	104,200
271	BioMarin Pharmaceutical, Inc. *	19,043
4,497	BioTelemetry, Inc. *	35,706
1,234	Capital Senior Living Corp. *	29,604
1,396	Cepheid, Inc. *	65,221
60	Crimson Wine Group Ltd. *	530
3,591	Cynosure, Inc. *	95,808
193	Emerge Energy Services LP	8,556
2,833	Exact Sciences Corp. *	33,118
103,400	Ezion Holdings Ltd. (SGD) #	182,454
5,729	Franklin Covey Co. *	113,893
2,870	Globus Medical, Inc. *	57,917
4,733	Healthways, Inc. *	72,652
597	Hertz Global Holdings, Inc. *	17,086
1,304	Iridex Corp. *	13,262
9,531	Jeronimo Martins, SGPS S.A. (EUR) #	186,367
3,501	KAR Auction Services, Inc.	103,455
1,488	Korn/Ferry International *	38,867
1,120	Masimo Corp. *	32,738
375,000	Maxygen, Inc. Escrow Receipt #	0
7,380	MiMedx Group, Inc. *	64,501
401	Monro Muffler Brake, Inc.	22,600
1,246	Novadaq Technologies, Inc. *	20,547
905	Philip Morris International, Inc.	78,853
1,864	Quanta Services, Inc. *	58,828
702	Quidel Corp. *	21,685
2,985	Repligen Corp. *	40,715
3,655	Rockwell Medical, Inc. *	38,158
5,680	Service Corp. International	102,978
1,976	Spectranetics Corp. *	49,400
6,591	TearLab Corp. *	61,560
399	United Rentals, Inc. *	31,102
1,904	Vascular Solutions, Inc. *	44,078
		2,102,212

See Notes to Financial Statements

56

Number of Shares		Value

Diversified: 0.2%
2,444	Leucadia National Corp.	$69,263

Energy: 4.1%
66,769	Afren Plc (GBP) * #	187,284
429	Baytex Energy Corp.	16,800
1,349	Bill Barrett Corp. *	36,126
1,796	Cabot Oil & Gas Corp.	69,613
2,964	Comstock Resources, Inc.	54,212
47	Core Laboratories N.V.	8,975
3,408	Energy XXI Bermuda Ltd.	92,220
1,944	EPL Oil & Gas, Inc. *	55,404
753	Gulfport Energy Corp. *	47,552
14,282	Halcon Resources Corp. *	55,129
102,000	Kunlun Energy Co. Ltd. (HKD) #	180,300
1,622	National Oilwell Varco, Inc.	128,998
6,100	Pacific Rubiales Energy Corp.	105,286
3,879	Precision Drilling Corp.	36,346
4,435	Southwestern Energy Co. *	174,429
229	Texas Pacific Land Trust (Royalty Trust)	22,664
144,129	Volga Gas Plc (GBP) *	236,880
		1,508,218

Financial: 6.8%
919	American Express Co.	83,381
3,401	Assured Guaranty Ltd.	80,230
10,580	Blackstone Group LP	333,270
1,255	CME Group, Inc.	98,467
1,400	Credicorp Ltd.	185,822
10,839	Dream Unlimited Corp. *	172,026
4,953	Dundee Corp. *	87,304
2,712	Fidelity National Financial, Inc.	88,004
518,000	Franshion Properties China Ltd. (HKD) #	179,585
34,487	Kasikornbank PCL (NVDR) (THB) #	164,849
3,743	KKR & Co. LP	91,105
961	Oaktree Capital Group LLC	56,545
1,908	Onex Corp.	102,938
684	Outerwall, Inc. *	46,013
1,687	Partners Value Fund, Inc. *	44,587
5,427	Realogy Holdings Corp. *	268,474
2,803	TD Ameritrade Holding Corp.	85,884
3,738	The Charles Schwab Corp.	97,188
898	The Howard Hughes Corp. *	107,850
628	Visa, Inc.	139,843
		2,513,365

Industrial: 3.7%
18	Allegion Plc *	795
1,619	Apogee Enterprises, Inc.	58,138
784	BE Aerospace, Inc. *	68,232
2,378	Clean Harbors, Inc. *	142,585
754	Colfax Corp. *	48,022
3,239	CPI Aerostructures, Inc. *	48,715
8,345	CUI Global, Inc. *	52,740
638	Danaher Corp.	49,254
1,011	EnerSys, Inc.	70,861
7,329	Flow International Corp. *	29,609
1,282	Forward Air Corp.	56,293
814	Garmin Ltd.	37,623
1,878	Greenbrier Cos, Inc. *	61,674
2,329	InvenSense, Inc. *	48,397
727	Martin Marietta Materials, Inc.	72,656
Number of Shares		Value

Industrial: (continued)
5,473	Newport Corp. *	$98,897
2,936	Norbord, Inc.	93,335
954	Roadrunner Transportation Systems, Inc. *	25,710
1,054	Rogers Corp. *	64,821
507	Texas Industries, Inc. *	34,871
1,715	Trimble Navigation Ltd. *	59,510
2,096	Waste Connections, Inc.	91,448
1,116	Zebra Technologies Corp. *	60,353
		1,374,539

Technology: 6.3%
481	ACI Worldwide, Inc. *	31,265
8,054	Activision Blizzard, Inc.	143,603
454	Ambarella, Inc. *	15,404
266	Apple, Inc.	149,255
7,262	Applied Micro Circuits Corp. *	97,166
5,966	Atmel Corp. *	46,714
4,861	Brooks Automation, Inc.	50,992
8,946	Callidus Software, Inc. *	122,828
8,082	CDC Corp. * #	3,394
1,464	Cognizant Technology Solutions Corp. *	147,834
1,740	Compuware Corp.	19,505
8,002	Cypress Semiconductor Corp. *	84,021
5,727	FormFactor, Inc. *	34,477
11,555	Glu Mobile, Inc. *	44,949
1,632	Himax Technologies, Inc. (ADR)	24,007
13,587	inContact, Inc. *	106,114
7,081	Kofax Ltd. *	52,683
17,003	Mattson Technology, Inc. *	46,588
6,880	MaxLinear, Inc. *	71,758
1,219	Microchip Technology, Inc.	54,550
1,316	Proofpoint, Inc. *	43,652
3,603	QUALCOMM, Inc.	267,523
3,380	Radware Ltd. *	60,772
4,156	Rudolph Technologies, Inc. *	48,791
136	Samsung Electronics Co. Ltd. (KRW) #	177,214
4,534	Skyworks Solutions, Inc. *	129,491
399	Solera Holdings, Inc.	28,233
8,119	Streamline Health Solutions, Inc. *	56,671
2,230	Sykes Enterprises, Inc. *	48,636
153,480	Trident Microsystems, Inc. * #	3,453
2,114	Ultratech, Inc. *	61,306
639	Virtusa Corp. *	24,340
17,085	Vitesse Semiconductor Corp. *	49,888
		2,347,077

Total Common Stocks (Cost: $14,612,376) (a)		16,805,516

REAL ESTATE INVESTMENT TRUSTS: 0.9%

Financial: 0.9%
1,358	American Tower Corp.	108,396
8,340	NorthStar Realty Finance Corp.	112,173
1,743	Weyerhaeuser Co. (Preferred Security) 6.38%,07/01/16	97,678

Total Real Estate Investment Trusts (Cost: $237,218) (a)		318,247

See Notes to Financial Statements

57

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

WARRANTS: 0.0% (Cost: $19)

Telecommunication Services: 0.0%
1,865	xG Technology, Inc.(USD 6.87, expiring 07/18/18) *	$1,100

Principal Amount

ASSET-BACKED SECURITIES: 1.1%
$42,750	Countrywide Asset-Backed Certificates 5.81%,02/25/18 (c)	40,403
350,000	Sealane Trade Finance 14.24%,02/12/16 (f) # Reg S	366,891

Total Asset-Backed Securities (Cost: $393,492) (a)		407,294

CORPORATE BONDS: 11.9%

Basic Materials: 0.6%
$110,000	Rockwood Specialties Group, Inc. 4.63%,10/15/15 (c)	112,887
295,000	Sidetur Finance B.V. 10.00%,02/17/14 (c) Reg S ♦	91,450
		204,337

Communications: 3.0%
205,000	Alaska Communications Systems Group, Inc. 6.25%,05/01/18 144A	170,150
	Clear Channel Communications, Inc.
95,000	5.50%,09/15/14	94,762
75,000	5.50%,12/15/16	66,375
381,875	Maxcom Telecomunicaciones S.A.B. de C.V. 6.00%,06/15/17 (c) (s)	326,503
320,000	Trilogy International Partners LLC 10.25%,02/18/14 (c) 144A	321,600
92,000	United States Cellular Corp. 6.70%,12/15/33	87,445
55,000	WebMD Health Corp. 2.50%,01/31/18	54,312
		1,121,147

Consumer, Cyclical: 1.5%
	Chukchansi Economic Development Authority
49,702	9.75%,05/30/16 (c) Reg S	33,301
213,721	9.75%,05/30/16 (c) 144A ♦	143,193
55,000	JC Penney Corp., Inc. 6.38%,10/15/36	41,387
102,300	Neebo, Inc. 15.00%,02/18/14 (c) 144A	106,903
200,000	Sifco S.A. 11.50%,06/06/16 Reg S	73,375
158,000	The Bon-Ton Department Stores, Inc. 10.63%,02/18/14 (c)	158,790
		556,949
Principal Amount			Value

Consumer, Non-cyclical: 0.8%
	$200,000	CFG Investment S.A.C. 9.75%,07/30/16 (c) Reg S	$194,000
	79,000	Kinetic Concepts, Inc. 12.50%,11/01/15 (c)	89,665
			283,665

Energy: 2.6%
	300,000	Enercoal Resources Pte Ltd. 9.25%,08/05/14 (p) Reg S	186,000
	93,000	EPL Oil & Gas, Inc. 8.25%,02/15/15 (c)	100,440
	11,000	Green Field Energy Services, Inc. 13.25%,11/15/14 (c) § 144A ♦	1,980
CAD	30,000	Pengrowth Energy Corp. 6.25%,03/31/17	28,990
	$45,000	SunCoke Energy, Inc. 7.63%,08/01/14 (c)	48,712
	1,000,000	Tristan Oil Ltd. 26.06%,02/17/14 (c) ^ Reg S	610,000
			976,122

Financial: 2.6%
		Banco Cruzeiro do Sul S.A.
	280,000	7.00%,07/08/13 ♦	67,200
	125,000	8.00%,09/17/12 ♦	27,344
	315,000	8.25%,01/20/16 Reg S ♦	78,750
	450,000	8.50%,02/20/15 Reg S ♦	108,000
	131,000	Emigrant Bancorp, Inc. 6.25%,06/15/14 144A	134,069
	66,000	Jefferies Group, Inc. 3.88%,11/01/17 (c) (p)	70,084
	200,000	MF Global Holdings Ltd. 6.25%,08/08/16 ♦	100,000
	88,000	Nuveen Investments, Inc. 5.50%,09/15/15	88,880
MYR	1,000,000	Special Port Vehicle Bhd 5.30%,07/30/14 # §	293,085
			967,412

Industrial: 0.8%
	$123,782	Inversiones Alsacia S.A. 8.00%,02/18/15 (c) Reg S	90,980
	90,000	SAN Miguel Industrias Pet S.A. 7.75%,11/06/17 (c) 144A	92,200
	106,000	Tervita Corp. 9.75%,11/01/15 (c) Reg S	104,410
			287,590

Total Corporate Bonds (Cost: $4,709,100) (a)			4,397,222

FOREIGN GOVERNMENT OBLIGATIONS: 1.8%
ARS	8,026,000	Argentine Republic Government International Bond 12/15/35	139,759
NGN	44,000,000	Nigeria Treasury Bill 12.57%,12/04/14 ^	245,052
	$300,000	Provincia de Buenos Aires, Argentina 11.75%,10/05/15 Reg S	294,000

Total Foreign Government Obligations (Cost: $576,691)			678,811

See Notes to Financial Statements

58

Principal Amount		Value

STRUCTURED NOTE: 2.3% (Cost: $860,000)

Financial: 2.3%
$860,000	Deutsche Bank A.G. London Branch, Alpha Overlay Securities 06/23/16 # § (b)	$847,444

Number of Shares

CLOSED-END FUNDS: 2.1%
2,933	DoubleLine Income Solutions Fund	61,857
2,486	DoubleLine Opportunistic Credit Fund	55,488
2,000	First Trust Strategic High Income Fund II	32,100
3,900	Helios High Income Fund, Inc.	32,136
5,500	Helios Multi-Sector High Income Fund, Inc.	33,055
4,445	JZ Capital Partners Ltd. (GBP)	32,958
1,945	Montgomery Street Income Securities, Inc.	30,225
3,370	Nuveen Credit Strategies Income Fund	32,790
1,612	PCM Fund, Inc.	18,780
4,270	PIMCO Dynamic Credit Income Fund	95,990
3,320	PIMCO Dynamic Income Fund	96,712
3,414	PIMCO Income Opportunity Fund	96,445
2,091	PIMCO Income Strategy Fund	23,649
5,936	PIMCO Income Strategy Fund II	59,063
5,275	Western Asset High Income Opportunity Fund, Inc.	31,281
2,330	Western Asset Mortgage Defined Opportunity Fund, Inc.	54,009

Total Closed-End Funds (Cost: $817,493) (a)		786,538

EXCHANGE TRADED FUNDS: 0.3%
495	iShares Silver Trust *	9,261
1,000	SPDR Gold Trust *	116,170

Total Exchange Traded Funds (Cost: $165,848) (a)		125,431

OPEN-END FUND: 10.7% (Cost: $3,828,070)
378,262	AQR Managed Futures Strategy Fund	3,975,534

OPTIONS PURCHASED: 0.0%
1,900	CBOE SPX Volatility Index Put ($14, expiring 01/22/14)	1,653
3,900	CBOE SPX Volatility Index Call ($20, expiring 01/22/14)	702
400	Equinix, Inc. Call ($200, expiring 03/22/14)	1,050
4,000	JC Penney Co., Inc. Put ($8, expiring 01/18/14)	600
3,000	SPDR S&P 500 ETF Trust Put ($178, expiring 02/22/14)	4,110

Total Options Purchased (Cost: $21,576)		8,115
Number of Shares		Value

MONEY MARKET FUND: 29.6% (Cost: $10,983,919)
10,983,919	AIM Treasury Portfolio - Institutional Class	$10,983,919
Total Investments: 106.0% (Cost: $37,205,802)		39,335,171
Liabilities in excess of other assets: (6.0)%		(2,217,034)
NET ASSETS: 100.0%		$37,118,137

SECURITIES SOLD SHORT: (22.4)%

COMMON STOCKS: (11.0)%

Basic Materials: (0.3)%
(456)	Agrium, Inc.	(41,715)
(4,647)	Glencore Xstrata Plc *	(24,257)
(1,084)	US Silica Holdings, Inc.	(36,975)
		(102,947)

Communications: (1.3)%
(578)	AT&T, Inc.	(20,322)
(1,248)	Constant Contact, Inc. *	(38,775)
(3,126)	Corning, Inc.	(55,705)
(338)	DIRECTV *	(23,352)
(351)	Factset Research Systems, Inc.	(38,112)
(971)	HealthStream, Inc. *	(31,820)
(1,376)	Juniper Networks, Inc. *	(31,056)
(52)	Netflix, Inc. *	(19,145)
(863)	Nielsen Holdings N.V.	(39,603)
(534)	Rackspace Hosting, Inc. *	(20,895)
(3,675)	Sprint Corp. *	(39,506)
(777)	Textura Corp. *	(23,263)
(1,248)	tw telecom, Inc. *	(38,027)
(781)	Viasat, Inc. *	(48,930)
		(468,511)

Consumer, Cyclical: (2.8)%
(1,366)	American Woodmark Corp. *	(53,998)
(1,199)	Best Buy Co., Inc.	(47,816)
(1,248)	BJ’s Restaurants, Inc. *	(38,763)
(1,596)	Brunswick Corp.	(73,512)
(1,623)	Burger King Worldwide, Inc.	(37,102)
(703)	CarMax, Inc. *	(33,055)
(913)	Carter’s, Inc.	(65,544)
(517)	Darden Restaurants, Inc.	(28,109)
(388)	GameStop Corp.	(19,113)
(634)	Guess?, Inc.	(19,698)
(1,590)	hhgregg, Inc. *	(22,212)
(570)	Hibbett Sports, Inc. *	(38,310)
(3,651)	Interface, Inc.	(80,176)
(1,466)	International Game Technology	(26,623)
(1,577)	Krispy Kreme Doughnuts, Inc. *	(30,420)
(97)	Lumber Liquidators Holdings, Inc. *	(9,980)
(556)	Macy’s, Inc.	(29,690)
(174)	O’Reilly Automotive, Inc. *	(22,396)
(1,067)	Potbelly Corp. *	(25,907)
(356)	Red Robin Gourmet Burgers, Inc. *	(26,180)
(1,386)	Regal Entertainment Group	(26,958)
(546)	Restoration Hardware Holdings, Inc. *	(36,746)
(572)	Six Flags Entertainment Corp.	(21,061)
(2,226)	Sony Corp. (ADR)	(38,488)
(2,068)	Staples, Inc.	(32,861)
(788)	Steven Madden Ltd. *	(28,833)

See Notes to Financial Statements

59

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Consumer, Cyclical: (continued)
(570)	The Childrens Place Retail Stores, Inc. *	$(32,473)
(2,369)	The Wendy’s Co.	(20,658)
(3,797)	Wabash National Corp. *	(46,893)
(228)	WESCO International, Inc. *	(20,764)
		(1,034,339)

Consumer, Non-cyclical: (1.9)%
(388)	Abaxis, Inc. *	(15,527)
(1,023)	Apollo Group, Inc. *	(27,948)
(777)	Booz Allen Hamilton Holding Corp.	(14,880)
(1,292)	DeVry, Inc.	(45,866)
(799)	Euronet Worldwide, Inc. *	(38,232)
(845)	Fairway Group Holdings Corp. *	(15,311)
(1,496)	Green Dot Corp. *	(37,624)
(210)	Green Mountain Coffee Roasters, Inc.	(15,872)
(1,539)	Hertz Global Holdings, Inc. *	(44,046)
(902)	Huron Consulting Group, Inc. *	(56,573)
(487)	IPC The Hospitalist Co., Inc. *	(28,923)
(1,199)	Iron Mountain, Inc.	(36,390)
(483)	Neogen Corp. *	(22,073)
(1,421)	Nutrisystem, Inc.	(23,361)
(764)	On Assignment, Inc. *	(26,679)
(690)	Pfizer, Inc.	(21,135)
(961)	Safeway, Inc.	(31,300)
(449)	Strayer Education, Inc. *	(15,477)
(3,108)	SunOpta, Inc. *	(31,111)
(116)	The Boston Beer Co., Inc. *	(28,048)
(643)	The Coca-Cola Co.	(26,562)
(801)	The Kroger Co.	(31,664)
(1,596)	The Western Union Co.	(27,531)
(315)	VistaPrint N.V. *	(17,908)
(656)	Weight Watchers International, Inc. *	(21,602)
		(701,643)

Financial: (0.2)%
(872)	Legg Mason, Inc.	(37,915)
(942)	The Progressive Corp.	(25,688)
(487)	WageWorks, Inc. *	(28,947)
		(92,550)

Industrial: (1.4)%
(1,166)	Aerovironment, Inc. *	(33,966)
(183)	Alamo Group, Inc.	(11,106)
(1,109)	Chart Industries, Inc. *	(106,065)
(9,230)	Flextronics International Ltd. *	(71,717)
(1,013)	Garmin Ltd.	(46,821)
(407)	Generac Holdings, Inc.	(23,052)
(235)	General Dynamics Corp.	(22,454)
(359)	Huntington Ingalls Industries, Inc.	(32,314)
(170)	Lockheed Martin Corp.	(25,272)
(1,247)	Mine Safety Appliances Co.	(63,859)
(225)	Northrop Grumman Corp.	(25,787)
(970)	The Babcock & Wilcox Co.	(33,164)
(584)	Tyco International Ltd.	(23,967)
		(519,544)

Technology: (2.7)%
(3,060)	Activision Blizzard, Inc.	(54,559)
(426)	Adobe Systems, Inc. *	(25,509)
(577)	Akamai Technologies, Inc. *	(27,223)
(1,288)	Applied Materials, Inc.	(22,784)
(639)	Cerner Corp. *	(35,618)
Number of Shares		Value

Technology: (continued)
(365)	Concur Technologies, Inc. *	$(37,661)
(3,439)	Electronic Arts, Inc. *	(78,890)
(337)	First Solar, Inc. *	(18,414)
(1,361)	Hewlett-Packard Co.	(38,081)
(417)	Infosys Ltd. (ADR)	(23,602)
(722)	Intel Corp.	(18,743)
(143)	International Business Machines Corp.	(26,823)
(358)	Intuit, Inc.	(27,323)
(554)	j2 Global, Inc.	(27,706)
(988)	Lexmark International, Inc.	(35,094)
(692)	Linear Technology Corp.	(31,521)
(795)	Mantech International Corp.	(23,794)
(1,166)	Mercury Computer Systems, Inc. *	(12,768)
(901)	Microsoft Corp.	(33,724)
(1,750)	NVIDIA Corp.	(28,035)
(370)	Open Text Corp.	(34,025)
(754)	Oracle Corp.	(28,848)
(1,885)	Riverbed Technology, Inc. *	(34,081)
(326)	SAP A.G. (ADR)	(28,408)
(1,113)	SciQuest, Inc. *	(31,698)
(498)	Seagate Technology Plc	(27,968)
(624)	ServiceNow, Inc. *	(34,950)
(894)	Silicon Laboratories, Inc. *	(38,719)
(390)	Stratasys Ltd. *	(52,533)
(310)	Ultimate Software Group, Inc. *	(47,498)
(309)	Western Digital Corp.	(25,925)
		(1,012,525)

Utilities: (0.4)%
(60,300)	Centrais Eletricas Brasileiras S.A. (ADR)	(156,177)

Total Common Stocks (Proceeds: $(3,679,247))		(4,088,236)

EXCHANGE TRADED FUNDS: (11.4)%
(1,711)	Consumer Staples Select Sector SPDR Fund	(73,539)
(7,900)	CurrencyShares Japanese Yen Trust *	(732,804)
(20,723)	Direxion Daily Emerging Markets Bull 3X Shares *	(594,750)
(384)	Energy Select Sector SPDR Fund	(33,988)
(1,938)	Industrial Select Sector SPDR Fund	(101,280)
(4,216)	iShares Barclays 20+ Year Treasury Bond Fund	(429,442)
(3,415)	iShares Russell 2000 ETF	(393,784)
(2,125)	iShares Silver Trust *	(39,759)
(66,700)	Market Vectors Gold Miners ETF ‡	(1,408,704)
(1,942)	Market Vectors Semiconductor ETF ‡	(82,400)
(1,598)	Materials Select Sector SPDR Fund	(73,860)
(1,893)	SPDR Barclays High Yield Bond ETF	(76,780)
(399)	SPDR S&P Oil & Gas Exploration & Production ETF	(27,343)
(1,372)	SPDR S&P Retail ETF	(120,873)
(1,054)	Technology Select Sector SPDR Fund	(37,670)

Total Exchange Traded Funds (Proceeds: $(5,428,670))		(4,226,976)

Total Securities Sold Short (Proceeds: $(9,107,917))		$(8,315,212)

See Notes to Financial Statements

60

Number of Shares		Value

WRITTEN OPTIONS: (0.1)%
(3,900)	CBOE SPX Volatility Index Call ($30, expiring 01/22/14)	$(195)
(1,900)	CBOE SPX Volatility Index Put ($15, expiring 01/22/14)	(2,945)
(700)	CBS Corp. Call ($65, expiring 03/22/14)	(1,673)
(400)	Equinix, Inc. Put ($165, expiring 03/22/14)	(2,200)
(600)	General Motors Co. Call ($43, expiring 01/18/14)	(174)
(1,600)	Hertz Global Holdings, Inc. Put ($23, expiring 03/22/14)	(432)
(1,800)	Hertz Global Holdings, Inc. Put ($24, expiring 03/22/14)	(900)
(4,000)	JC Penney Co., Inc. Put ($5, expiring 01/18/14)	(80)
(2,600)	JC Penney Co., Inc. Put ($13, expiring 01/17/15)	(13,520)
Number of Shares		Value

WRITTEN OPTIONS: (continued)
(800)	KKR & Co. LP Call ($20, expiring 01/18/14)	$(3,480)
(1,700)	Live Nation Entertainment, Inc. Put ($10, expiring 01/18/14)	(85)
(1,000)	NorthStar Realty Finance Corp. Call ($13, expiring 03/22/14)	(1,180)
(6,600)	SPDR S&P 500 ETF Trust Put ($177, expiring 02/22/14)	(8,118)
(6,400)	SPDR S&P 500 ETF Trust Put ($174, expiring 01/18/14)	(1,536)
(3,000)	SPDR S&P 500 ETF Trust Put ($167, expiring 02/22/14)	(1,350)
(7,100)	SPDR S&P 500 ETF Trust Put ($170, expiring 02/22/14)	(4,118)
(6,700)	SPDR S&P 500 ETF Trust Put ($175, expiring 02/22/14)	(6,231)

Total Written Options (Premiums received: $(69,349))		$(48,217)

ADR	— American Depositary Receipt
ARS	— Argentine Peso
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
KRW	— Korean Won
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
NVDR	— Non-Voting Depositary Receipt
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $21,514,539.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank ProVol Hedge Index, the Deutsche Bank Equity Mean Reversion Alpha Index, the Deutsche Bank Equity Mean Reversion Alpha Index Emerging Markets and the Deutsche Bank Fed Funds Effective Rate Total Return Index.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,488,293 which represents 9.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $1,142,509 which represents 3.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $970,095, or 2.6% of net assets.
♦	Security in default

See Notes to Financial Statements

61

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2013 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Green Field Energy Services, Inc.	11/15/2012	11,000	$12,807	$1,980	0.0%

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2013 is set forth below:

	Value		Sales	Realized	Dividend	Value
Affiliates	12/31/12	Purchases	Proceeds	Gain (Loss)	Income	12/31/13
Market Vectors Emerging Markets High Yield Bond ETF	$809,100	$—	$814,743	$24,178	$—	$—
Market Vectors Emerging Markets Local Currency Bond ETF	1,015,651	—	1,016,346	78,580	1,748	—
Market Vectors Gold Miners ETF(1)	(1,071,610)	106,841	1,243,317	(649)	—	(1,408,704)
Market Vectors International High Yield Bond ETF	819,543	—	834,878	44,361	—	—
Market Vectors Junior Gold Miners ETF	(10,890)	6,991	—	6,164	—	—
Market Vectors Oil Services ETF	(17,406)	20,035	656	(1,964)	—	—
Market Vectors Semiconductor ETF(1)	(29,748)	340,126	368,576	(23,584)	—	(82,400)
	$1,514,640	$473,993	$4,278,516	$127,086	$1,748	$(1,491,104)

(1)	Represents short position at December 31, 2013.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	4.9%	$1,922,235
Communications	11.7	4,595,787
Consumer, Cyclical	5.7	2,255,253
Consumer, Non-cyclical	6.1	2,385,877
Diversified	0.2	69,263
Energy	6.3	2,484,340
Financial	13.8	5,433,006
Government	1.7	678,811
Industrial	4.2	1,662,129
Technology	6.0	2,347,077
Telecommunication Services	0.0	1,100
Asset-Backed Securities	1.1	407,294
Exchange Traded Funds	0.3	125,431
Open-End Fund	10.1	3,975,534
Options Purchased	0.0	8,115
Money Market Fund	27.9	10,983,919
	100.0%	$39,335,171

See Notes to Financial Statements

62

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Long positions	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$1,589,707	$128,191	$—	$1,717,898
Communications	3,474,640	—	—	3,474,640
Consumer, Cyclical	1,110,522	587,782	—	1,698,304
Consumer, Non-cyclical	1,733,391	368,821	—	2,102,212
Diversified	69,263	—	—	69,263
Energy	1,140,634	367,584	—	1,508,218
Financial	2,168,931	344,434	—	2,513,365
Industrial	1,374,539	—	—	1,374,539
Technology	2,163,016	177,214	6,847	2,347,077
Real Estate Investment Trusts*	318,247	—	—	318,247
Warrants*	1,100	—	—	1,100
Asset-Backed Securities	—	407,294	—	407,294
Corporate Bonds*	—	4,397,222	—	4,397,222
Foreign Government Obligations	—	678,811	—	678,811
Structured Note*	—	847,444	—	847,444
Closed-End Funds	786,538	—	—	786,538
Exchange Traded Funds	125,431	—	—	125,431
Open-End Fund	3,975,534	—	—	3,975,534
Options Purchased	8,115	—	—	8,115
Money Market Fund	10,983,919	—	—	10,983,919
Total	$31,023,527	$8,304,797	$6,847	$39,335,171

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Short positions	Prices	Inputs	Inputs	Value
Common Stocks*	$(4,088,236)	$—	$—	$(4,088,236)
Exchange Traded Funds	(4,226,976)	—	—	(4,226,976)
Total	$(8,315,212)	$—	$—	$(8,315,212)
Other Financial Instruments:
Written Options	$(48,217)	$—	$—	$(48,217)

* See Schedule of Investments for security type and industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

Common Stocks
Long Position
Technology
Balance as of December 31, 2012	$24,928
Realized gain (loss)	—
Net change in net unrealized appreciation (depreciation)	(18,081)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2013	$6,847

See Notes to Financial Statements

63

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Principal Amount			Value

CORPORATE BONDS: 42.7%

Argentina: 6.9%
USD	997,040	Aeropuertos Argentinia 2000 10.75%, 12/22/15 (c) Reg S	$1,011,996
		Empresa Distribuidora Y Comercializadora Norte
	498,000	9.75%, 10/25/18 (c) Reg S	342,375
	148,000	10.50%, 02/10/14 (c)	101,750
		IRSA Inversiones y Representaciones S.A.
	76,000	8.50%, 01/14/14 (c) Reg S	76,570
	2,117,000	11.50%, 07/20/20 Reg S	2,248,275
		YPF S.A.
	5,500,000	7.74%, 08/15/18 (f) Reg S	5,797,000
	1,611,000	8.88%, 12/19/18 144A	1,679,468
			11,257,434

Brazil: 3.4%
BRL	8,880,000	Cia Energetica de Sao Paulo 6.01%, 01/15/15 Reg S TIPS	5,571,630

Cayman Islands: 3.8%
USD	1,497,000	Bantrab Senior Trust 9.00%, 11/14/20 144A	1,497,936
	4,933,000	Marfrig Overseas Ltd. 9.50%, 05/04/15 (c) Reg S	4,637,020
			6,134,956

Chile: 1.3%
CLP	1,109,500,000	SACI Falabella 6.50%, 04/30/23 Reg S	2,016,452

Colombia: 4.5%
COP	6,130,000,000	Emgesa S.A. ESP 8.75%, 01/25/21 Reg S	3,375,629
	7,189,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/21 Reg S	3,885,040
			7,260,669

Hungary: 2.6%
		Nitrogenmuvek Zrt
USD	3,000,000	7.88%, 05/21/17 (c) 144A	2,820,000
	1,560,000	7.88%, 05/21/17 (c) Reg S	1,466,400
			4,286,400

Indonesia: 0.5%
	800,000	Berau Coal Energy Tbk PT 7.25%, 03/13/15 (c) Reg S	794,000

Mexico: 9.1%
	380,000	Corp GEO S.A.B. de C.V. 9.25%, 06/30/15 (c) Reg S ♦	57,000
MXN	54,650,000	Grupo Televisa S.A.B. 7.25%, 05/14/43	3,410,233
	84,480,000	Petroleos Mexicanos 7.65%, 11/24/21 Reg S	6,671,031
USD	4,600,000	Servicios Corporativos Javer S.A.P.I. de C.V. 9.88%, 04/06/16 (c) Reg S	4,692,000
			14,830,264
Principal Amount			Value

Singapore: 3.2%
	1,351,000	Bakrie Telecom Pte Ltd. 11.50%, 02/07/14 (c) Reg S ♦	$219,538
	2,340,000	Bumi Capital Pte. Ltd. 12.00%, 02/07/14 (c) Reg S	1,602,900
	4,828,000	Bumi Investment Pte Ltd. 10.75%, 10/06/14 (c) Reg S	3,319,250
			5,141,688

South Korea: 0.3%
IDR	5,780,000,000	Export-Import Bank of Korea 8.30%, 03/15/14 Reg S	472,564

Venezuela: 4.6%
USD	14,012,000	Petroleos de Venezuela S.A. 6.00%, 11/15/26 Reg S	7,496,420

Vietnam: 2.5%
		Vingroup JSC
	1,380,000	11.63%, 11/07/16 (c) Reg S	1,466,250
	2,366,000	11.63%, 11/07/16 (c) 144A	2,513,875
			3,980,125

Total Corporate Bonds (Cost: $70,889,691)			69,242,602

FOREIGN GOVERNMENT OBLIGATIONS: 54.1%

Argentina: 7.9%
	4,979,000	Argentina Boden Bond 7.00%, 10/03/15	4,893,804
	6,193,000	Provincia de Cordoba, Argentina 12.38%, 08/17/17 Reg S	5,829,161
	1,795,430	Provincia de Neuquen, Argentina 7.88%, 04/26/21 Reg S	1,813,384
	366,887	Provincia de Salta, Argentina 9.50%, 03/16/22 Reg S	355,856
			12,892,205

Brazil: 8.0%
		Nota do Tesouro Nacional, Series F
BRL	7,164,000	10.00%, 01/01/15	3,023,704
	24,878,000	10.00%, 01/01/17	9,994,634
			13,018,338

Chile: 3.5%
		Bonos de la Tesoreria de la Republica en pesos
CLP	375,000,000	6.00%, 01/01/18	743,793
	2,500,000,000	6.00%, 01/01/20	5,008,580
			5,752,373

Hungary: 8.2%
HUF	2,795,510,000	Hungarian Government Bond 6.00%, 11/24/23	13,307,125

Israel: 4.8%
ILS	26,040,000	Israel Government Bond 4.25%, 03/31/23	7,861,973

Mexico: 1.3%
MXN	26,000,000	Mexican Government International Bond 7.75%, 05/29/31	2,088,698

See Notes to Financial Statements

64

Principal Amount			Value

Nigeria: 2.7%
		Nigerian Treasury Bills
NGN	255,853,000	12.43%, 01/23/14 ^	$1,588,560
	254,000,000	12.66%, 01/16/14 ^	1,579,659
	186,200,000	13.54%, 02/06/14 ^	1,156,876
			4,325,095

Portugal: 4.9%
EUR	7,841,000	Portugal Obrigacoes do Tesouro OT 4.10%, 04/15/37 Reg S 144A	7,900,835

South Korea: 4.7%
		Korea Treasury Bonds
KRW	6,456,970,000	3.00%, 12/10/16	6,146,857
	1,520,600,000	3.38%, 09/10/23	1,418,988
			7,565,845

Sri Lanka: 6.7%
LKR	1,471,000,000	Sri Lankan Government Bond 8.50%, 04/01/18 (a)	10,902,438

Supranational: 1.4%
IDR	7,500,000,000	European Investment Bank 6.00%, 04/22/14	612,264
		Inter-American Development Bank
	14,050,000,000	4.50%, 02/04/16	1,057,713
	7,110,000,000	6.50%, 06/04/14	567,255
			2,237,232

Total Foreign Government Obligations (Cost: $86,455,224)			87,852,157
Number of Shares		Value

MONEY MARKET FUND: 0.2% (Cost: $313,029)
313,029	AIM Treasury Portfolio - Institutional Class	$313,029

Total Investments: 97.0% (Cost: $157,657,944)		157,407,788
Other assets less liabilities: 3.0%		4,873,437
NET ASSETS: 100.0%		$162,281,225

BRL	—	Brazilian Real
CLP	—	Chilean Peso
COP	—	Colombian Peso
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Sheqel
KRW	—	Korean Won
LKR	—	Sri Lankan Rupee
MXN	—	Mexican Peso
NGN	—	Nigerian Naira
USD	—	United States Dollar

(a)	All or a portion of these securities are segregated for foreign forward currency contracts.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,511,279, or 5.2% of net assets.
TIPS	Treasury Inflation Protected Securities
♦	Security in default

See Notes to Financial Statements

65

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

As of December 31, 2013, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver		In Exchange For		Settlement Dates	Unrealized Appreciation / (Depreciation)
State Street Bank And Trust Company	PEN	11,443,192	USD	4,095,924	1/13/2014	$11,314
State Street Bank And Trust Company	USD	4,075,211	PEN	11,443,192	1/13/2014	9,399
Net unrealized appreciation on forward foreign currency contracts						$20,713

PEN — Peruvian Nuevo Sol
USD — United States Dollar

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	2.7%	$4,286,400
Communications	2.3	3,629,771
Consumer, Cyclical	4.3	6,708,452
Consumer, Non-cyclical	2.9	4,637,020
Energy	17.4	27,360,069
Financial	5.3	8,275,470
Funds	0.2	313,029
Government	55.8	87,852,157
Industrial	0.7	1,068,996
Utilities	8.4	13,276,424
	100.0%	$157,407,788

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$69,242,602	$—	$69,242,602
Foreign Government Obligations*	—	87,852,157	—	87,852,157
Money Market Fund	313,029	—	—	313,029
Total	$313,029	$157,094,759	$—	$157,407,788
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$20,713	$—	$20,713

* See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

66

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VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	CM Commodity	Emerging	Global Hard
	Index Fund (a)	Markets Fund	Assets Fund
Assets:
Investments, at value (1)	$250,388,763	$202,029,470	$4,140,799,464
Total return swap contracts, at value	311,959	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Cash	—	1,129	—
Cash denominated in foreign currency, at value (2)	—	2,476,523	15,655,737
Deposits with broker for securities sold short and options written	—	—	—
Receivables:
Investments sold	—	333,191	—
Shares of beneficial interest sold	6,284,014	2,292,438	15,334,770
Due from Adviser	—	—	—
Dividends and interest	316	42,389	2,364,610
Foreign tax reclaim	—	—	—
Prepaid expenses	3,655	58,486	156,073
Other assets	—	1,989	2,447
Total assets	256,988,707	207,235,615	4,174,313,101
Liabilities:
Securities sold short
Unaffiliated issuers (3)	—	—	—
Affiliated issuers (4)	—	—	—
Written options, at value (5)	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,753	—
Payables:
Dividends on securities sold short	—	—	—
Investments purchased	—	894,789	25,758,259
Line of credit	—	—	—
Shares of beneficial interest redeemed	1,309,176	347,425	8,070,817
Due to Adviser	18,149	95,693	3,429,513
Due to custodian	—	—	—
Due to Distributor	14,427	48,266	498,716
Deferred Trustee fees	33,798	25,505	947,081
Accrued expenses	162,446	366,001	1,669,400
Total liabilities	1,537,996	1,779,432	40,373,786
NET ASSETS	$255,450,711	$205,456,183	$4,133,939,315
Class A Shares:
Net Assets	$69,026,329	$133,437,801	$1,025,779,055
Shares of beneficial interest outstanding	9,089,962	9,307,084	21,231,946
Net asset value and redemption price per share	$7.59	$14.34	$48.31
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.05	$15.21	$51.26
Class C Shares:
Net Assets		$25,259,460	$337,441,247
Shares of beneficial interest outstanding		1,900,545	7,848,617
(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$13.29	$42.99
Class I Shares:
Net Assets	$130,176,321	$10,592,634	$2,340,890,185
Shares of beneficial interest outstanding	16,977,737	711,689	46,919,436
Net asset value, offering and redemption price per share	$7.67	$14.88	$49.89
Class Y Shares:
Net Assets	$56,248,061	$36,166,288	$429,828,828
Shares of beneficial interest outstanding	7,346,680	2,514,388	8,818,188
Net asset value, offering and redemption price per share	$7.66	$14.38	$48.74
Net Assets consist of:
Aggregate paid in capital	$256,545,770	$201,262,568	$3,512,750,102
Net unrealized appreciation (depreciation)	320,089	25,327,189	712,705,679
Undistributed (accumulated) net investment income (loss)	(1,415,148)	(936,681)	(862,903)
Accumulated net realized gain (loss)	—	(20,196,893)	(90,653,563)
	$255,450,711	$205,456,183	$4,133,939,315
(1) Cost of Investments	$250,374,448	$176,677,833	$3,428,393,903
(2) Cost of cash denominated in foreign currency	$—	$2,500,878	$15,355,620
(3) Proceeds for securities sold short - Unaffiliated issuers	$—	$—	$—
(4) Proceeds for securities sold short - Affiliated issuers	$—	$—	$—
(5) Premiums received for written options	$—	$—	$—

(a)	Represents Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements

68

			Unconstrained
International		Multi-Manager	Emerging
Investors Gold	Long/Short	Alternatives	Markets Bond
Fund (a)	Equity Fund	Fund	Fund
$593,277,652	$1,019,835	$39,335,171	$157,407,788
—	—	—	—
—	—	—	20,713
—	—	—	434,491
32	—	—	3,108,389
—	58,230	5,788,306	—

13,823,445	20,576	829,357	—
1,624,720	18,997	57,460	420,740
—	29,121	—	—
376,677	—	219,621	3,916,045
—	—	—	79,121
—	—	210	69,381
—	—	5	—
609,102,526	1,146,759	46,230,130	165,456,668

—	55,310	6,824,108	—
—	—	1,491,104	—
—	—	48,217	—
—	—	—	—

—	190	4,144	—
—	16,343	315,702	2,771,226
587,126	—	—	—
6,566,318	—	36,646	231,868
438,156	—	24,125	64,947
—	—	71,433	—
129,739	13	4,031	11,885
317,077	—	14,385	13,970
982,538	29,487	278,098	81,547
9,020,954	101,343	9,111,993	3,175,443
$600,081,572	$1,045,416	$37,118,137	$162,281,225

$339,483,087	$121,803	$17,045,959	$35,983,292
39,855,568	13,369	1,821,723	4,208,382
$8.52	$9.11	$9.36	$8.55
$9.04	$9.67	$9.93	$9.07

$65,978,830		$680,949	$5,254,046
8,501,898		73,645	621,562

$7.76		$9.25	$8.45

$160,523,791	$820,944	$15,984,839	$112,436,512
15,227,843	90,097	1,681,039	13,105,300
$10.54	$9.11	$9.51	$8.58

$34,095,864	$102,669	$3,406,390	$8,607,375
3,975,374	11,268	358,749	1,004,349
$8.58	$9.11	$9.50	$8.57

$940,635,196	$1,019,276	$34,663,688	$171,280,586
(79,121,857)	23,635	2,884,596	(261,552)
(79,687,241)	1,731	(21,230)	(1,257,462)
(181,744,526)	774	(408,917)	(7,480,347)
$600,081,572	$1,045,416	$37,118,137	$162,281,225
$672,399,960	$996,655	$37,205,802	$157,657,944
$32	$—	$—	$3,116,325
$—	$55,765	$6,674,612	$—
$—	$—	$2,433,305	$—
$—	$—	$69,349	$—

See Notes to Financial Statements

69

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	CM Commodity	Emerging	Global Hard
	Index Fund (a)	Markets Fund	Assets Fund
Income:
Dividends - unaffiliated issuers	$2,517	$2,986,340	$56,395,963
Dividends - affiliated issuers	—	—	—
Interest	154,159	—	—
Foreign taxes withheld	—	(156,561)	(612,035)
Total income	156,676	2,829,779	55,783,928
Expenses:
Management fees	1,459,003	1,222,818	38,806,667
Dividends on securities sold short	—	—	—
Distribution fees - Class A	171,279	263,619	2,769,709
Distribution fees - Class C	—	226,463	3,706,038
Transfer agent fees - Class A	105,640	140,313	1,945,702
Transfer agent fees - Class C	—	60,049	745,201
Transfer agent fees - Class I	24,839	16,856	161,936
Transfer agent fees - Class Y	64,118	56,258	625,667
Administration fees	—	407,606	—
Custodian fees	29,579	215,579	327,729
Professional fees	63,124	62,250	521,280
Registration fees - Class A	42,716	42,394	54,991
Registration fees - Class C	—	34,594	40,671
Registration fees - Class I	39,810	25,435	82,324
Registration fees - Class Y	69,933	24,874	31,985
Reports to shareholders	25,195	27,378	429,395
Insurance	12,390	10,881	360,116
Trustees’ fees and expenses	30,172	20,230	512,555
Interest	—	1,270	—
Interest on securities sold short	—	—	—
Other	30,406	4,457	108,758
Total expenses	2,168,204	2,863,324	51,230,724
Waiver of management fees	(665,744)	(73,705)	(1,744,323)
Expenses assumed by the Adviser	—	—	—
Net expenses	1,502,460	2,789,619	49,486,401
Net investment income (loss)	(1,345,784)	40,160	6,297,527
Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	368	13,542,090	35,909,203
Investments sold - affiliated issuers	—	—	—
Capital gain distributions received from other investment companies	—	—	—
Net increase from payments from Adviser (See Note 3)	24,470	—	—
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(385,011)	476,540
Swap contracts	(14,373,386)	—	—
Options purchased	—	—	—
Written options	—	—	—
Securities sold short - unaffiliated issuers	—	—	—
Securities sold short - affiliated issuers	—	—	—
Futures contracts	—	—	—
Net realized gain (loss)	(14,348,548)	13,157,079	36,385,743
Change in net unrealized appreciation (depreciation) on:
Investments, options purchased and written options (c)	(33,368)	3,631,304	367,776,194
Investments - affiliated issuers	—	—	—
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(70,080)	304,971
Securities sold short - unaffiliated issuers	—	—	—
Securities sold short - affiliated issuers	—	—	—
Swap contracts	721,187	—	—
Change in net unrealized appreciation (depreciation)	687,819	3,561,224	368,081,165
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,006,513)	$16,758,463	$410,764,435

(a)	Represents Consolidated Statement of Operations.
(b)	Net of foreign taxes of $160,105, $2,543 and $3,822 for the Emerging Markets Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund, respectively.)
(c)	Net of foreign taxes of $158,506 and $7,343 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

70

			Unconstrained
International		Multi-Manager	Emerging
Investors Gold	Long/Short	Alternatives	Markets Bond
Fund (a)	Equity Fund	Fund	Fund

$8,407,781	$2,288	$325,552	$2,143
—	—	1,748	—
—	4	740,041	10,952,769
(858,466)	—	(5,249)	(40,955)
7,549,315	2,292	1,062,092	10,913,957

5,725,522	325	709,926	1,161,070
—	190	135,876	—
1,241,296	13	62,283	68,858
1,068,039	—	3,075	50,223
849,886	304	46,238	37,497
249,833	—	14,472	16,566
19,491	95	14,350	24,077
163,440	95	25,836	15,727
2,018,005	—	—	—
106,427	304	164,418	142,473
207,225	28,139	69,446	66,711
36,518	—	23,470	17,669
35,015	—	22,566	14,377
49,450	—	21,475	26,705
24,917	—	30,271	17,534
154,661	493	26,094	18,894
100,945	—	6,458	4,042
140,969	57	16,023	14,267
—	—	—	—
—	—	47,413	—
87,724	—	15,007	6,562
12,279,363	30,015	1,454,697	1,703,252
(359,319)	(325)	(247,467)	(184,675)
—	(29,121)	—	—
11,920,044	569	1,207,230	1,518,577
(4,370,729)	1,723	(145,138)	9,395,380

(137,326,516)	762	3,823,607	(14,516,431)
—	—	147,119	—
—	—	36,003	—
—	—	—	—

(80,673)	—	(46,599)	(2,353,231)
—	—	(1,862)	—
—	—	(164,952)	—
—	—	295,183	—
—	20	(2,315,038)	—
—	—	(20,033)	—
—	—	(72,094)	—
(137,407,189)	782	1,681,334	(16,869,662)

(460,508,198)	23,180	(484,244)	(1,690,805)
—	—	(125,445)	—

(112)	—	15,737	6,517
—	455	280,549	—
—	—	797,139	—
—	—	4,160	—
(460,508,310)	23,635	487,896	(1,684,288)
$(602,286,228)	$26,140	$2,024,092	$(9,158,570)

See Notes to Financial Statements

71

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(1,345,784)	$(737,650)	$40,160	$(131,995)
Net realized gain (loss)	(14,373,018)	594,309	13,157,079	(2,135,065)
Net increase from payments from Adviser (See Note 3)	24,470	519,638	—	—
Net change in unrealized appreciation (depreciation)	687,819	(603,585)	3,561,224	28,737,619
Net increase (decrease) in net assets resulting from operations	(15,006,513)	(227,288)	16,758,463	26,470,559

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(177,185)	—	(578,979)	—
Class C Shares	—	—	(117,414)	—
Class I Shares	(319,100)	—	(44,588)	—
Class Y Shares	(148,461)	—	(152,910)	—
	(644,746)	—	(893,891)	—
Net realized gains
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Total dividends and distributions	(644,746)	—	(893,891)	—

Share transactions:
Proceeds from sale of shares
Class A Shares	81,997,406	45,364,807	89,451,296	50,014,465
Class C Shares	—	—	11,376,868	5,368,297
Class I Shares	85,575,005	46,615,103	9,847,083	59,359
Class Y Shares	61,152,838	28,326,126	34,964,939	15,548,967
	228,725,249	120,306,036	145,640,186	70,991,088
Reinvestment of dividends and distributions
Class A Shares	144,345	—	475,361	—
Class C Shares	—	—	77,521	—
Class I Shares	318,578	—	44,588	—
Class Y Shares	42,339	—	70,092	—
	505,262	—	667,562	—
Cost of shares redeemed
Class A Shares	(60,361,938)	(27,970,965)	(57,166,643)	(28,366,320)
Class C Shares	—	—	(8,283,624)	(6,403,953)
Class I Shares	(7,726,358)	(574,902)	(4,550,770)	(678)
Class Y Shares	(30,296,636)	(6,000,477)	(25,024,877)	(7,253,918)
	(98,384,932)	(34,546,344)	(95,025,914)	(42,024,869)
Net increase (decrease) in net assets resulting from share transactions	130,845,579	85,759,692	51,281,834	28,966,219
Total increase (decrease) in net assets	115,194,320	85,532,404	67,146,406	55,436,778

Net Assets:
Beginning of year	140,256,391	54,723,987	138,309,777	82,872,999
End of year #	$255,450,711	$140,256,391	$205,456,183	$138,309,777
# Including accumulated net investment income (loss)	$(1,415,148)	$(756,106)	$(936,681)	$43,862

*	Commencement of operations
(a)	Represents Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

72

Global Hard Assets Fund		International Investors Gold Fund (a)		Long/Short Equity Fund	Multi-Manager Alternatives Fund
				Period Ended
				December 12,
Year Ended	Year Ended	Year Ended	Year Ended	2013* through	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2013	2012	2013	2012	2013	2013	2012

$6,297,527	$18,352,819	$(4,370,729)	$(7,962,304)	$1,723	$(145,138)	$(880,775)
36,385,743	(48,694,303)	(137,407,189)	(28,371,536)	782	1,681,334	556,935
—	—	—	—	—	—	—
368,081,165	128,313,576	(460,508,310)	(105,411,356)	23,635	487,896	1,159,453
410,764,435	97,972,092	(602,286,228)	(141,745,196)	26,140	2,024,092	835,613

(321,328)	(6,819,370)	(2,652,441)	—	—	—	(54,446)
(118,083)	(2,599,228)	(559,663)	—	—	—	(610)
(700,703)	(10,444,813)	(1,004,903)	—	—	—	(21,656)
(133,305)	(2,140,886)	(306,785)	—	—	—	(16,993)
(1,273,419)	(22,004,297)	(4,523,792)	—	—	—	(93,705)

—	(14,692,069)	—	(19,967,893)	—	(380,133)	—
—	(5,600,181)	—	(4,703,151)	—	(14,403)	—
—	(22,503,052)	—	(3,259,518)	—	(354,956)	—
—	(4,612,519)	—	(2,323,855)	—	(73,820)	—
—	(47,407,821)	—	(30,254,417)	—	(823,312)	—
(1,273,419)	(69,412,118)	(4,523,792)	(30,254,417)	—	(823,312)	(93,705)

214,485,786	333,813,481	128,533,098	215,049,553	119,156	8,243,632	14,185,314
26,596,480	43,715,645	19,375,655	38,036,081	—	459,148	414,884
671,036,986	527,209,133	145,767,779	83,366,687	800,060	5,530,438	3,499,724
193,753,756	292,139,007	51,239,316	70,183,900	100,060	7,252,756	11,487,177
1,105,873,008	1,196,877,266	344,915,848	406,636,221	1,019,276	21,485,974	29,587,099

249,586	17,531,323	2,248,165	16,890,667	—	340,181	50,286
85,413	5,957,784	432,764	3,496,868	—	14,283	603
614,560	29,943,307	980,829	3,164,701	—	211,377	9,338
83,579	4,146,811	177,220	1,368,352	—	73,701	12,757
1,033,138	57,579,225	3,838,978	24,920,588	—	639,542	72,984

(514,793,575)	(815,985,968)	(232,272,588)	(290,881,867)	—	(27,944,654)	(19,987,647)
(139,837,863)	(144,746,914)	(47,132,502)	(61,141,831)	—	(211,429)	(25)
(503,373,195)	(278,293,333)	(45,026,793)	(14,150,959)	—	(1,371,606)	(3,241,050)
(193,756,008)	(175,673,747)	(66,816,234)	(42,961,299)	—	(15,408,245)	(6,597,149)
(1,351,760,641)	(1,414,699,962)	(391,248,117)	(409,135,956)	—	(44,935,934)	(29,825,871)
(244,854,495)	(160,243,471)	(42,493,291)	22,420,853	1,019,276	(22,810,418)	(165,788)
164,636,521	(131,683,497)	(649,303,311)	(149,578,760)	1,045,416	(21,609,638)	576,120

3,969,302,794	4,100,986,291	1,249,384,883	1,398,963,643	—	58,727,775	58,151,655
$4,133,939,315	$3,969,302,794	$600,081,572	$1,249,384,883	$1,045,416	$37,118,137	$58,727,775
$(862,903)	$(42,981,051)	$(79,687,241)	$(108,627,443)	$1,731	$(21,230)	$(853,491)

See Notes to Financial Statements

73

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconstrained Emerging Markets Bond Fund
		Period Ended July 9,
	Year Ended	2012* through
	December 31, 2013	December 31, 2012
Operations:
Net investment income	$9,395,380	$1,462,939
Net realized gain (loss)	(16,869,662)	1,893,292
Net change in unrealized appreciation (depreciation)	(1,684,288)	1,422,736
Net increase (decrease) in net assets resulting from operations	(9,158,570)	4,778,967

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(305,819)	(44,484)
Class C Shares	(110,379)	(14,554)
Class I Shares	(1,936,903)	(1,395,483)
Class Y Shares	(98,125)	(23,228)
	(2,451,226)	(1,477,749)
Net realized gains
Class A Shares	—	(23,162)
Class C Shares	—	(3,313)
Class I Shares	—	(661,267)
Class Y Shares	—	(5,126)
	—	(692,868)
Return of capital
Class A Shares	(1,483,099)	—
Class C Shares	(216,552)	—
Class I Shares	(4,634,219)	—
Class Y Shares	(354,764)	—
	(6,688,634)	—
Total dividends and distributions	(9,139,860)	(2,170,617)

Share transactions:
Proceeds from sale of shares
Class A Shares	67,260,955	5,431,195
Class C Shares	7,922,875	2,444,937
Class I Shares	73,323,017	92,260,247
Class Y Shares	15,834,703	3,764,617
	164,341,550	103,900,996
Reinvestment of dividends and distributions
Class A Shares	1,275,908	49,192
Class C Shares	222,450	15,768
Class I Shares	1,737,567	396,116
Class Y Shares	219,443	22,937
	3,455,368	484,013
Cost of shares redeemed
Class A Shares	(31,668,406)	(2,001,225)
Class C Shares	(2,600,820)	(2,014,271)
Class I Shares	(41,859,375)	(3,717,358)
Class Y Shares	(7,275,901)	(3,073,266)
	(83,404,502)	(10,806,120)
Net increase in net assets resulting from share transactions	84,392,416	93,578,889
Total increase in net assets	66,093,986	96,187,239

Net Assets:
Beginning of year	96,187,239	—
End of year #	$162,281,225	$96,187,239
# Including undistributed net investment income (loss)	$(1,257,462)	$6,058

*	Commencement of operations

See Notes to Financial Statements

74

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2013		2012		2011(a)
Net asset value, beginning of period	$8.26		$8.16		$8.88
Income from investment operations:
Net investment loss	(0.05)		(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	(0.60)		0.12			(0.68)
Payment from Adviser	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(0.65)		0.10			(0.72)
Less distributions
Net investment income	(0.02)		—		—
Net asset value, end of period	$7.59		$8.26		$8.16
Total return (b)	(7.87	)%(d)	1.23	%(f)	(8.11	)%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$69,026		$53,628		$36,031
Ratio of gross expenses to average net assets	1.31%		1.39%			1.66%
Ratio of net expenses to average net assets	0.95%		0.95%			0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%		0.95%			0.95%
Ratio of net investment loss to average net assets	(0.87)%		(0.86)%			(0.91)%
Portfolio turnover rate	0%		0%			0%

	Class I
	Year Ended December 31,
	2013		2012		2011(a)
Net asset value, beginning of year	$8.32		$8.19		$8.88
Income from investment operations:
Net investment loss	—		(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(0.63)		0.13			(0.68)
Payment from Adviser	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(0.63)		0.13			(0.69)
Less distributions
Net investment income	(0.02)		—		—
Net asset value, end of year	$7.67		$8.32		$8.19
Total return (b)	(7.57	)%(d)	1.59	%(f)	(7.77	)%(g)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$130,176		$56,868		$11,245
Ratio of gross expenses to average net assets	0.95%		1.01%			1.71%
Ratio of net expenses to average net assets	0.65%		0.65%			0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%		0.65%			0.65%
Ratio of net investment loss to average net assets	(0.57)%		(0.56)%			(0.61)%
Portfolio turnover rate	0%		0%			0%

(a)	Inception date for the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2013, 0.01% of the Class A and Class I total return, representing $0.001 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(e)	Amount represents less than $0.005 per share.
(f)	For the year ended December 31, 2012, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

75

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2013		2012		2011(a)
Net asset value, beginning of period	$8.31		$8.18		$8.88
Income from investment operations:
Net investment loss	(0.03)		(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	(0.60)		0.12			(0.69)
Payment from Adviser	—	(d)(e)	0.04	(f)	0.05	(g)
Total from investment operations	(0.63)		0.13			(0.70)
Less dividends and distributions from:
Net investment income	(0.02)		—		—
Net asset value, end of period	$7.66		$8.31		$8.18
Total return (b)	(7.58	)%(d)	1.59	%(f)	(7.88	)%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$56,248		$29,760		$7,448
Ratio of gross expenses to average net assets	1.07%		1.30%			1.56%
Ratio of net expenses to average net assets	0.70%		0.70%			0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%		0.70%			0.70%
Ratio of net investment loss to average net assets	(0.62)%		(0.60)%			(0.66)%
Portfolio turnover rate	0%		0%			0%

(a)	Inception date for the fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2013, 0.01% of the Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser. (See Note 3).
(e)	Amount represents less than $0.005 per share.
(f)	For the year ended December 31, 2012, 0.49% of the Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser.(See Note 3).

See Notes to Financial Statements

76

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$12.94	$9.92	$13.69		$10.71	$4.86
Income from investment operations:
Net investment income (loss)	0.01	0.01	(0.01	)(b)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	1.45	3.01	(3.63)		3.06	5.81
Payment from Adviser	—	—	—		—	0.06	(c)
Total from investment operations	1.46	3.02	(3.64)		3.02	5.85
Less dividends and distributions from:
Net investment income	(0.06)	—	(0.13)		(0.04)	—
Net realized gains	—	—	—		—	—
Total dividends and distributions	(0.06)	—	(0.13)		(0.04)	—
Net asset value, end of year	$14.34	$12.94	$ 9.92		$13.69	$10.71
Total return (a)	11.31%	30.44%	(26.58)%		28.17%	120.37	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$133,438	$90,833	$52,253		$108,019	$91,059
Ratio of gross expenses to average net assets	1.63%	1.67%	1.76%		1.74%	1.81%
Ratio of net expenses to average net assets	1.63%	1.67%	1.76%		1.74%	1.81%
Ratio of net expenses, excluding interest expense, to average net assets	1.63%	1.67%	1.76%		1.74%	1.81%
Ratio of net investment income (loss) to average net assets	0.13%	(0.04)%	(0.11)%		(0.31)%	(0.26)%
Portfolio turnover rate	81%	92%	94%		110%	63%

	Class C
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$12.11	$9.36	$13.01		$10.26	$4.68
Income from investment operations:
Net investment loss	(0.09)	(0.09)	(0.10	)(b)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	1.33	2.84	(3.42)		2.89	5.58
Payment from Adviser	—	—	—		—	0.06	(c)
Total from investment operations	1.24	2.75	(3.52)		2.79	5.58
Less dividends and distributions from:
Net investment income	(0.06)	—	(0.13)		(0.04)	—
Net realized gains	—	—	—		—	—
Total dividends and distributions	(0.06)	—	(0.13)		(0.04)	—
Net asset value, end of year	$13.29	$12.11	$ 9.36		$13.01	$10.26
Total return (a)	10.27%	29.38%	(27.05)%		27.16%	119.23	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$25,259	$20,127	$16,611		$27,859	$19,487
Ratio of gross expenses to average net assets	2.63%	2.61%	2.70%		2.61%	2.97%
Ratio of net expenses to average net assets	2.50%	2.50%	2.50%		2.48%	2.49%
Ratio of net expenses, excluding interest expense, to average net assets	2.50%	2.50%	2.50%		2.48%	2.49%
Ratio of net investment loss to average net assets	(0.76)%	(0.78)%	(0.86)%		(1.07)%	(0.92)%
Portfolio turnover rate	81%	92%	94%		110%	63%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

See Notes to Financial Statements

77

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.38	$10.21	$14.01	$10.91	$4.92
Income from investment operations:
Net investment income	0.04	0.05	0.05 (c)	0.02	0.06
Net realized and unrealized gain (loss) on investments	1.52	3.12	(3.72)	3.12	5.86
Payment from Adviser	—	—	—	—	0.07	(d)
Total from investment operations	1.56	3.17	(3.67)	3.14	5.99
Less dividends and distributions from:
Net investment income	(0.06)	—	(0.13)	(0.04)	—
Net realized gains	—	—	—	—	—
Total dividends and distributions	(0.06)	—	(0.13)	(0.04)	—
Net asset value, end of year	$14.88	$13.38	$10.21	$14.01	$10.91
Total return (b)	11.69%	31.05%	(26.19)%	28.75%	121.75	%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$10,593	$4,025	$3,019	$4,079	$3,097
Ratio of gross expenses to average net assets	1.77%	2.31%	2.22%	2.23%		2.54%
Ratio of net expenses to average net assets	1.18%	1.25%	1.25%	1.25%		1.24%
Ratio of net expenses, excluding interest expense, to average net assets	1.18%	1.25%	1.25%	1.25%		1.24%
Ratio of net investment income to average net assets	0.36%	0.43%	0.38%	0.18%		0.56%
Portfolio turnover rate	81%	92%	94%	110%		63%

	Class Y
	Year Ended December 31,
	2013	2012	2011		2010(a)
Net asset value, beginning of period	$12.97	$9.92	$13.68		$11.30
Income from investment operations:
Net investment income (loss)	0.02	0.04	(0.06	)(c)		(0.03)
Net realized and unrealized gain (loss) on investments	1.45	3.01	(3.57)		2.45
Total from investment operations	1.47	3.05	(3.63)		2.42
Less distributions
Net investment income	(0.06)	—	(0.13)			(0.04)
Net asset value, end of period	$14.38	$12.97	$9.92		$13.68
Total return (b)	11.36%	30.75%	(26.53)%		21.48	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,166	$23,325	$10,990		$5,920
Ratio of gross expenses to average net assets	1.50%	1.51%	2.08%		1.73	%(f)
Ratio of net expenses to average net assets	1.50%	1.51%	1.70%		1.70	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.50%	1.51%	1.70%		1.70	%(f)
Ratio of net investment income (loss) to average net assets	0.18%	0.14%	(0.54)%		(0.77	)%(f)
Portfolio turnover rate	81%	92%	94%		110	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

78

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$43.64	$43.34	$52.33		$40.92		$26.84
Income from investment operations:
Net investment income (loss)	(0.15)	0.05	(0.18	)(b)	(0.20	)(b)	(0.15)
Net realized and unrealized gain (loss) on investments	4.84	1.03	(8.52)		11.83		14.22
Payment from Adviser	—	—	—		—		0.01	(c)
Total from investment operations	4.69	1.08	(8.70)		11.63		14.08
Less dividends and distributions from:
Net investment income	(0.02)	(0.25)	(0.05)		(0.22)		—
Net realized gains	—	(0.53)	(0.24)		—		—
Total dividends and distributions	(0.02)	(0.78)	(0.29)		(0.22)		—
Net asset value, end of year	$48.31	$43.64	$43.34		$52.33		$40.92
Total return (a)	10.74%	2.49%	(16.63)%		28.43%		52.46	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,025,779	$1,219,828	$1,673,303		$2,085,492		$1,240,769
Ratio of gross expenses to average net assets	1.45%	1.45%	1.37%		1.43%		1.49%
Ratio of net expenses to average net assets	1.38%	1.38%	1.37%		1.40%		1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.38%	1.38%	1.37%		1.40%		1.46%
Ratio of net investment income (loss) to average net assets	(0.00)%	0.32%	(0.36)%		(0.47)%		(0.62)%
Portfolio turnover rate	33%	27%	40%		66%		86%

	Class C
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$39.15	$39.29	$47.82		$37.70		$24.92
Income from investment operations:
Net investment loss	(0.56)	(0.29)	(0.51	)(b)	(0.48	)(b)	(0.34)
Net realized and unrealized gain (loss) on investments	4.42	0.93	(7.73)		10.82		13.11
Payment from Adviser	—	—	—		—		0.01	(c)
Total from investment operations	3.86	0.64	(8.24)		10.34		12.78
Less dividends and distributions from:
Net investment income	(0.02)	(0.25)	(0.05)		(0.22)		—
Net realized gains	—	(0.53)	(0.24)		—		—
Total dividends and distributions	(0.02)	(0.78)	(0.29)		(0.22)		—
Net asset value, end of year	$42.99	$39.15	$39.29		$47.82		$37.70
Total return (a)	9.85%	1.63%	(17.23)%		27.44%		51.28	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$337,441	$418,077	$515,433		$557,023		$358,114
Ratio of gross expenses to average net assets	2.23%	2.21%	2.12%		2.16%		2.30%
Ratio of net expenses to average net assets	2.20%	2.20%	2.12%		2.16%		2.26%
Ratio of net expenses, excluding interest expense, to average net assets	2.20%	2.20%	2.12%		2.16%		2.26%
Ratio of net investment loss to average net assets	(0.82)%	(0.48)%	(1.10)%		(1.23)%		(1.42)%
Portfolio turnover rate	33%	27%	40%		66%		86%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities.

See Notes to Financial Statements

79

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$44.89	$44.40	$53.40	$41.59		$27.14
Income from investment operations:
Net investment income (loss)	0.22	0.37	0.01 (c)	(0.02	)(c)	(0.04)
Net realized and unrealized gain (loss) on investments	4.80	0.90	(8.72)	12.05		14.48
Payment from Adviser	—	—	—	—		0.01	(d)
Total from investment operations	5.02	1.27	(8.71)	12.03		14.45
Less dividends and distributions from:
Net investment income	(0.02)	(0.25)	(0.05)	(0.22)		—
Net realized gains	—	(0.53)	(0.24)	—		—
Total dividends and distributions	(0.02)	(0.78)	(0.29)	(0.22)		—
Net asset value, end of year	$49.89	$44.89	$44.40	$53.40		$41.59
Total return (b)	11.17%	2.86%	(16.31)%	28.93%		53.24	%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,340,890	$1,943,088	$1,637,440	$1,650,962		$639,887
Ratio of gross expenses to average net assets	1.03%	1.02%	1.01%	1.05%		1.10%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income (loss) to average net assets	0.39%	0.76%	0.02%	(0.04)%		(0.32)%
Portfolio turnover rate	33%	27%	40%	66%		86%

	Class Y
	Year Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of period	$43.92	$43.50	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.10	0.35	0.01 (c)	(0.03	)(c)
Net realized and unrealized gain (loss) on investments	4.74	0.85	(8.63)	8.97
Total from investment operations	4.84	1.20	(8.62)	8.94
Less dividends and distributions from:
Net investment income	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—	(0.53)	(0.24)	—
Total dividends and distributions	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of period	$48.74	$43.92	$43.50	$52.41
Total return (b)	11.01%	2.76%	(16.45)%	20.47	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$429,829	$388,310	$274,811	$61,210
Ratio of gross expenses to average net assets	1.19%	1.16%	1.17%	1.10	%(f)
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.10	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.13%	1.13%	1.10	%(f)
Ratio of net investment income (loss) to average net assets	0.24%	0.65%	0.01%	(0.10	)%(f)
Portfolio turnover rate	33%	27%	40%	66	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share, consisted of a payment by the Adviser in connection with past market timing activities.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

80

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$16.81		$19.08		$24.70		$18.92		$11.98
Income from investment operations:
Net investment loss	(0.06	)(b)	(0.10	)(b)	(0.16	)(b)	(0.22	)(b)	(0.07)
Net realized and unrealized gain (loss) on investments	(8.16)		(1.75)		(5.15)		9.78		7.58
Payment from Adviser	—		—		—		—		0.11	(c)
Total from investment operations	(8.22)		(1.85)		(5.31)		9.56		7.62
Less dividends and distributions from:
Net investment income	(0.07)		—		(0.31)		(2.09)		(0.68)
Net realized gains	—		(0.42)		—		(1.69)		—
Total dividends and distributions	(0.07)		(0.42)		(0.31)		(3.78)		(0.68)
Net asset value, end of year	$ 8.52		$16.81		$19.08		$24.70		$18.92
Total return (a)	(48.91)%		(9.61)%		(21.52)%		50.99%		63.75	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$339,483		$811,802		$988,039		$1,359,014		$799,296
Ratio of gross expenses to average net assets	1.46%		1.29%		1.20%		1.25%		1.43%
Ratio of net expenses to average net assets	1.45%		1.29%		1.20%		1.25%		1.43%
Ratio of net expenses, excluding interest expense, to average net assets	1.45%		1.29%		1.20%		1.25%		1.43%
Ratio of net investment loss to average net assets	(0.54)%		(0.52)%		(0.68)%		(0.98)%		(1.10)%
Portfolio turnover rate	40%		30%		24%		33%		19%

	Class C
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$15.44		$17.71		$23.13		$18.01		$11.45
Income from investment operations:
Net investment loss	(0.14	)(b)	(0.22	)(b)	(0.31	)(b)	(0.36	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	(7.47)		(1.63)		(4.80)		9.26		7.08
Payment from Adviser	—		—		—		—		0.10	(c)
Total from investment operations	(7.61)		(1.85)		(5.11)		8.90		7.14
Less dividends and distributions from:
Net investment income	(0.07)		—		(0.31)		(2.09)		(0.58)
Net realized gains	—		(0.42)		—		(1.69)		—
Total dividends and distributions	(0.07)		(0.42)		(0.31)		(3.78)		(0.58)
Net asset value, end of year	$ 7.76		$15.44		$17.71		$23.13		$18.01
Total return (a)	(49.29)%		(10.36)%		(22.11)%		49.89%		62.52	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$65,979		$174,907		$221,214		$285,973		$131,609
Ratio of gross expenses to average net assets	2.30%		2.09%		1.96%		1.95%		2.31%
Ratio of net expenses to average net assets	2.20%		2.09%		1.96%		1.95%		2.27%
Ratio of net expenses, excluding interest expense, to average net assets	2.20%		2.09%		1.96%		1.95%		2.27%
Ratio of net investment loss to average net assets	(1.29)%		(1.33)%		(1.43)%		(1.68)%		(1.94)%
Portfolio turnover rate	40%		30%		24%		33%		19%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally , 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

81

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$20.67		$23.28		$29.97		$22.34		$14.05
Income from investment operations:
Net investment income (loss)	(0.01	)(b)	(0.04	)(b)	(0.10	)(b)	(0.20	)(b)	0.46
Net realized and unrealized gain (loss) on investments	(10.05)		(2.15)		(6.28)		11.61		8.42
Payment from Adviser	—		—		—		—		0.14	(c)
Total from investment operations	(10.06)		(2.19)		(6.38)		11.41		9.02
Less dividends and distributions from:
Net investment income	(0.07)		—		(0.31)		(2.09)		(0.73)
Net realized gains	—		(0.42)		—		(1.69)		—
Total dividends and distributions	(0.07)		(0.42)		(0.31)		(3.78)		(0.73)
Net asset value, end of year	$10.54		$20.67		$23.28		$29.97		$22.34
Total return (a)	(48.67)%		(9.34)%		(21.30)%		51.47%		64.34	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$160,524		$166,567		$111,604		$86,982		$6,125
Ratio of gross expenses to average net assets	1.08%		0.96%		0.91%		1.01%		3.11%
Ratio of net expenses to average net assets	1.00%		0.96%		0.91%		1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		0.96%		0.91%		1.00%		1.00%
Ratio of net investment loss to average net assets	(0.08)%		(0.20)%		(0.35)%		(0.74)%		(0.66)%
Portfolio turnover rate	40%		30%		24%		33%		19%

	Class Y
	Year Ended December 31,
	2013		2012		2011		2010(d)
Net asset value, beginning of period	$16.88		$19.12		$24.72		$21.56
Income from investment operations:
Net investment loss	(0.03	)(b)	(0.06	)(b)	(0.08	)(b)	(0.14	)(b)
Net realized and unrealized gain (loss) on investments	(8.20)		(1.76)		(5.21)		7.08
Total from investment operations	(8.23)		(1.82)		(5.29)		6.94
Less dividends and distributions from:
Net investment income	(0.07)		—		(0.31)			(2.09)
Net realized gains	—		(0.42)		—			(1.69)
Total dividends and distributions	(0.07)		(0.42)		(0.31)			(3.78)
Net asset value, end of period	$8.58		$16.88		$19.12		$24.72
Total return (a)	(48.76)%		(9.44)%		(21.42)%		32.59	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$34,096		$96,108		$78,106		$19,105
Ratio of gross expenses to average net assets	1.34%		1.08%		1.10%		1.11	%(f)
Ratio of net expenses to average net assets	1.20%		1.08%		1.10%		1.11	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.20%		1.08%		1.10%		1.11	%(f)
Ratio of net investment loss to average net assets	(0.30)%		(0.31)%		(0.34)%		(0.82	)%(f)
Portfolio turnover rate	40%		30%		24%		33	%(e)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of Class I total return resulted from settlement payments received from third parties by the Fund.
(d)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

82

LONG/SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the
	Period Ended
	December 31,
	2013(a)
Net asset value, beginning of period	$8.88
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.23
Net asset value, end of period	$9.11
Total return (b)	2.59	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$122
Ratio of gross expenses to average net assets (e)	59.49	%(d)
Ratio of net expenses to average net assets (e)	1.29	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.95	%(d)
Ratio of net investment income to average net assets (e)	2.77	%(d)
Portfolio turnover rate	14	%(c)

	Class I
	For the
	Period Ended
	December 31,
	2013(a)
Net asset value, beginning of period	$8.88
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.21
Total from investment operations	0.23
Net asset value, end of period	$9.11
Total return (b)	2.59	%(c)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$821
Ratio of gross expenses to average net assets (e)	53.09	%(d)
Ratio of net expenses to average net assets (e)	0.99	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.65	%(d)
Ratio of net investment income to average net assets (e)	3.14	%(d)
Portfolio turnover rate	14	%(c)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

83

LONG/SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	For the
	Period Ended
	December 31,
	2013(a)
Net asset value, beginning of period	$8.88
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.21
Total from investment operations	0.23
Net asset value, end of period	$9.11
Total return (b)	2.59	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$103
Ratio of gross expenses to average net assets (e)	54.60	%(d)
Ratio of net expenses to average net assets (e)	1.04	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.70	%(d)
Ratio of net investment income to average net assets (e)	3.08	%(d)
Portfolio turnover rate	14	%(c)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

84

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of period	$9.08	$8.97	$9.30	$9.00	$8.88
Income from investment operations:
Net investment loss	(0.05 (c)	(0.18)	(0.17)	(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments	0.54	0.30	(0.06)	0.51	0.16
Total from investment operations	0.49	0.12	(0.23)	0.42	0.12
Less dividends and distributions from:
Net investment income	—	(0.01)	(0.05)	(0.03)	—
Net realized gains	(0.21)	—	(0.05)	(0.09)	—
Total dividends and distributions	(0.21)	(0.01)	(0.10)	(0.12)	—
Net asset value, end of period	$9.36	$9.08	$8.97	$9.30	$9.00
Total return (b)	5.46%	1.38%	(2.38%)	4.67%	1.35	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,046	$35,860	$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets (e)	3.07%	2.95%	2.52%	2.59%	3.03	%(f)
Ratio of net expenses to average net assets (e)	2.79%	2.95%	2.52%	2.59%	2.56	%(f)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.40%	2.30%	2.24%	2.28%	2.40	%(f)
Ratio of net investment loss to average net assets (e)	(0.52)%	(1.57)%	(1.94)%	(1.33)%	(1.13	)%(f)
Portfolio turnover rate	249%	242%	249%	275%	75	%(d)

	Class C
	Year Ended
	December 31,
	2013		2012(g)
Net asset value, beginning of period	$9.04		$9.21
Income from investment operations:
Net investment loss	(0.11	)(c)	(0.01)
Net realized and unrealized gain (loss) on investments	0.53		(0.15)
Total from investment operations	0.42		(0.16)
Less dividends and distributions from:
Net investment income	—		(0.01)
Net realized gains	(0.21)		—
Total dividends and distributions	(0.21)		(0.01)
Net asset value, end of period	$9.25		$9.04
Total return (b)	4.71%		(1.69	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$681		$414
Ratio of gross expenses to average net assets (e)	15.67%		42.99	%(f)
Ratio of net expenses to average net assets (e)	3.61%		3.64	%(f)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	3.15%		2.94%
Ratio of net investment loss to average net assets (e)	(1.22)%		(0.65	)%(f)
Portfolio turnover rate	249%		242	%(d)

(a)	For the period June 05, 2009 (commencement of operations) through December 31, 2009.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(f)	Annualized.
(g)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.

See Notes to Financial Statements

85

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2013		2012	2011	2010	2009(a)
Net asset value, beginning of period	$9.18		$9.04	$9.33	$9.01	$8.88
Income from investment operations:
Net investment loss	—	(c)(h)	(0.13)	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.54		0.28	(0.09)	0.49	0.18
Total from investment operations	0.54		0.15	(0.19)	0.44	0.13
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.05)	(0.03)	—
Net realized gains	(0.21)		—	(0.05)	(0.09)	—
Total dividends and distributions	(0.21)		(0.01)	(0.10)	(0.12)	—
Net asset value, end of period	$9.51		$9.18	$9.04	$9.33	$9.01
Total return (b)	5.94%		1.70%	(1.95)%	4.89%	1.46	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,985		$11,180	$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets (e)	2.97%		2.81%	2.25%	2.35%	2.94	%(f)
Ratio of net expenses to average net assets (e)	2.40%		2.60%	2.23%	2.31%	2.30	%(f)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	1.95%		1.95%	1.95%	2.00%	2.15	%(f)
Ratio of net investment income (loss) to average net assets (e)	(0.02)%		(1.17)%	(1.18)%	(1.05)%	0.89	%(f)
Portfolio turnover rate	249%		242%	249%	275%	75	%(d)

	Class Y
	Year Ended December 31,
	2013		2012	2011	2010(g)
Net asset value, beginning of period	$9.17		$9.02	$9.32	$9.12
Income from investment operations:
Net investment loss	(0.01	)(c)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.55		0.19	(0.14)	0.35
Total from investment operations	0.54		0.16	(0.20)	0.32
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.05)	(0.03)
Net realized gains	(0.21)		—	(0.05)	(0.09)
Total dividends and distributions	(0.21)		(0.01)	(0.10)	(0.12)
Net asset value, end of period	$9.50		$9.17	$9.02	$9.32
Total return (b)	5.95%		1.82%	(2.06)%	3.51	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,406		$11,273	$6,232	$385
Ratio of gross expenses to average net assets (e)	3.11%		3.09%	2.35%	2.28	%(f)
Ratio of net expenses to average net assets (e)	2.35%		2.62%	2.28%	2.27	%(f)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.00%		2.00%	2.00%	1.95	%(f)
Ratio of net investment loss to average net assets (e)	(0.11)%		(1.07)%	(1.81)%	(1.48	)%(f)
Portfolio turnover rate	249%		242%	249%	275	%(d)

(a)	For the period June 05, 2009 (commencement of operations) through December 31, 2009.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(f)	Annualized.
(g)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(h)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

86

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class A
	Year Ended December 31,
	2013	2012(a)
Net asset value, beginning of period	$9.54	$8.88
Income from investment operations:
Net investment income	0.44	0.25
Net realized and unrealized gain (loss) on investments	(0.87)	0.73
Total from investment operations	(0.43)	0.98
Less dividends and distributions from:
Net investment income	(0.14)	(0.24)
Net realized gains	—	(0.08)
Return of capital	(0.42)	—
Total dividends and distributions	(0.56)	(0.32)
Net asset value, end of period	$8.55	$9.54
Total return (b)	(4.70)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$35,983	$3,602
Ratio of gross expenses to average net assets	1.42%	1.67	%(d)
Ratio of net expenses to average net assets	1.25%	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.25	%(d)
Ratio of net investment income to average net assets	6.23%	5.88	%(d)
Portfolio turnover rate	556%	190	%(c)

	Class C
	Year Ended December 31,
	2013		2012(a)
Net asset value, beginning of period	$9.50		$8.88
Income from investment operations:
Net investment income	0.46		0.37
Net realized and unrealized gain (loss) on investments	(0.95)		0.57
Total from investment operations	(0.49)		0.94
Less dividends and distributions from:
Net investment income	(0.14)		(0.24)
Net realized gains	—		(0.08)
Return of capital	(0.42)		—
Total dividends and distributions	(0.56)		(0.32)
Net asset value, end of period	$8.45		$9.50
Total return (b)	(5.37	) %	10.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,254		$533
Ratio of gross expenses to average net assets	2.59%		2.81	%(d)
Ratio of net expenses to average net assets	1.95%		1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95%		1.95	%(d)
Ratio of net investment income to average net assets	5.60%		4.80	%(d)
Portfolio turnover rate	556%		190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

87

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class I
	Year Ended December 31,
	2013	2012(a)
Net asset value, beginning of period	$9.54	$8.88
Income from investment operations:
Net investment income	0.54	0.23
Net realized and unrealized gain (loss) on investments	(0.94)	0.75
Total from investment operations	(0.40)	0.98
Less dividends and distributions from:
Net investment income	(0.14)	(0.24)
Net realized gains	—	(0.08)
Return of capital	(0.42)	—
Total dividends and distributions	(0.56)	(0.32)
Net asset value, end of period	$8.58	$9.54
Total return (b)	(4.38)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$112,437	$91,197
Ratio of gross expenses to average net assets	1.02%	1.03	%(d)
Ratio of net expenses to average net assets	0.95%	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	6.56%	6.67	%(d)
Portfolio turnover rate	556%	190	%(c)

	Class Y
	Year Ended December 31,
	2013	2012(a)
Net asset value, beginning of period	$9.54	$8.88
Income from investment operations:
Net investment income	0.47	0.43
Net realized and unrealized loss on investments	(0.88)	0.55
Total from investment operations	(0.41)	0.98
Less dividends and distributions from:
Net investment income	(0.14)	(0.24)
Net realized gains	—	(0.08)
Return of capital	(0.42)	—
Total dividends and distributions	(0.56)	(0.32)
Net asset value, end of period	$8.57	$9.54
Total return (b)	(4.49)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,607	$855
Ratio of gross expenses to average net assets	1.48%	1.74	%(d)
Ratio of net expenses to average net assets	1.00%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00	%(d)
Ratio of net investment income to average net assets	6.61%	5.78	%(d)
Portfolio turnover rate	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

88

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of seven portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Long/Short Equity Fund seeks total return by maintaining long and short positions in exchange traded products. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Closed-end publicly listed fund investments are valued at the official market closing price. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Futures contracts are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.
89

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Commodity Series Fund I Subsidiary and the Gold Series Fund I Subsidiary are currently wholly-owned subsidiaries of the CM Commodity Index Fund and International Investors Gold Fund, respectively. The Subsidiaries act as investment vehicles for the CM Commodity Index Fund and International Investors Gold Fund in order to effect certain investments on behalf of the Funds. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2013, the CM Commodity Index Fund and International Investors Gold Fund held $48,605,868 and $46,866 in their Subsidiaries, representing 19% and 0% of each Fund’s net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiaries of the CM Commodity Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the CM Commodity Fund and the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for the Unconstrained Emerging Markets Bond Fund which is declared and paid monthly). Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
90

F.	Securities Sold Short—The Funds, except CM Commodity Index Fund, may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained for the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund and the Unconstrained Emerging Markets Bond Fund did not have any short sales during the year ended December 31, 2013. Securities sold short in the Long/Short Equity Fund and the Multi-Manager Alternatives Fund held at December 31, 2013 are reflected in the Schedule of Investments.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

H.	Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes held at December 31, 2013 are reflected in the Schedules of Investments.

I.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

J.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Emerging Market Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at December 31, 2013 are reflected in the Schedules of Investments.

K.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest
91

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At December 31, 2013, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

	Asset Derivatives		Liabilities Derivatives
	Commodities Futures Risk	Foreign Currency Risk	Equity Risk	Foreign Currency Risk
CM Commodity Index Fund
Swap contracts[1]	$311,959	$—	$—	$—
Emerging Markets Fund
Foreign forward currency contracts[2]	—	—	—	1,753
Multi-Manager Alternatives Fund
Written Options[3]	—	—	48,217	—
Unconstrained Emerging Markets Bond Fund
Foreign forward currency contracts[4]	—	20,713	—	—

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
[2]	Sttatement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts
[3]	Statement of Assets and Liabilities location: Written options, at value
[4]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2013, were as follows:

	Commodities Futures Risk	Credit Risk	Equity Risk	Interest Rate Risk	Foreign Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$(14,373,386)	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	721,187	—	—	—	—
Emerging Markets Fund
Realized gain (loss):
Foreign forward currency contracts[3]	—	—	—	—	2,116
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[4]	—	—	—	—	(1,753)
International Investors Gold Fund
Realized gain (loss):
Foreign forward currency contracts[3]	—	—	—	—	50,662
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[4]	—	—	—	—	(337)
Multi-Manager Alternatives Fund
Realized gain (loss):
Futures contracts[5]	—	—	—	(72,094)	—
Foreign forward currency contracts[3]	—	—	—	—	(34,348)
Swap contracts[1]	—	(1,862)	—	—	—
Written options[6]	—	—	295,183	—	—
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[4]	—	—	—	—	13,889
Swap contracts[2]	—	4,160	—	—	—
Written options[7]	—	—	19,610	—	—
92

	Commodities Futures Risk	Credit Risk	Equity Risk	Interest Rate Risk	Foreign Currency Risk
Unconstrained Emerging Markets Bond Fund
Realized gain (loss):
Foreign forward currency contracts[3]	$—	$—	$—	$—	$(2,109,827)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[4]	—	—	—	—	35,107

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[5]	Statement of Operations location: Net realized gain (loss) on futures contracts
[6]	Statement of Operations location: Net realized gain (loss) on written options
[7]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options

Credit Default Swaps—The Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Credit default swaps at December 31, 2013 are reflected in the Schedules of Investments. The Multi-Manager Alternatives Fund held credit default swaps for six months during the year ended December 31, 2013 with an average monthly notional amount of $900,000. At December 31, 2013, the Funds held no credit default swaps. The Multi-Manager Alternatives Fund entered into a credit default swap contract for investment purposes, to manage its credit risk and to provide protection against defaults of the issuers. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts at December 31, 2013 are reflected in the Schedule of Investments. The Emerging Markets Fund had forward foreign currency contracts for one month during the year ended December 31, 2013 with an average unrealized depreciation of $1,753. The Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund had forward foreign currency contracts for eight months during the year ended December 31, 2013 with an average unrealized depreciation of $8,514 and $106,930, respectively.

Futures Contracts—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. CM Commodity Index Fund and Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized

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(continued)

gains and losses from futures contracts are reported separately. CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Fund, and Unconstrained Emerging Markets Bond Fund did not have any futures contracts during the year ended December 31, 2013. The Multi-Manager Alternatives Fund held futures contracts for one month during the year ended December 31, 2013 with an average volume of 8,000 contracts. At December 31 2013, the Funds held no futures contracts.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain in the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following transactions in put and call options written during the year ended December 31, 2013:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	(139)	$(8,868)
Options opened	—	—
Options written	(5,250)	(608,410)
Options exercised	731	52,800
Options expired	1,386	94,079
Options closed	2,764	401,050
Options outstanding at December 31, 2013	(508)	$(69,349)

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. Total return swap position held by the CM Commodity Index Fund at December 31, 2013 is reflected in the Schedule of Investments. The average monthly notional amount of the total return swaps in the CM Commodity Index Fund was $195,666,769 during the year ended December 31, 2013.

L.	Offsetting Assets and Liabilities–In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments.
94

The tables below present both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, subject to a master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2013. Collateral is disclosed up to an amount of 100% of the net amount of unrealized gain/loss or market value for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2013.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
CM Commodity Index Fund
Total return swap contracts	$311,959	$—	$311,959	$(311,959)	$—
Unconstrained Emerging Markets Bond Fund
Foreign forward currency contracts	20,713	—	20,713	—	20,713

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount
Emerging Markets Fund
Foreign forward currency contracts	$2,446	$(693)	$1,753	$—	$1,753
Multi-Manager Alternatives Fund Written Options	48,217	—	48,217	(48,217)	—

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Emerging Markets Fund, the Global Hard Assets Fund, the International Investors Gold Fund, the Long/Short Equity Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund. Van Eck Absolute Return Advisers Corporation (“VEARA”) is the investment adviser to the CM Commodity Index Fund and its Cayman subsidiary. VEARA is a wholly-owned subsidiary of VEAC, and collectively with VEAC is referred to as the “Adviser”.

The Adviser receives a management fee, calculated daily and payable monthly at the following annual rates based on the Funds’ average daily net assets:

Fund	Annual Rate

CM Commodity Index Fund	0.75%

Emerging Markets Fund	0.75%

Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter

International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

Long/Short Equity Fund	0.65%

Multi-Manager Alternatives Fund	1.00% of the net assets that are managed by the Adviser, and not by a Sub-Adviser that are invested in underlying funds and 1.60% of the net assets with respect to all other assets of the fund

Unconstrained Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter

As of December 31, 2013, the Multi-Manager Alternatives Fund had six sub-advisers, Coe Capital Management, LLC, Horizon Asset Management, LLC, Millrace Asset Group, Inc., Riverpark, LLC, SW Asset Management, and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended December 31, 2013, the Adviser waived management fees charged by $578 due to such investments on the Multi-Manager Alternatives Fund. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

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(continued)

The Adviser has agreed, through May 1, 2014 (except for Long/Short Equity Fund which is through May 1, 2015), to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2013, are as follows:

	Expense Cap	Waiver of Management fees	Expenses Assumed by the Adviser
CM Commodity Index Fund
Class A	0.95%	$245,664	$—
Class I	0.65	202,802	—
Class Y	0.70	217,278	—
Emerging Markets Fund
Class A	1.95%	—	—
Class C	2.50	28,250	—
Class I	1.25	45,455	—
Class Y	1.70	—	—
Global Hard Assets Fund
Class A	1.38%	768,828	—
Class C	2.20	118,545	—
Class I	1.00	636,131	—
Class Y	1.13	220,819	—
International Investors Gold Fund
Class A	1.45%	45,345	—
Class C	2.20	105,635	—
Class I	1.00	124,357	—
Class Y	1.20	83,982	—
Long/Short Equity Fund
Class A	0.95%	34	3,265
Class I	0.65	259	22,911
Class Y	0.70	32	2,945
Multi-Manager Alternatives Fund
Class A	2.40%	71,442	—
Class C	3.15	37,166	—
Class I	1.95	69,325	—
Class Y	2.00	69,534	—
Unconstrained Emerging Markets Bond Fund
Class A	1.25%	48,045	—
Class C	1.95	32,197	—
Class I	0.95	71,802	—
Class Y	1.00	32,631	—

The Adviser agreed to reimburse the CM Commodity Index Fund through January 14, 2013 for certain swap trading costs as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
CM Commodity Index Fund	$24,470	$519,638	$161,543

This reimbursement is reflected in the Statements of Operations and Statement of Changes as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Emerging Markets Fund, and for the International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2013, the Adviser received $407,606 from the Emerging Markets Fund and $2,018,005 from the International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2013, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $2,016,801 in sales loads relating to the sale of shares of the Funds, of which $1,743,024 was reallowed to broker/dealers and the remaining $273,777 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

96

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2013 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold	Cost of Short Sales Purchased	Proceeds from Short Sales
CM Commodity Index Fund	$—	$—	$—	$—
Emerging Markets Fund	169,452,714	122,730,896	—	—
Global Hard Assets Fund	1,237,937,158	1,387,607,300	—	—
International Investors Gold Fund	332,024,086	385,583,235	—	—
Long/Short Equity Fund	524,867	20,576	58,230	2,445
Multi-Manager Alternatives Fund	71,179,955	95,521,970	43,617,753	48,936,468
Unconstrained Emerging Markets Bond Fund	832,542,634	745,677,298	—	—

Note 5—Income Taxes—As of December 31, 2013, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CM Commodity Index Fund	$264,896,157	$14,926	$(14,282,915)	$(14,267,989)
Emerging Markets Fund	177,835,733	33,697,033	(9,503,296)	24,193,737
Global Hard Assets Fund	3,457,591,620	984,374,882	(301,167,038)	683,207,844
International Investors Gold Fund	753,389,816	131,305,426	(291,417,590)	(160,113,264)
Long/Short Equity Fund	996,655	23,180	—	23,180
Multi-Manager Alternatives Fund	37,391,997	3,704,717	(1,761,543)	1,943,174
Unconstrained Emerging Markets Bond Fund	158,006,309	3,524,895	(4,123,416)	(598,521)

At December 31, 2013, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
CM Commodity Index Fund	$—	$—	$—	$(33,798)	$(1,061,261)	$(1,095,059)
Emerging Markets Fund	—	(18,834,574)	(1,117,348)	(25,505)	24,171,042	4,193,615
Global Hard Assets Fund	2,926,579	(64,298,246)	—	(947,080)	683,507,962	621,189,215
International Investors Gold Fund	—	(136,019,151)	(44,184,293)	(317,076)	(160,033,104)	(340,553,624)
Long/Short Equity Fund	2,505	—	—	—	23,635	26,140
Multi-Manager Alternatives Fund	—	—	(160,191)	(14,381)	2,629,021	2,454,449
Unconstrained Emerging Markets Bond Fund	—	(7,180,116)	(1,201,397)	(13,970)	(603,878)	(8,999,361)

The tax character of dividends and distributions paid to shareholders were as follows:

	2013 Dividends and Distributions			2012 Dividends and Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income		Long Term Capital Gains
CM Commodity Index Fund	$644,746	$—	$—	$—		$—
Emerging Markets Fund	893,891	—	—	—		—
Global Hard Assets Fund	1,273,419	—	—	22,004,296		47,407,821
International Investors Gold Fund	4,523,792	—	—	86,991		30,167,426
Multi-Manager Alternatives Fund	—	823,312	—	—		93,705
Unconstrained Emerging Markets Bond Fund	2,451,226	—	6,688,634	2,170,617	*	—

*	Includes short term capital gains

Net qualified late-year losses incurred after October 31, 2013 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2013, the Funds intend to defer to January 1, 2014 for federal tax purpose qualified late year losses as follows:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Emerging Markets Fund	$—	$1,117,348
International Investors Gold Fund	5,722,945	38,461,348
Multi-Manager Alternatives Fund	—	160,191
Unconstrained Emerging Markets Bond Fund	1,201,397	—
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(continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2013, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
Emerging Markets Fund	$—	$—	$18,834,574
Global Hard Assets Fund	—	64,298,246	—
International Investors Gold Fund	70,888,634	65,130,517	—
Unconstrained Emerging Markets Bond Fund	7,170,250	9,866	—

During the year ended December 31, 2013 the Emerging Markets Fund utilized $14,610,055 of prior year capital loss carryforwards.

During the year ended December 31, 2013, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and distribution reclasses, the Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/ Decrease in Accumulated Net Investment Income/Loss	Increase/ Decrease in Accumulated Net Realized Gain/Loss	Increase/ Decrease in Aggregate Paid in Capital
CM Commodity Index Fund	$1,331,488	$14,348,548	$(15,680,036)
Emerging Markets Fund	(126,812)	250,710	(123,898)
Global Hard Assets Fund	37,094,040	(37,086,395)	(7,645)
International Investors Gold Fund	37,834,723	3,630,142	(41,464,865)
Long/Short Equity Fund	8	(8)	—
Multi-Manager Alternatives Fund	977,399	(138,277)	(839,122)
Unconstrained Emerging Markets Bond Fund	(8,207,674)	8,209,759	(2,085)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2012), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

98

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or penalties. However, some Funds are subject to foreign taxes on the appreciation in value of certain foreign investments. The Funds provide for such taxes in both realized gain and unrealized appreciation.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Swap agreements entered into by the CM Commodity Index Fund and the Multi-Manager Alternatives Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The Long/Short Equity Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

The Long/Short Equity Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Market Bond Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may invest in closed-ends funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do no utilize leverage.

At December 31, 2013, the Adviser owned approximately 11% of Class I of the Emerging Markets Fund, and 16% of Class A, 4% of Class C and 18% of Class I of the Multi-Manager Alternatives Fund, and 97% of Class I and 97% of Class Y of the Long/Short Equity Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

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NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Class A
Shares sold	10,356,312	5,452,376	6,488,040	4,243,655
Shares reinvested	18,993	—	33,523	24
Shares redeemed	(7,776,257)	(3,378,451)	(4,231,778)	(2,494,117)
Net increase	2,599,048	2,073,925	2,289,785	1,749,562

Class C
Shares sold	—	—	893,034	486,282
Shares reinvested	—	—	5,898	34
Shares redeemed	—	—	(660,746)	(599,434)
Net increase (decrease)	—	—	238,186	(113,118)

Class I
Shares sold	11,093,934	5,532,823	728,619	5,239
Shares reinvested	41,482	—	3,031	—
Shares redeemed	(995,741)	(67,977)	(320,798)	(54)
Net increase	10,139,675	5,464,846	410,852	5,185

Class Y
Shares sold	7,652,624	3,398,931	2,576,174	1,330,505
Shares reinvested	5,527	—	4,929	—
Shares redeemed	(3,893,131)	(727,788)	(1,864,957)	(639,860)
Net increase	3,765,020	2,671,143	716,146	690,645

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Class A
Shares sold	4,759,285	7,518,328	11,621,491	11,754,148
Shares reinvested	5,260	403,297	275,846	1,041,932
Shares redeemed	(11,486,666)	(18,574,265)	(20,344,200)	(16,274,131)
Net decrease	(6,722,121)	(10,652,640)	(8,446,863)	(3,478,051)

Class C
Shares sold	658,656	1,084,128	1,814,564	2,268,851
Shares reinvested	2,021	152,685	58,477	234,838
Shares redeemed	(3,489,924)	(3,677,298)	(4,699,170)	(3,665,539)
Net decrease	(2,829,247)	(2,440,485)	(2,826,129)	(1,161,850)

Class I
Shares sold	14,432,410	11,896,908	10,267,653	3,775,708
Shares reinvested	12,542	669,573	97,304	158,791
Shares redeemed	(10,809,806)	(6,163,831)	(3,194,903)	(670,590)
Net increase	3,635,146	6,402,650	7,170,054	3,263,909

Class Y
Shares sold	4,241,625	6,492,546	4,157,575	3,887,091
Shares reinvested	1,746	94,784	21,612	84,051
Shares redeemed	(4,267,266)	(4,062,033)	(5,898,117)	(2,362,467)
Net increase (decrease)	(23,895)	2,525,297	(1,718,930)	1,608,675
100

	Long/Short Equity Fund	Multi-Manager Alternatives Fund
	Period Ended December 12, 2013*	Year Ended	Year Ended
	Through December 31, 2013	December 31, 2013	December 31, 2012
Class A
Shares sold	13,369	902,215	1,536,334
Shares reinvested	—	36,580	5,557
Shares redeemed	—	(3,067,018)	(2,194,223)
Net increase (decrease)	13,369	(2,128,223)	(652,332)

Class C
Shares sold	—	49,647	45,768
Shares reinvested	—	1,554	67
Shares redeemed	—	(23,388)	(3)
Net increase	—	27,813	45,832

Class I
Shares sold	90,097	589,888	392,390
Shares reinvested	—	22,368	1,020
Shares redeemed	—	(149,123)	(354,000)
Net increase	90,097	463,133	39,410

Class Y
Shares sold	11,268	786,915	1,256,576
Shares reinvested	—	7,816	1,396
Shares redeemed	—	(1,665,867)	(718,827)
Net increase (decrease)	11,268	(871,136)	539,145

	Unconstrained Emerging Markets Bond Fund
		Period Ended July 9,
	Year Ended	2012* through
	December 31, 2013	December 31, 2012
Class A
Shares sold	7,188,679	588,360
Shares reinvested	141,585	5,258
Shares redeemed	(3,499,621)	(215,879)
Net increase	3,830,643	377,739

Class C
Shares sold	836,927	272,121
Shares reinvested	25,346	1,724
Shares redeemed	(296,837)	(217,719)
Net increase	565,436	56,126

Class I
Shares sold	7,783,665	9,914,221
Shares reinvested	193,555	42,133
Shares redeemed	(4,429,620)	(398,654)
Net increase	3,547,600	9,557,700

Class Y
Shares sold	1,714,012	418,559
Shares reinvested	24,861	2,507
Shares redeemed	(824,206)	(331,384)
Net increase	914,667	89,682
* Commencement of operations
101

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2013, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2013
CM Commodity Index Fund	2	$638,654	1.37%	$—
Emerging Markets Fund	8	1,275,287	1.38	—
International Investors Gold Fund	15	2,506,177	1.42	587,126
Multi-Manager Alternatives Fund	78	378,807	1.41	—
Unconstrained Emerging Markets Bond Fund	71	2,666,232	1.37	—

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the year ended December 31, 2013, the Funds had no securities lending activity.

Note 12—Recent Accounting Pronouncements—The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01 are reflected in Note 2 of the Funds’ financial statements.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to December 31, 2013:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Unconstrained Emerging Markets Bond Fund
Class A	1/24/14	1/23/14	1/24/14	$0.051
Class C	1/24/14	1/23/14	1/24/14	$0.051
Class I	1/24/14	1/23/14	1/24/14	$0.051
Class Y	1/24/14	1/23/14	1/24/14	$0.051
Unconstrained Emerging Markets Bond Fund
Class A	2/20/14	2/19/14	2/20/14	$0.043
Class C	2/20/14	2/19/14	2/20/14	$0.043
Class I	2/20/14	2/19/14	2/20/14	$0.043
Class Y	2/20/14	2/19/14	2/20/14	$0.043
102

VAN ECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Van Eck Funds

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), including the schedules of investments (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), of Van Eck Funds (comprising, respectively, CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund) (the “Funds”) as of December 31, 2013, and the related statements of operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), the statements of changes in net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Van Eck Funds (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) at December 31, 2013, the results of their operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), the changes in their net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2014

103

VAN ECK FUNDS

TAX INFORMATION

(unaudited)

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction in 2013.

Emerging Markets Fund	3.63%
Global Hard Assets Fund	100%
International Investors Gold Fund	30.77%

The Funds intends to pass through foreign tax credits in the amounts shown. The gross foreign source income earned during 2013 by the Funds was as shown below.

	Foreign	Gross Foreign
Fund	Tax Credits	Source Income
Emerging Markets Fund	$156,560	$2,959,882
International Investors Gold Fund	$858,453	$7,012,896
104

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 57 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 56 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 66 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	13	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 60 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 54 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	66	Director, SmartBrief, Inc.; Director, Foods and Friends, Inc.

Robert L. Stelzl 68 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
105

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC (Since 2008); Manager (Portfolio Administration) of the VEAC (September 2005-October 2008); Officer of other investment companies advised by VEAC.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for VEAC; Officer of other investment companies advised by VEAC.

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of VEAC (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by VEAC.

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 58	Vice President	Since 1998	Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by VEAC.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEAC (Since December 2005); Director of the Adviser and VESC (since October 2010); Chief Compliance Officer of the Adviser and VEAC (March 2013-September 2013); Officer of other investment companies advised by VEAC.

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2006); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 58	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEAC (Since 1997); Director of the Adviser, VESC and VEAC (Since October 2010); Officer of other investment companies advised by VEAC.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 50	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of VEAC (Since July 1993); Executive Vice President of VEAC (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of the Adviser; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by VEAC.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
106

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited)

Van Eck Long/Short Equity Fund (the “New Fund”)

Approval of New Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On September 26, 2013, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to enter into a new advisory agreement (the “New Advisory Agreement”) between the New Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the New Advisory Agreement is set forth below.

In considering the approval of the New Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular and special meetings of the Board and its committees, including information furnished by the Adviser for the meeting of the Board held on September 25 and 26, 2013 specifically for the purpose of considering the approval of the New Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

•	The consolidated financial statements of the Adviser for the past three fiscal years;

•	A description of the New Advisory Agreement and descriptions of the services to be provided by the Adviser thereunder;

•	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the New Fund, the structure of their compensation and the resources available to support these activities;

•	A report comparing the proposed management fees and non-investment management expenses of the New Fund with those of other funds with similar investment strategies managed by other investment advisers;

•	Information concerning the Adviser’s compliance program, the resources expected to be devoted to compliance efforts undertaken by the Adviser on behalf of the New Fund, and reports regarding a variety of compliance-related issues;

•	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

•	Information regarding the procedures to be used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

•	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the New Fund by the Adviser’s investment personnel; and

•	Descriptions of other administrative and other non-investment management services provided by the Adviser for the New Fund, including the Adviser’s activities in managing relationships with the New Fund’s custodian, transfer agent and other service providers.

In determining whether to approve the New Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services to be provided by the Adviser; (2) the nature, quality and extent of the services to be performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the New Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the New Fund with a view to reducing non-management expenses of the New Fund; (3) the terms of the New Advisory Agreement and the services to be performed thereunder; (4) the quality of the services, procedures and processes that would be used to determine the value of the New Fund’s assets and the actions that would be taken to monitor and test the effectiveness of such services, procedures and processes; (5) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (6) the past responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (7) the resources committed

107

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited) (continued)

by the Adviser in recent periods to information technology; and (8) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the New Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the New Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the New Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the New Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

Performance. The Board did not consider performance results for the New Fund because the New Fund has not yet commenced operations.

Fees and Expenses. When considering the investment advisory fees to be paid by the New Fund to the Adviser, the Board considered the reasonableness of the fees and considered the fees in comparison to other funds with similar investment strategies managed by other investment advisers. The Board concluded that the advisory fees to be charged to the New Fund are reasonable.

Profitability and Economies of Scale. The Board did not specifically consider the profitability of the Adviser with respect to the management of the New Fund, as the New Fund had not yet commenced operations. At least annually, the Board considers profitability information about the Adviser with respect to its services for all mutual funds within the Van Eck complex of funds and, in connection therewith, the Board will consider the profitability of the New Fund following commencement of operations of the New Fund. The Board also did not specifically consider the extent to which benefits from economies of scale will be realized by the Adviser and shared with the New Fund as the assets under management grow, although such matters are expected to be considered in the future.

Conclusion. In determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the New Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that entering into the New Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved entering into the New Advisory Agreement for an initial two-year period.

Multi-Manager Alternatives Fund (the “Fund”)

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on September 25-26, 2013 (the “Meeting”), the Board of Trustees of the Fund (the “Board”), which is comprised exclusively of Independent Trustees, considered authorizing Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”) to enter into a new sub-advisory agreement (the “Sub-Advisory Agreement”) with respect to the Fund, for an initial two-year term with GLG, Inc., to serve as a sub-adviser for the Fund (the “New Sub-Adviser”).

In considering the approval of the Sub-Advisory Agreement, the Board reviewed and considered information that had been provided throughout the year by the Adviser at regular and special meetings of the Board and its committees, including information furnished by the Adviser and the New Sub-Adviser for the Meeting. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the Sub-Advisory Agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-Adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve the Sub-Advisory Agreement, the Board evaluated the following factors: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services to be provided by the New Sub-Adviser; (2) the capabilities and background of the New Sub-Adviser’s investment personnel, and the overall capabilities, experience,

108

resources and strengths of the New Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the terms of the Sub-Advisory Agreement and the reasonableness of the fees paid by the Fund for the services described therein; (4) the willingness and ability of the New Sub-Adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-Adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-Adviser’s investment strategy will assist the Fund in pursuing its investment objective. The Board also met with representatives from the New Sub-Adviser.

In considering the proposal to approve the Sub-Advisory Agreement, the Board noted that, combined, the members of the New Sub-Adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-Adviser is experienced in long/short equity strategies.

The Board concluded that the New Sub-Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that the New Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board further concluded that the fees payable to the New Sub-Adviser for sub-advisory services are reasonable.

In view of the fact that the New Sub-Adviser is not affiliated with the Adviser, the Board concluded that the profitability of the New Sub-Adviser was not a relevant factor in its consideration of the Sub-Advisory Agreement.

In determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the Sub-Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that entering into the Sub-Advisory Agreement is in the interests of shareholders, and accordingly, the Board approved entering into the Sub-Advisory Agreement.

109

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com
VEFAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the Registrant with fiscal years ended
     December 31, 2013 and December 31, 2012, were $216,500 and $180,000, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2013 and December 31, 2012, were $41,200 and $35,750, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
     30a-3(c) under the Investment Company Act of 1940, as amended (the
     “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17
     CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities
     Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Eck Funds

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 7, 2014
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2014
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 7, 2014
     -------------